Mentor Funds


                            ----------------------
                               Semi-Annual Report
                            ----------------------
                                 March 31, 1999






                        [MENTOR INVESTMENT GROUP LOGO]

MENTOR FUNDS
SEMI-ANNUAL REPORT
TABLE OF CONTENTS
MARCH 31, 1998
--------------------------------------------------------------------------------


                                                                     PAGE
                                                                 -----------
  Message from the Chairman and President ..................          1
  Growth Portfolio .........................................          2
  Perpetual Global Portfolio ...............................         12
  Capital Growth Portfolio .................................         25
  Income and Growth Portfolio ..............................         33
  Balanced Portfolio .......................................         43
  Municipal Income Portfolio ...............................         53
  Quality Income & Short-Duration Income Portfolios ........         64
  High Income Portfolio ....................................         81
  Notes to Financial Statements ............................         90
  Shareholder Information ..................................  Inside back cover

MENTOR FUNDS
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
MARCH 31, 1999
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

On behalf of all the associates at Mentor Investment Group, we would like to take this opportunity to thank you for your investment in the Mentor Family of Funds. This Semi-Annual Report reaffirms our commitment to our shareholders and details the financial performance of these investments for the period ended March 31, 1999.


Founded in 1970, Mentor Investment Group is an investment advisory firm with more than $16 billion under management. We pride ourselves on a strong heritage of providing quality service and a variety of investment choices that help meet our shareholders' financial objectives by offering mutual funds and separately-invested portfolios.


In the commentary that follows, Mentor's investment team presents an insightful perspective on the markets and strategies that shaped their investment decisions for the past fiscal year. Our investment teams operate with these priorities:


FOCUS -- In most money management companies, each investment manager has multiple responsibilities. At Mentor, our investment managers are singularly focused on enhancing the value of the portfolios. This means that you can be assured of a consistent, proven approach to developing a winning financial strategy.


OPPORTUNITIES -- By offering multiple management styles, portfolio diversification is simplified. Mentor gives investors the tools for long-term investment success through diversification and accommodation of changing investment needs.


SERVICE -- To help serve our shareholders, Mentor has a fully dedicated Investor Relations Center. Our Relationship Coordinators are professionally trained and licensed to serve clients' needs.


TECHNOLOGY -- Abreast of the most advanced technology and using the latest analytical tools, our investment managers have the ability to survey the financial markets and make informed decisions about where the best place is to invest.

We at Mentor are honored to be a partner in the management of your financial assets. Mentor Investment Group provides diversified investment styles and services to over one million shareholders. We serve individuals, corporations, endowments, foundations, public funds, and municipalities. To learn more about Mentor, please contact your consultant or us at (800) 382-0016.


We look forward to making the Mentor formula work for you, and to a mutually beneficial relationship.


Sincerely,

/s/ Daniel J. Ludeman                          /s/ Paul F. Costello
Daniel J. Ludeman                              Paul F. Costello
CHAIRMAN                                       PRESIDENT

                       [MENTOR INVESTMENT GROUP GRAPHIC]






                              THE MENTOR MISSION

TO PROVIDE PROFESSIONAL INVESTMENT MANAGEMENT SERVICES THROUGH A FIRM THAT IS SECOND TO NONE IN THE QUALITY OF ITS INVESTMENT PROCESS, THE SKILL AND TRAINING OF ITS PROFESSIONALS, AND THE COMMITMENT, SHARED BY ALL ITS ASSOCIATES, TO DELIVER THE HIGHEST LEVEL OF SERVICE AND ETHICAL BEHAVIOR TO CLIENTS.

FOR  MORE  INFORMATION  AND  A  PROSPECTUS  FOR  THE  FUNDS,   PLEASE  CALL  US,
(800)382-0016, OR CONTACT YOUR CONSULTANT. THE PROSPECTUS CONTAINS COMPLETE INFORMATION ABOUT FEES, SALES CHARGES, AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

MENTOR GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE SMALL-CAPITALIZATION GROWTH TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
After an extremely strong fourth quarter of 1998, the first quarter of 1999 was one of the most difficult we have encountered in the nearly 15 years of the Small-Capitalization Growth Portfolio's existence. Not difficult in terms of company fundamentals, but rather in terms of market psychology. It seemed throughout the quarter that positive investment returns could only be achieved by buying the largest companies or by purchasing companies with ".com" after their names. The latter, of course, typically have no earnings streams at all. The market largely ignored our small-cap growth companies whose unit sales grew at double-digit rates and whose real earnings growth ranged from 25% and higher.


The narrowness of the market has been mentioned often in the financial press recently, but a few facts and figures may be illustrative. The Russell 2000 Index has a total market capitalization of roughly $1 trillion dollars. This seems like a fairly sizeable amount of money until one realizes that the sum of the market capitalizations of the three largest companies in the Standard and Poor's 500 index, Microsoft, General Electric and Wal-Mart, exceed that amount! In fact, the 30 largest companies in the S&P 500 represent a third of the capitalization of the 8,000 public companies. The narrowness of the market has not been confined to size alone, although this was a very important factor in performance in the first quarter. During the quarter, 56% of all industries in the Russell 2000 saw market values decline by more than 10%. Indeed, 65% of all industries underperformed the index itself. Strange as it may seem, companies in the Russell 2000 losing money or having no income appreciated on average over 10% during the quarter while those companies with net income declined in value.



MANAGEMENT STRATEGY
We continue to believe that the company and industry diversification in our Portfolio makes great sense. We own over 125 rapidly growing companies with average market capitalizations of $950 million. Technology and healthcare companies figure heavily in the make up of the Portfolio with a combined weighting of over 40% of the assets. Consumer oriented industries such as broadcasting and retailing are also important holdings of the Portfolio and are sectors in which we believe earnings growth will be particularly strong this year. We are adding to our telecommunication holdings, believing that unit growth, particularly among the long distance and broadband companies, will be very strong. We are reducing our weighting in the transportation industries due to the fact that energy prices seem to have found a bottom, and at the same time we are investigating the potential for new investments in the energy sector.



PERFORMANCE REVIEW
For the six-month period ending March 31, 1999 the Mentor Growth Portfolio A shares returned 4.99%. The shift in investor psychology regarding small-capitalization equities can be seen by comparing the 22.87% return for the Portfolio in the September-December period and the -14.55% decline for the January-March period. Over the course of the first quarter we have seen the Portfolio's P/E multiple contract by 20%. For the six months we trailed the 10.00% return of our Russell 2000 index benchmark. This was due in part to our lack of Internet exposure as these companies do not meet our earnings growth requirements. Despite the first quarter decline, we

MENTOR GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE SMALL-CAPITALIZATION GROWTH TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

are seeing some of the best fundamentals for our companies in some time. Fourth quarter earnings growth was in excess of 40% over the previous year and positive earnings surprises outnumbered negatives ones by nearly five to one. With its earnings expected to grow in excess of 30%, the Portfolio is selling at 19 times estimated 1999 earnings. Compare this to the S&P 500, which saw its earnings contract 2% in the final quarter of the year, whose earnings growth is expected to be in the single digits this year, and much is selling at a record level of 32 times those estimated earnings.



MARKET OUTLOOK
We do not believe that the present polarization of the market can continue indefinitely. Several times in the past similar market conditions have evolved in which a very small number of companies drove performance. This has typically led to severe P/E compression among many of the smaller growth companies and eventually to very strong outperformance by these same companies.


The longest period of underperformance of small-caps relative to large-caps was six years and occurred during the Great Depression. Although the Portfolio has underperformed large-caps since the second half of 1996, small-cap growth stocks in general have now underperformed for over four years. At present, the top 50 stocks in the S&P 500 are selling at twice their long-term growth rates. Companies in the Growth Portfolio are selling at roughly 60% of their long-term growth rates. We remain convinced that over time, valuations revert to the mean and earnings ultimately drive stock prices.


We believe that the present situation presents one of the more extraordinary periods of small cap undervaluation in market history. We are unaware of any time over the past 40 years when smaller companies have sold at greater discounts to larger-cap stocks than at the present. We suspect that when one looks back a few years from now, it will be clear that 1999 marked a historic low point in small-cap valuations, particularly relative to larger-cap issues.



                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class A and the Russell 2000.~

          Class A     Russell 2,000
 6/5/95     9425         10000
9/30/95    11251         11557
9/30/96    14640         13076
9/30/97    18418         17416
9/30/98    14352         14103
3/31/99    15068         15514

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                     1-Year              Since Inception+++
Class A             (27.56%)                  11.32%





PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  ~ The Russell 2000 is composed of the 2,000 smallest stocks in the Russell
    3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

 ++ Represents a hypothetical  investment of $10,000 in Mentor Growth Portfolio
    Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Growth Portfolio Class A Shares from the date of issuance on 6/5/95 through 3/31/99.

MENTOR GROWTH PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class B Shares and the Russell 2000.-



                  Class B         Russell 2000~

9/30/88            10000             10000
12/31/88            8737              8859.93
12/31/89           10252             10835.34
12/31/90            9096              8289.97
12/31/91           13667             12107.64
12/31/92           15796             14336.85
12/31/93           18260             17047.50
12/31/94           17443             16736.97
9/30/95            23042             21041.03
9/30/96            29535             23804.37
9/30/97            36817             31705.64
9/30/98            32972             28788
3/31/99            46963             31667


                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                1-Year               5-Year            10-Year
Class B        (26.58%)              10.67%            12.20%






PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

+ Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

~   The Russell  2000 is composed  of the 2,000  smallest  stocks in the Russell
    3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

MENTOR GROWTH PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Growth Portfolio Class Y and the Russell 2000.~


                  Class Y         Russell 2000~

11/19/97           10000             10000
12/31/97           10021             10109
 3/31/98           11314             11126
 6/30/98           10500             10580
 9/30/98            8301              8470
 3/31/99            8721              9318


                           Total Returns as of 3/31/99

                         1-Year               Since Inception++
Class Y                 (22.92%)                  (10.67%)





PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 ~  The Russell  2000 is composed  of the 2,000  smallest  stocks in the Russell
    3000 Index and represents approximately 7% of the U.S. equity market capitalization. The Russell 3000 is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the U.S. market. The indexes are not adjusted for sales charges or other fees.

 + Represents a hypothetical investment of $10,000 in Mentor Growth Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Growth Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/99.

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                     SHARES        MARKET VALUE
COMMON STOCKS - 93.84%
CAPITAL GOODS & CONSTRUCTION - 4.48%
Aviation Sales Company               98,250         $4,372,125
Communications Holdings, Inc.        62,700          2,899,875
Conrad Industries, Inc.             226,700            821,787
Denali, Inc. *                      205,250          1,821,594
MotivePower Industries, Inc.        326,950          8,214,619
Rental Service Corporation *        222,700          3,897,250
                                                    ----------
                                                    22,027,250
                                                    ----------
CONSUMER CYCLICAL - 17.37%
Avis Rent A Car *                   244,700          6,775,131
Cadmus Communications
   Corporation                      265,500          3,816,562
Carey International, Inc. *         170,100          2,764,125
Chancellor Media
   Corporation *                     64,750          3,051,344
Chattem, Inc.                       175,450          5,482,812
Citadel Communications
   Corporation *                     77,750          2,585,188
Clear Channel Communications         45,662          3,062,208
Cox Radio, Inc. - Class A *         103,400          5,299,250
Cumulus Media - Class A *           312,300          3,669,525
Dollar General Corporation           42,716          1,452,344
Dollar Tree Stores, Inc. *          155,425          4,808,461
Entercom Communications
   Corporation *                    151,800          5,369,925
Family Dollar Stores                469,800         10,805,400
Lamar Advertising Company *         144,900          4,917,544
Media Arts Group, Inc. *            108,700            978,300
Papa John's International, Inc.*    165,900          7,320,337
SCP Pool Corporation *              330,075          4,621,050
SkyWest, Inc.                       149,000          4,302,375
The Men's Wearhouse, Inc.           146,400          4,218,150
                                                    ----------
                                                    85,300,031
                                                    ----------
CONSUMER STAPLES - 4.17%
Bindley Western Industries           62,650          1,789,441
Celestial Seasonings, Inc.          103,250          2,232,781
Natrol, Inc. *                      105,800            641,413
Parexel International
   Corporation                      129,500          2,679,031
Richfood Holdings, Inc.             188,675          4,068,305
US Foodservice *                    126,500          5,882,250
Wild Oats Markets, Inc.             118,050          3,202,106
                                                    ----------
                                                    20,495,327
                                                    ----------
ENERGY - 2.87%
Core Laboratories N.V.              252,200          4,429,263
Global Industries, Limited          378,250          3,829,781


                                     SHARES        MARKET VALUE
COMMON STOCKS (CONTINUED)
ENERGY (CONTINUED)
Hanover Compressor
   Company *                        221,250         $5,863,125
                                                    ----------
                                                    14,122,169
                                                    ----------
FINANCIAL - 8.47%
CCB Financial Corporation            81,550          4,408,797
Commerce Bancorp, Inc.               92,350          3,809,438
Concord EFS, Inc.                   111,716          3,079,172
Markel Corporation                   55,760         10,050,740
National Commerce Bancorp           418,184          9,539,822
NOVA Corporation *                  270,622          7,103,828
Pinnacle Holdings, Inc.             189,950          2,872,994
U.S. Trust Corporation               10,450            775,259
                                                    ----------
                                                    41,640,050
                                                    ----------
HEALTH - 18.11%
Biomatrix, Inc. *                    41,600          3,244,800
Brookdale Living
   Communities *                    299,400          5,164,650
CareMatrix Corporation *            180,750          3,434,250
Chirex, Inc. *                       93,000          2,278,500
Express Scripts, Inc. - Class A *   122,950         10,566,016
Health Management Associates,
   Inc. *                            78,961            962,337
Henry Schein, Inc. *                 87,150          2,200,537
Mecon, Inc. *                       235,400          1,647,800
Medquist, Inc. *                    235,150          7,054,500
Molecular Devices
   Corporation *                    206,000          5,562,000
NCS Healthcare, Inc. -
   Class A *                        256,250          3,075,000
Omnicare, Inc.                      254,010          4,842,066
Pharmaceutical Product
   Development *                    180,700          6,064,744
Priority Healthcare
   Corporation - Class A *           28,067          1,270,032
Priority Healthcare
   Corporation - Class B *          161,100          7,289,775
Province Healthcare
   Company *                        392,000          7,252,000
PSS World Medical, Inc. *           229,000          2,018,062
QuadraMed Corporation *             166,950          1,272,994
Serologicals Corporation *          288,050          3,906,678
Sunrise Assisted Living, Inc. *      51,750          2,357,859
United Payors & Providers, Inc.     219,900          5,071,444
Wesley Jessen Visioncare, Inc. *     90,000          2,480,625
                                                    ----------
                                                    89,016,669
                                                    ----------

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                        SHARES       MARKET VALUE
COMMON STOCKS (CONTINUED)
TECHNOLOGY - 23.44%
ADE Corporation *                       262,600       $2,494,700
Applied Micro Circuits *                 89,700        3,834,675
ATMI, Inc. *                            114,750        2,295,000
Axent Technologies, Inc. *               62,250        1,497,890
BEA Systems, Inc. *                     101,600        1,587,500
Benchmark Electronics, Inc. *           245,940        7,378,200
Black Box Corporation *                  54,400        1,686,400
C&D Technologies, Inc.                  102,100        2,539,738
Cerprobe Corporation                    418,900        5,340,975
Check Point Software
   Technology *                          33,250        1,429,750
Concord Communications,
   Inc. *                                38,400        2,188,800
Condor Technology Solutions *           115,000        1,092,500
CSG Systems International,
   Inc. *                               118,400        4,669,400
Digital Microwave
   Corporation *                        388,400        3,252,850
Galileo Technology Limited *            177,300        5,186,025
International Integration, Inc. *        10,000          320,000
ITC DeltaCom *                          359,550        7,842,684
Medialink Worldwide, Inc. *             234,250        2,957,406
Metro Networks, Inc. *                   95,350        5,244,250
Mylex Corporation *                     149,750          973,375
Network Appliance, Inc. *                90,750        4,594,219
Optek Technology, Inc. *                 66,400          975,250
P-Com, Inc. *                           503,350        3,838,044
Parlex Corporation *                    279,900        2,659,050
PCD, Inc. *                             244,300        2,213,969
Peerless Systems *                      379,450        3,225,325
Peregrine Systems, Inc. *                66,500        2,219,437
Photronics, Inc. *                      190,700        3,551,787
Powerwave Technologies, Inc. *          181,400        5,147,225
PRI Automation, Inc. *                  129,550        2,720,550
Remedy Corporation *                    139,900        1,958,600
Research In Motion *                    253,800        2,664,900
SCB Computer Technology,
   Inc.                                 514,300        2,346,494
Segue Software, Inc. *                  116,600        1,122,275
Sensormatic Electronics
   Corporation                          368,050        3,496,475
SIPEX Corporation *                     113,950        1,488,472
Smith-Gardner & Associates *             80,000        1,130,000
Speedfam International, Inc. *           98,850        1,186,200
Vantive Corporation *                   180,900        2,182,106


                                         SHARES    MARKET VALUE
COMMON STOCKS (CONTINUED)
TECHNOLOGY (CONTINUED)
Winstar Communications,
   Inc. *                                73,500    $  2,671,266
                                                     -----------
                                                    115,203,762
                                                    ------------
TRANSPORTATION - 5.42%
Atlantic Coast Airlines, Inc. *         236,650       6,655,781
Coach USA, Inc. *                       182,650       5,022,875
Covenant Transport, Inc. -
   Class A *                            218,700       3,253,162
Mesaba Holdings, Inc.                   491,175       6,584,815
M.S. Carriers, Inc. *                   144,900       3,830,794
US Xpress Enterprises -
   Class A *                            110,750       1,287,469
                                                    ------------
                                                     26,634,896
                                                    ------------
MISCELLANEOUS - 9.51%
ABR Information Services,
   Inc. *                               194,950       3,387,256
Action Performance
   Companies, Inc. *                    114,800       3,429,650
AHL Services, Inc. *                    281,300       5,766,650
Butler International, Inc.              181,550       3,335,981
Copart, Inc. *                          245,050       5,084,788
Corporate Executive Board                41,100       1,073,738
Dendrite International, Inc. *          115,400       2,574,862
Global Vacation Group, Inc. *           106,000       1,258,750
Gulf Island Fabrication, Inc.            78,450         823,725
Imax Corporation *                       44,400         865,800
Kulicke & Soffa Industries, Inc.        107,750       2,707,219
Outdoor Systems, Inc. *                 336,489      10,094,670
Rent-Way, Inc. *                        119,500       2,868,000
Select Appointments -                   130,550       3,484,053
                                                    ------------
                                                     46,755,142
                                                    ------------
TOTAL COMMON STOCKS
   (COST $414,597,391)                              461,195,296
                                                    ------------

MENTOR GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                               PRINCIPAL
                                                AMOUNT         MARKET VALUE
SHORT-TERM INVESTMENT - 5.84%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 3/31/99,  4.95%,
   due 4/01/99, collateralized
   by $28,512,021 Federal
   Home Loan Mortgage
   Corporation,  7.50%,
   11/01/27,  market value
   $ 9,296,102 (cost
   $28,692,449)                             $28,692,449      $ 28,692,449
                                                             ------------
TOTAL INVESTMENTS (COST
$   443,289,840)-99.68%                                       489,887,745
OTHER ASSETS LESS LIABILITIES - 0.32%                           1,588,809
                                                             ------------
NET ASSETS - 100.00%                                         $491,476,554
                                                             ============

 * Non-income producing.
 ~ American Depository Receipts.

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $281,329,944 and $258,350,078, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $443,289,840. Net unrealized appreciation aggregated $46,597,905, of which $89,157,037 related to appreciated investment securities and $42,559,132 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                $461,195,296
Repurchase agreements                                  28,692,449
                                                     ------------
  Total investments
     (cost $443,289,840)                              489,887,745
Collateral for securities
  loaned (Note 2)                                      83,131,779
Receivables
  Investments sold                                      3,366,115
  Fund shares sold                                      1,440,088
  Dividends and interest                                  114,547
                                                     ------------
     TOTAL ASSETS                                     577,940,274
                                                     ------------
LIABILITIES
Payables
  Investments purchased             $1,746,758
  Securities loaned (Note 2)        83,131,779
  Fund shares redeemed               1,399,468
Accrued expenses and other
  liabilities                          185,715
                                    ----------
     TOTAL LIABILITIES                                 86,463,720
                                                     ------------
NET ASSETS                                           $491,476,554
                                                     ============
  Net Assets represented by:
     (Note 2)
  Additional paid-in capital                         $450,296,488
  Accumulated undistributed
     net investment loss                               (3,050,768)
  Accumulated net realized loss
     on investment transactions                        (2,367,071)
  Net unrealized appreciation
     of investments                                    46,597,905
                                                     ------------
NET ASSETS                                           $491,476,554
                                                     ============
NET ASSET VALUE PER SHARE
Class A Shares                                       $      14.74
Class B Shares                                       $      14.24
Class Y Shares                                       $      14.78
OFFERING PRICE PER SHARE
Class A Shares                                       $      15.64
Class B Shares                                       $      14.24
Class Y Shares                                       $      14.78
SHARES OUTSTANDING
Class A Shares                                          6,608,296
Class B Shares                                         25,411,548
Class Y Shares                                          2,178,068

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Dividends                                            $   312,809
Interest                                               1,530,633
                                                     -----------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                   1,843,442
EXPENSES
Management fee (Note 4)              $1,879,581
Distribution fee (Note 5)             1,518,365
Shareholder service fee (Note 5)        631,890
Transfer agent fee                      379,384
Administration fee (Note 4)             268,512
Shareholder reports and
  postage expenses                       72,800
Custodian and accounting fees            60,193
Registration expenses                    46,425
Legal fees                               11,955
Audit fees                                8,405
Directors' fees and expenses              6,209
Miscellaneous                            10,491
                                     ----------
  Total expenses                                       4,894,210
                                                     -----------
NET INVESTMENT LOSS                                   (3,050,768)
                                                     -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized loss on
  investments (Note 2)                 (973,034)
Change in unrealized
  appreciation (depreciation)
  on investments                     29,904,306
                                     ----------
NET GAIN ON INVESTMENTS                               28,931,272
                                                     -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $25,880,504
                                                     ===========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS
                                                                             ENDED 3/31/99      YEAR ENDED
                                                                              (UNAUDITED)         9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment loss                                                        $   (3,050,768)   $   (6,962,845)
 Net realized gain (loss) on investments                                          (973,034)       37,565,972
 Change in unrealized appreciation (depreciation) on investments                29,904,306      (173,567,460)
                                                                            --------------    --------------
 Increase (decrease) in net assets resulting from operations                    25,880,504      (142,964,333)
                                                                            --------------    --------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                                       (2,988,326)       (6,599,466)
  Class B                                                                      (15,034,514)      (31,307,757)
  Class Y                                                                       (1,016,636)              (10)
                                                                            --------------    --------------
  Total distributions to shareholders                                          (19,039,476)      (37,907,233)
                                                                            --------------    --------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                  351,383,493       313,753,597
 Reinvested distributions                                                       18,495,506        36,935,409
 Cost of shares redeemed                                                      (371,504,132)     (294,819,420)
                                                                            --------------    --------------
 Change in net assets resulting from capital share transactions                 (1,625,133)       55,869,586
                                                                            --------------    --------------
 Increase (decrease) in net assets                                               5,215,895      (125,001,980)
Net Assets
 Beginning of period                                                           486,260,659       611,262,639
                                                                            --------------    --------------
 End of period (including accumulated undistributed net investment income
  (loss) of ($3,050,768) and $0, respectively)                              $  491,476,554    $  486,260,659
                                                                            ==============    ==============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES


                                                               SIX MONTHS          YEAR
                                                             ENDED 3/31/99        ENDED
                                                              (UNAUDITED)        9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $  14.60        $  19.94
                                                             --------        --------
Income from investment operations
 Net investment loss                                            (0.10)          (0.12)
 Net realized and unrealized gain (loss) on investments          0.80           (4.03)
                                                             --------         --------
 Total from investment operations                                0.70           (4.15)
                                                             --------         --------
Less distributions
 From capital gains                                             (0.56)          (1.19)
                                                             --------        ---------
Net asset value, end of period                               $  14.74        $  14.60
                                                             ========        ========
TOTAL RETURN*                                                    4.99%        (22.08%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $ 97,406        $ 77,720
Ratio of expenses to average net assets                          1.27%(a)        1.26%
Ratio of net investment loss
 to average net assets                                          (0.57%)(a)      (0.56%)
Portfolio turnover rate                                            52%             88%



                                                               YEAR         YEAR             PERIOD
                                                              ENDED         ENDED             ENDED
                                                             9/30/97       9/30/96         9/30/95 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $  18.47      $  16.08       $     13.37
                                                            --------      --------       -----------
Income from investment operations
 Net investment loss                                           (0.17)        (0.10)            (0.01)
 Net realized and unrealized gain (loss) on investments         4.19          4.23              2.72
                                                            --------      --------       ------------
 Total from investment operations                               4.02          4.13              2.71
                                                            --------      --------       ------------
Less distributions
 From capital gains                                            (2.55)        (1.74)                --
                                                            --------      --------       ------------
Net asset value, end of period                              $  19.94      $  18.47       $     16.08
                                                            ========      ========       ============
TOTAL RETURN*                                                  25.81%        29.15%            20.27%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $105,033      $ 40,272       $    20,368
Ratio of expenses to average net assets                         1.28%         1.28%             1.36% (a)
Ratio of net investment loss
 to average net assets                                         (0.67%)       (0.39%)           (0.65%)(a)
Portfolio turnover rate                                           77%          105%               70%

(a) Annualized.
(b) For the period from June 5, 1995 (initial offering of Class A Shares) to September 30, 1995.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES


                                                 SIX MONTHS           YEAR
                                               ENDED 3/31/99          ENDED
                                                (UNAUDITED)          9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $     14.18          $  19.53
                                               -----------          --------
Income from investment operations
 Net investment loss                                 (0.11)            (0.23)
 Net realized and unrealized gain
  (loss) on investments                               0.73             (3.93)
                                               -----------          --------
 Total from investment operations                     0.62             (4.16)
                                               -----------          --------
Less distributions
 From capital gains                                  (0.56)            (1.19)
                                               -----------          --------
Net asset value, end of period                 $     14.24          $  14.18
                                               ===========          ========
TOTAL RETURN*                                         4.56%           (22.62%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $   361,878          $383,188
Ratio of expenses to average net assets               2.02% (a)         2.01%
Ratio of net investment loss
 to average net assets                               (1.32%)(a)        (1.30%)
Portfolio turnover rate                                 52%               88%



                                                YEAR          YEAR             PERIOD             YEAR
                                               ENDED         ENDED             ENDED              ENDED
                                              9/30/97       9/30/96         9/30/95 (b)         12/31/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $  18.29      $  16.05        $     12.15          $  13.78
                                             --------      --------        -----------          --------
Income from investment operations
 Net investment loss                            (0.22)        (0.17)             (0.13)            (0.15)
 Net realized and unrealized gain
  (loss) on investments                          4.01          4.15               4.03             (0.47)
                                             --------      --------        -----------          --------
 Total from investment operations                3.79          3.98               3.90             (0.62)
                                             --------      --------        -----------          --------
Less distributions
 From capital gains                             (2.55)        (1.74)                --             (1.01)
                                             --------      --------        -----------          --------
Net asset value, end of period               $  19.53      $  18.29        $     16.05          $  12.15
                                             ========      ========        ===========          ========
TOTAL RETURN*                                   24.66%        28.18%             32.10%            (4.48%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)     $506,230     $ 371,578        $   246,326          $190,126
Ratio of expenses to average net assets          2.03%         2.03%              2.08% (a)         2.01%
Ratio of net investment loss
 to average net assets                          (1.42%)       (1.13%)            (1.20%)(a)        (1.20%)
Portfolio turnover rate                            77%          105%                70%               77%

(a) Annualized.
(b) For the period from  January 1, 1995 to  September  30, 1995.
 *  Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES


                                                   SIX MONTHS                PERIOD
                                                  ENDED 3/3/99               ENDED
                                                   (UNAUDITED)            9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period             $    14.63              $    18.12
                                                 ----------              ----------
Income from investment operations
 Net investment loss                                  (0.01)                  (0.02)
 Net realized and unrealized gain
  (loss) on investments                                0.72                   (3.28)
                                                 -----------             ----------
 Total from investment operations                      0.71                   (3.30)
                                                 -----------             ----------
Less distributions
 From capital gains                                   (0.56)                  (0.19)
                                                 -----------             ----------
Net asset value, end of period                   $    14.78              $    14.63
                                                 ===========             ==========
TOTAL RETURN*                                          5.05%                  18.36%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)         $    32,193             $   25,353
Ratio of expenses to average net assets                 1.02% (a)              1.01% (a)
Ratio of net investment loss
 to average net assets                                 (0.33%)(a)             (0.04%)(a)
Portfolio turnover rate                                   52%                    88%

(a) Annualized.
(c) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
 *  Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW


UK
During the period ending March 31, we initiated a process of judiciously building exposure to the mid- and small-cap sectors of the U.K. market. This strategy was aimed at taking advantage of the substantial valuation disparities existing between large companies and much of the rest of the market. During the fourth quarter of 1998 we also began a process of selective investment in cyclical stocks. Considerations such as wage growth, employment outlook, and greatly reduced home ownership costs suggested to us that the gloom surrounding many consumer cyclical stocks had been overdone. We also continued to build an exposure to selected commodity-related and economically sensitive stocks with international activities. At period-end, we maintained our relatively positive view of the domestic consumer market, causing us to add selectively to property, house construction, and building materials companies.


During the six-month period we reduced our exposure to telecom stocks, feeling that stock valuations did not fully reflect the likely negative impact on future earnings of increasingly aggressive price competition. We also profitably disposed of the Portfolio's major pharmaceutical holdings, taking advantage of what we perceived as overly generous valuations.



U.S.
The intense focus on a very narrow range of ultra-large companies continued throughout the six-month period ending March 31, with the first quarter of 1999 being the worst quarter of the last two decades in terms of market breadth. Everything fundamentally now points to a broadenng out of the market. Among some of the very large caps there has been a modest change in leadership away from technology stocks towards cyclicals and commodity-related stocks. We currently maintain an overweight position at the cyclical/commodity end of the market, and an underweight position in technology.


A recent survey by Ibbotson of the 8,000 largest U.S. companies indicated that, over the past year, only 1750 had seen their share price actually rise, and the median fall was 26%. The implication of this is that, while we might see a flattening of the S&P trajectory, there are still a lot of companies that represent very good value. Given the added support of growing money supply, we are relatively optimistic about the prospects for share prices generally.



EUROPE
Investments in Europe continue to focus on the peripheral states, such as Ireland, Portugal and Spain, where low interest rates are supporting already buoyant economies. During the first quarter of 1999, we began a shift towards commodity-related and more cyclical stocks, in line with our view that the global economic outlook is improving more rapidly than anticipated. Recently this move on our part has begun to be echoed by European equity markets. We continue to maintain an underweight position in telecommunication stocks, which hurt our performance early in the year but has helped us more recently.



JAPAN
In Japan, early indicators of economic recovery were beginning to appear in the final quarter of 1998. There were also very encouraging signs of genuine corporate restructuring that offered the

MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

prospect of significantly improved earnings in the years to come. We began to increase the exposure of the Portfolio to Japan during the last quarter of 1998, building to its present significantly overweight position. The Portfolio benefited from both the Japanese equity market's strong rally and our holdings' outperformance within that market. It should, however, be noted that our Japanese weighting still represents a relatively modest portion of the overall Portfolio's holdings.



ASIA
In Asia, the perception increasingly took hold that the worst of the regions' difficulties were behind it, with interest rates declining, debt service costs falling, the regional consumer beginning to spend again, and exports to the rest of the world starting to pick up. Worries over possible devaluation of the Chinese rnminbi were increasingly replaced by optimism over possible membership in the World Trade Organisation. We began the period under review slightly overweight in this region, and maintained this weighting as the regions' markets picked up.



LATIN AMERICA
In Brazil the economic outlook has improved. The IMF released a further $9 billion in aid, part of which can be used for foreign exchange intervention, and Congress passed a key element of the fiscal reform package. Better than expected figures for inflation have enabled the Central Bank to cut rates more quickly than expected. Each of these developments was positively received by the market. The privatization program is set to continue with further issues in the next few months. In short, the market has come a long way since the real's devaluation in January. We have consequently adopted a slightly overweight position in Brazil.

MANAGEMENT STRATEGY
The principal asset allocation shift during the six months ending March 31, 1999 was to modestly reduce the Portfolio's exposure to Europe and the UK, and increase its weighting in Japan. This increased weighting to Japan positioned the Portfolio to benefit from the combination of a strong rally in the Japanese equity market and a firm yen during the first quarter of 1999. Additionally, our Japanese stock selection, with its focus on companies likely to be able to both implement and benefit from the new found zeal for restructuring and cost cutting, further enhanced returns.



PERFORMANCE REVIEW
The performance impact of our allocation to sectors sensitive to economic cyclicality proved increasingly positive as the period progressed. For the six-month period ending March 31, 1999 the Mentor Global Portfolio A shares returned 21.52%. This compares to 25.66% for our Morgan Stanley World Index benchmark. Realistically speaking, given the World Index's large allocation to U.S. equities, outperformance by the Global Portfolio versus its index is likely only once non-U.S. markets begin to outperform domestic markets.



MARKET OUTLOOK
Although commodity prices, particularly those for oil, have firmed, and inflation in the U.S. and parts of Continental Europe have risen modestly, worldwide excess capacity and global competition should continue to restrain the prices of manufactured goods. The outlook for global interest rates, therefore, remains relatively positive.


The US economy continues robust, and while retail price inflation has ticked up it still remains relatively

MENTOR PERPETUAL GLOBAL PORTFOLIO
MANAGERS' COMMENTARY: THE GLOBAL/INTERNATIONAL MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

benign. The Federal Reserve appears to have readjusted its views of the linkage between tight labor markets and inflationary pressures. In the UK, despite the continued challenge of sterling strength for manufacturers, there are increasing signs of renewed buoyancy in the domestic economy. Japan appears to be bottoming out, even if with glacial slowness. Asia is experiencing lower interest rates, falling debt service costs, a return of consumer expenditure, and a modest upturn in exports. In Europe, domestic demand remains buoyant, particularly in the periphery, and the gloom surrounding the steep decline in exports and depressed German business confidence may have been overdone. The general improvement in the outlook for the global economy has encouraged a recent shift of investment emphasis in all major equity markets towards economically cyclical and commodity-related stocks.


In the light of this assessment, and barring any unforeseen shocks to global financial markets, we remain optimistic that 1999 will continue to provide positive investment opportunities.

MENTOR PERPETUAL GLOBAL PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class A and Class B Shares and the Morgan Stanley Capital International (MSCI) World Index.*


          Morgan Stanley   A Shares    B Shares
3/29/94        10000         9425        10000
9/30/94        10546         9982         9487
9/30/95        12125        10655        10587
9/30/96        13846        12501        12677
9/30/97        17256        15200        15668
9/30/98        17344        14445        14580
3/31/99        21794        17554        17715

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

              1-Year              5-Year         Since Inception++
Class A       (1.48%)             11.93%             11.89%
Class B        2.90%              12.38%             12.35%






PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * MSCI World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 ~ Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class A and Class B Shares from the date of commencement of operations on 3/29/94 through 3/31/99.

MENTOR PERPETUAL GLOBAL PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual Global Portfolio Class Y Share and the Morgan Stanley Capital International (MSCI) World Index.*



            MSCI World Index     Class Y Shares
11/19/97        10000                10000
12/31/97        10304                10278
3/31/98         11790                11832
6/30/98         12050                11600
9/30/98         10608                10187
3/31/99         13329                12410

Total Returns as of 3/31/99

                       1-Year               Since Inception++
Class Y Shares          4.89%                    16.91%




PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * MSCI World Index is an arithmetic average, weighted by market value, of the performance of approximately 1,450 securities listed on the stock exchanges of 20 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total return index with gross dividends reinvested. MSCI World Index is not adjusted to reflect reinvestment of dividends on securities in the index, and is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.


 + Represents a hypothetical investment of $10,000 in Mentor Perpetual Global Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


++ Reflects operations of Mentor Perpetual Global Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/99.

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                                  SHARES      MARKET VALUE
PREFERRED STOCK - 0.04%
BRAZIL - 0.04%
Embratel Participacoes SA
   (cost $76,209)                    4,700,000              $   78,379
                                                            ----------
COMMON STOCKS - 96.93%
ARGENTINA - 0.09%
Perez Company SA~                        6,637                  61,994
Telecom Argentina SA~                    2,100                  57,619
Telefonica de Argentina SA~              2,020                  61,105
                                                            ----------
                                                               180,718
                                                            ----------
BELGIUM - 0.08%
Cofinimmo                                1,366                 168,065
                                                            ----------
BRAZIL - 0.29%
CIA Paranaense Energy~                   8,500                  63,750
Companhia Energetica                     1,700                  37,914
Electrobras - Centrais Eletricas
   Brasileiras SA                    2,200,000                  46,181
Forca Paulista                         740,000                  53,504
Petroleo Brasileiro SA~                560,000                  78,008
Tele Centro Sul Participacoes
   SA~                                   1,100                  50,806
Tele Norte Leste Participacoes
   SA-*                                  3,800                  58,425
Telecomonicacoes Brasileiras
   SA~                                     920                  74,175
Telerj Celular SA *                    980,000                  36,114
Telesp Participacoes SA~*                2,000                  41,250
Vale do Rio Doche-                       3,650                  53,205
                                                            ----------
                                                               593,332
                                                            ----------
CANADA - 0.58%
Canadian Natural
   Resources *                          27,500                 473,824
MacMillan Bloedel                       17,100                 188,678
Newbridge Networks
   Corporation *                         4,000                 124,000
Northern Telecom                         6,100                 378,962
                                                            ----------
                                                             1,165,464
                                                            ----------
CHILE - 0.11%
Banco Santiago SA~                       1,600                  28,200
Chilectra SA-                            3,450                  74,587
Cia de Telecomunicaciones de
   Chile SA~                             1,700                  40,056
Enersis SA~                              3,000                  80,438
                                                            ----------
                                                               223,281
                                                            ----------
CHINA - 0.20%
First Tractor                          305,000                  57,857
Huaneng Power
   International, Inc. -
   Class A~*                             8,000                  79,500
Pohang Iron & Steel~                     7,500                 134,062
Yanzhou Coal Mining
   Company - Class H                   800,000                 133,173
                                                            ----------
                                                               404,592
                                                            ----------


                                                  SHARES      MARKET VALUE
COMMON STOCKS (CONTINUED)
CROATIA - 0.13%
Zagrebacka Banka                        27,000              $  260,550
                                                            ----------
CZECH REPUBLIC - 0.14%
Ceske Radiokomunikace *                  8,100                 277,627
                                                            ----------
ESTONIA - 0.24%
Eesti Telekom #                         21,700                 479,027
                                                            ----------
FINLAND - 2.68%
Hansabank *                             18,000                 104,903
Huhtamaki                               15,332                 546,053
Metra Oyj - Class B                     47,770                 964,093
Nokia Oyj - Class A                     15,508               2,495,488
Upm-Kymmene Oyj                         47,670               1,317,065
                                                            ----------
                                                             5,427,602
                                                            ----------
FRANCE - 8.22%
Accor SA                                 3,500                 868,796
Alstom SA                               22,640                 671,941
Atos SA                                 14,100               1,293,481
Axa                                      7,520                 996,640
BQE Paribas                              4,280                 477,624
Casino Guichard-Perrachon                8,800                 780,686
Coflexip                                 7,770                 545,075
Colas                                    1,730                 334,585
Compagnie de Saint - Gobain             10,645               1,688,827
Elf Aquitaine SA                         8,200               1,113,311
Entrelec                                10,892                 410,844
Imetal                                   5,130                 592,411
ISIS                                     5,460                 357,687
Sanofi SA                                6,111               1,028,866
Schneider                               17,436                 964,412
Serp Recyclage                           3,039                 459,178
Societe Generale D'Enterprises          12,610                 593,367
Total SA - Class B                      15,050               1,853,294
Usinor SA                               49,160                 647,439
Vivendi                                  3,883                 955,067
                                                            ----------
                                                            16,633,531
                                                            ----------
GERMANY - 3.58%
AVA Allgemeine Handelsge~
   sellschaft der Verbraucher AG         2,420                 901,066
Daimler-Chrysler Benz                   14,193               1,234,614
Deutsche Lufthansa                      44,250                 976,627
Metro AG                                 4,400                 279,224
Porsche AG                                 655               1,615,286
Siemens AG                               9,241                 606,380
Veba AG                                 31,100               1,636,278
                                                            ----------
                                                             7,249,475
                                                            ----------
GREAT BRITAIN - 14.50%
Abbey National PLC                      44,550                 924,254
Allied Zurich PLC *                     20,951                 282,174
Arcadia Group PLC                       55,700                 186,311
Arriva PLC                              35,000                 219,192
Asda Group                             158,000                 387,138
BAA PLC                                 34,250                 380,404

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                             SHARES      MARKET VALUE
COMMON STOCKS (CONTINUED)
GREAT BRITAIN (CONTINUED)
Barclays PLC                                 36,500         $1,059,672
Bass PLC                                     35,571            482,520
BBA Group PLC                                25,397            173,176
BG PLC                                       42,000            247,966
Blue Circle Industries                       46,333            269,627
Britannic Assurance PLC                      19,000            296,785
British Aerospace PLC                        97,000            646,956
British Airways PLC                          62,500            434,988
British-American Tobacco PLC                 62,500            519,366
British Biotech PLC *                       150,000             41,106
Burmah Castrol PLC                           25,000            381,037
Canary Wharf Group                           16,000             85,500
Carlton Communications                       13,500            132,422
Celltech PLC*                                25,000            161,805
Centrica PLC*                               100,000            176,514
Chelsfield PLC                               29,000            136,738
Coats Viyella                                90,000             63,835
Debenhams PLC                                44,000            335,844
Dixons Group                                 13,500            283,776
Emap PLC                                     35,200            690,555
Enterprise Oil PLC                           75,000            430,102
Express Dairies PLC                          48,000             88,209
Fairview Holdings                            89,300            174,181
Frogmore Estates PLC                         35,000            234,143
Gallaher Group PLC                           40,000            234,385
Garban PLC                                   14,800             57,855
Glaxo Wellcome PLC                            1,286             42,974
Granada Group PLC                            36,000            735,846
Great Universal Stores PLC                   18,000            196,293
Greenalls Group PLC                          60,000            323,045
HSBC Holdings PLC                            58,454          1,853,295
Iceland Group PLC                            50,750            209,840
III Group PLC                                51,000            514,647
Imperial Chemical Industries
   PLC                                       40,000            356,574
Inchcape PLC                                 90,000            206,014
Ladbroke Group                              145,412            651,645
Land Securities                              16,000            211,365
Lloyds TSB Group PLC                         86,000          1,310,072
Medeva PLC                                   80,000            159,266
Meggitt PLC                                  75,000            226,688
National Westminster Bank                    47,250          1,096,805
Next PLC                                     38,626            438,658
Northern Foods PLC                           93,400            167,122
Nycomed Amersham PLC                         54,500            469,799
Powderject Pharmaceuticals                   31,559            460,402
PowerGen PLC                                 26,000            286,888
Prudential Corporation PLC                   45,250            592,662
Railtrack Group PLC                           6,000            137,149
Rank Group PLC                               61,750            225,212
Reckitt & Colman PLC                         17,300            186,707
Reuters Group PLC                            30,000            438,383
Rio Tinto                                    25,000            348,595
Rolls-Royce PLC                             161,000            687,111


                                            SHARES          MARKET VALUE
COMMON STOCKS (CONTINUED)
GREAT BRITAIN (CONTINUED)
Sainsbury (J.) PLC                           65,000         $  400,783
Scotia Holdings *                            30,000             49,569
Scottish Power PLC                           22,000            192,392
Securicor PLC                                39,050            348,106
Shell                                        85,000            573,771
Signet Group                                528,500            408,932
Smith (H.W.) Group PLC                       44,750            479,350
Smiths Industries PLC                        23,000            336,650
Spirax-Sarco Engineering PLC                 31,000            245,862
Standard Chartered                           63,500            901,297
Sun Life & Provin Holdings                   32,330            266,834
Tate & Lyle PLC                              35,282            235,745
Telewest Communications *                    48,500            211,091
Tesco PLC                                   134,400            359,102
TI Group PLC                                 27,000            174,858
Trinity PLC                                  39,000            330,686
United Assurance Group PLC                   43,000            304,297
United News & Media PLC                      48,000            454,971
United Utilities                             19,000            228,944
Wolseley                                     12,622             95,324
                                                            ----------
                                                            29,350,157
                                                            ----------
GREECE - 0.19%
Alpha Credit Bank                             2,600            172,817
Chipita                                       6,000            218,579
                                                            ----------
                                                               391,396
                                                            ----------
HONG KONG - 1.43%
Aeon Credit Services                        608,000            109,058
Axa China Region, Limited                   433,000            304,524
Cafe de Coral Holdings, Limited             450,000            126,302
Cheung Kong                                  40,000            304,544
Dah Sing Financial Group                    100,000            246,474
Henderson Investment, Limited               200,000            124,527
HKR International, Limited                  640,000            394,358
Hong Kong Telecom                           108,000            213,301
Hung Hing Printing Group                    181,000             60,143
Hutchison Whampoa, Limited                   48,000            377,841
New World Development                       133,218            262,162
Road King Infrastructure,
   Limited                                  432,544            253,964
Swire Pacific, Limited - Class A             24,000            111,494
Wheelock & Company, Limited                   3,000              2,333
                                                            ----------
                                                             2,891,025
                                                            ----------
INDIA - 0.14%
BSES Limited #*                               8,000             78,000
Hindalco Industries, Limited #                5,000             61,125
Indian Opportunity Fund,
   Limited *                                 11,000            118,250
Mahanagar Telephone Nigam,
   Limited #*                                 2,000             20,200
                                                            ----------
                                                               277,575
                                                            ----------
INDONESIA - 0.15%
Bat Indonesia                                36,000             74,913

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                      SHARES              MARKET VALUE
COMMON STOCKS (CONTINUED)
INDONESIA (CONTINUED)
PT Hajaya Mandala Sampoerna          200,000              $  164,162
PT Indofoods Sukses Mak              114,000                  71,168
                                                          ----------
                                                             310,243
                                                          ----------
IRELAND - 2.18%
Bank of Ireland                       72,465               1,509,816
CRH PLC                               83,100               1,427,984
Elan Corporation PLC~*                13,250                 924,187
Irish Permanent                       36,580                 551,341
                                                          ----------
                                                           4,413,328
                                                          ----------
ITALY - 3.14%
Assicurazioni Generali                15,020                 601,403
Finmeccanica SPA                     882,030                 889,103
Grupo Editoriale L'Espresso          111,550               1,252,060
Ina SPA                              304,000                 918,658
Rinascente SPA                        90,850                 708,901
Telecom Italia Mobile                146,600                 985,698
Telecom Italia SPA                    94,800               1,006,759
                                                          ----------
                                                           6,362,582
                                                          ----------
JAPAN - 13.75%
Asahi Bank                           450,000               2,369,119
Asahi Glass Company, Limited         360,000               2,607,927
Chugai Pharmaceuticals               240,000               2,765,615
DDI Corporation                          550               2,594,449
Funai Electric Company,
   Limited                            24,000               2,213,705
Kokusai Securities Company,
   Limited                           220,000               2,464,726
Nichiei Company                       27,000               2,413,090
Nippon Steel Corporation           1,250,000               2,558,649
Ricoh Company, Limited               270,000               2,813,377
Shin-Etsu Chemical                   100,000               2,619,719
Teijin, Limited                      600,000               2,415,870
                                                          ----------
                                                          27,836,246
                                                          ----------
KOREA - 0.23%
Atlantic Korean Company               20,000                 211,400
CITC Seoul Exel @ *                        2                   8,750
LG Electronics #                       6,400                  18,400
Samsung Electric # (a)                   501                  21,029
Samsung Electronics #(a)              13,500                 209,250
                                                          ----------
                                                             468,829
                                                          ----------
LUXEMBOURG - 0.24%
Benpres Holdings (a)*                 95,200                 251,600
Quilmes Industries SA                  2,100                  19,819
Tata Electric Companies                1,500                 209,400
                                                          ----------
                                                             480,819
                                                          ----------
MALAYSIA - 0.08%
Boustead Holdings Berhad (c)          84,000                  65,432
IOI Corporation (c)                  100,000                  49,474
Nanyang Press Berhad (c)              60,000                  46,106
                                                          ----------
                                                             161,012
                                                          ----------


                                                SHARES      MARKET VALUE
COMMON STOCKS (CONTINUED)
MEXICO - 0.41%
Carso Global Telecom                   7,000              $   36,287
Cemex SA-*                             5,600                  47,029
Cifra SA-                             71,500                 110,705
DESC SA-                               3,002                  80,116
Fomento Economico~                     2,000                  61,875
Grupo Carso SA-                        6,700                  54,579
Grupo Continental SA~                 15,000                  42,227
Grupo Fin Bancomer                   154,000                  51,603
Grupo Televisa #*                      1,400                  43,925
Kimberly-Clark de Mexico SA~           2,680                  48,562
Telefonos de Mexico
   SA - Class L~                       3,890                 254,795
                                                          ----------
                                                             831,703
                                                          ----------
NETHERLANDS - 2.62%
Akzo Nobel                            33,060               1,223,824
ING Groep NV                          29,030               1,599,429
Royal Dutch Petroleum                 32,738               1,740,125
Vendex International NV               30,325                 731,477
                                                          ----------
                                                           5,294,855
                                                          ----------
PHILIPPINES - 0.06%
Bank of the Philippines Island        47,000                 117,652
                                                          ----------
PORTUGAL - 0.80%
BPI SGPS SA                           28,060                 852,488
Cimpor Cimentos de Portugal           13,920                 389,100
Jeronimo Martins                      12,066                 428,871
                                                          ----------
                                                           1,670,459
                                                          ----------
SINGAPORE - 0.84%
DBS Land                             100,000                 147,655
GP Batteries International,
   Limited                           190,000                 278,344
Hong Leong Finance                   100,000                 163,289
Marco Polo Developments,
   Limited                            60,000                  75,738
Overseas Chinese Bank *               30,287                 205,187
Overseas Chinese Bank ~
   Warrants *                        300,000                 203,243
Overseas Union Bank, Limited          50,000                 176,607
United Overseas Bank                  73,000                 456,514
                                                          ----------
                                                           1,706,577
                                                          ----------
SPAIN - 4.46%
Argentaria Corp Bancaria de
   Espana SA                          24,109                 579,197
Autopistas Cesa                       17,390                 222,778
Baron de Ley *                        30,000               1,102,454
Centros Comerciales Continente
   SA                                 40,460               1,124,848
Dragados & Construcciones SA          18,700                 613,532
Endesa SA                             50,450               1,272,998
Prosegur CIA de Seguridad SA         116,895               1,267,897
Tabacalera SA                         65,280               1,322,411
Telefonica SA                         26,626               1,129,042

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                              SHARES      MARKET VALUE
COMMON STOCKS (CONTINUED)
SPAIN (CONTINUED)
Viscofan Envolturas Celulosicas
   SA - Warrants                    29,960              $ 396,419
                                                        ---------
                                                        9,031,576
                                                        ---------
SWEDEN - 1.97%
BPA AB                             265,000                746,361
Celsius AB - Class B                51,760                848,288
Ericsson LM - Class B               38,920                944,970
ForeningsSparbanken AB              45,740              1,074,465
Kinnevik AB                         19,927                381,011
                                                        ---------
                                                        3,995,095
                                                        ---------
SWITZERLAND - 1.80%
Jelmoli Holding AG                     785                744,538
Novartis AG                            896              1,453,284
UBS AG *                             4,565              1,433,983
                                                        ---------
                                                        3,631,805
                                                        ---------
TAIWAN - 0.20%
Formosa Growth Fund *                5,000                 83,125
Taipei Fund *                           20                159,500
Taiwan Semiconductor~                5,900                134,778
                                                        ---------
                                                          377,403
                                                        ---------
THAILAND - 0.08%
Electricity Generating Public
   Company                          40,000                 79,819
Thai Airways - Alien
   Marketing *                      50,000                 75,163
                                                        ---------
                                                          154,982
                                                        ---------
TURKEY - 0.26%
Akbank                           5,000,000                160,836
Haci Omer Sabanci~                  42,000                248,850
Turkiye IS Bankasi               2,700,000                117,612
                                                        ---------
                                                          527,298
                                                        ---------
UNITED STATES - 31.02%
Alcoa, Inc.                         28,800              1,186,200
AlliedSignal, Inc.                  16,000                787,000
Allstate Corporation                21,000                778,312
Anadarko Petroleum
   Corporation                      12,000                453,000
Anheuser-Busch Companies,
   Inc.                              7,000                533,312
Arden Realty Group, Inc.            25,000                556,250
Associates First Capital
   Corporation                      21,200                954,000
AT&T Corporation                    10,878                868,200
Aurora Foods, Inc. *                 9,800                160,475
Avon Products                       14,500                682,406
BankAmerica Corporation             13,300                939,312


                                     SHARES           MARKET VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
BankBoston Corporation *            18,000              $ 779,625
Bell Atlantic Corporation            5,300                273,944
Bethlehem Steel Corporation         57,000                470,727
Bristol-Myers Squibb
   Company *                         9,400                604,538
Cardinal Health, Inc.                8,700                574,200
Case Corporation                    16,000                406,000
Chancellor Media
   Corporation *                    12,000                565,500
Chase Manhattan Corporation          4,700                382,169
Chevron Corporation                  7,000                619,063
Citigroup, Inc.                     20,700              1,322,213
Columbia/HCA Healthcare
   Corporation                      39,100                740,456
Compuware Corporation *             14,000                334,250
Conseco, Inc.                       39,100              1,207,212
Dayton-Hudson Corporation           15,000                999,375
El Paso Energy Corporation          20,000                653,750
Enron Corporation                   11,000                706,750
Federal National Mortgage
   Association                      10,300                713,275
Federated Department Stores,
   Inc. *                           37,000              1,484,625
General Electric Company            32,800              3,628,500
Global Telesystems Group,
   Inc. *                            5,900                330,031
Halliburton Company                 17,500                673,750
HealthSouth Corporation *           65,400                690,735
Hewlett-Packard                     30,600              2,075,062
Home Depot, Inc.                    22,200              1,381,950
Honeywell, Inc.                     10,000                758,125
Household International             15,000                684,375
Infinity Broadcasting *             15,000                386,250
Intel Corporation                    6,700                798,138
International Business
   Machines, Inc.                    5,400                957,150
Johnson & Johnson                    8,500                796,344
Lilly (Eli) & Company                6,000                509,250
Mail-Well Holdings*                 19,600                262,150
MBNA Corporation                    11,800                281,725
McDonald's Corporation              18,000                815,625
MCI WorldCom, Inc. *                13,400              1,186,738
McKesson HBOC, Inc.                  9,000                594,000
Mead Corporation                    51,000              1,568,250
Merck & Company, Inc.                9,000                721,688
Microsoft Corporation *             20,500              1,837,312

MENTOR PERPETUAL GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                   SHARES OR
                                   PRINCIPAL
                                    AMOUNT      MARKET VALUE
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
Monsanto                           15,500      $   712,031
Motorola, Inc.                     14,300        1,047,475
Noble Affiliates, Inc.             11,000          319,000
Ocular Sciences, Inc. *             5,000          143,438
Pharmacia & Upjohn                 15,000          935,625
Philip Morris Companies, Inc.      28,000          985,250
Platinum Technology
   International *                 49,800        1,269,900
Procter & Gamble Company            8,500          832,469
Provident Companies, Inc.          20,000          691,250
Republic Services, Inc. *          19,000          307,562
SBC Communications, Inc.            6,200          292,175
Sears Roebuck & Company             7,700          347,944
Smurfit-Stone Container
   Corporation *                   27,400          529,162
Stewart Enterprises                37,000          594,312
Suiza Foods Corporation *          10,100          340,244
Sybron International
   Corporation *                   25,000          625,000
Symantec Corporation *             11,000          186,312
Texaco, Inc.                       13,000          737,750
Time Warner, Inc.                  10,000          710,625
Tosco Corporation                  12,800          317,600
Travelers Property and
   Casualty - Class A               9,000          321,750
Tyco International Limited         15,000        1,076,250
U.S. Foodservice *                 29,600        1,376,400
Wal-Mart Stores, Inc.              14,100        1,299,844
Warner-Lambert Company             15,000          992,812
Washington Mutual, Inc.            38,500        1,573,688
Waste Management, Inc.             33,800        1,499,875
Wells Fargo Company                23,500          823,969
Xerox Corporation                   4,500          240,187
                                               -----------
                                                62,803,186
                                               -----------
TOTAL COMMON STOCKS
   (COST $184,297,637)                         196,149,066
                                               -----------
CORPORATE BONDS - 0.19%
GREAT BRITIAN - 0.01%
Scotia Holdings, 8.50%,
   3/26/02                        $19,000           18,530
                                               -----------
MALAYSIA - 0.03%
Telekom Malaysia Berhad,
   4.00%, 10/03/04-(a)(b)          70,000           58,625
                                               -----------
THAILAND - 0.15%
PTTEP International, Limited,
   7.63%, 10/01/06                300,000          280,500
                                               -----------
TOTAL CORPORATE BONDS
   (COST $311,140)                                 357,655
                                               -----------
TOTAL LONG-TERM
   INVESTMENTS
   (COST $184,684,986)                         196,585,101
                                               -----------


                                            PRINCIPAL
                                              AMOUNT        MARKET VALUE
SHORT-TERM
   INVESTMENT - 1.63%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 3/31/99, 4.95%, due
   4/01/99, collateralized  by
   Federal National Mortgage
   Association  $3,312,248,
   7.50%, 11/01/27,  market
   value $3,403,335 (cost
   $3,333,062)                            $3,333,062      $  3,333,062
                                                          ------------
TOTAL INVESTMENTS (COST
$188,574,104)-98.75%                                       199,918,163
OTHER ASSETS LESS
   LIABILITIES - 1.25%                                       2,528,545
                                                          ------------
NET ASSETS - 100.00%                                      $202,446,708
                                                          ============

 *   Non-income producing.
 ~   American Depository Receipts.
 #   Global Depoistory Receipts.
 @   International Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) All or a portion of these securities are restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933). Dates of acquisition and costs are set forth in parentheses after the title of the restricted securities.
(c) These securities are considered illiquid due to a one year moratorium on the repatriation of assets from Malaysia.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $162,300,760 and $140,685,888, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $188,574,104. Net unrealized appreciation aggregated $11,344,059, of which $22,716,961 related to appreciated investment securities and $11,372,902 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                $196,585,101
Repurchase agreements                                   3,333,062
                                                     ------------
  Total investments
     (cost $188,574,104)                              199,918,163
Receivables
Collateral for securities
  loaned (Note 2)                                      38,767,594
  Investments sold                                      4,458,626
  Fund shares sold                                      1,228,840
  Dividends and interest                                1,030,879
Unrealized appreciation on
  forward foreign currency
  exchange contracts (Note 6)                               1,140
                                                     ------------
     TOTAL ASSETS                                     245,405,242
                                                     ------------
LIABILITIES
Payables
  Investments purchased           $ 3,776,771
  Securities loaned (Note 2)       38,767,594
  Fund shares redeemed                261,608
  Unrealized depreciation on
     forward foreign currency
     exchange contracts
     (Note 6)                           2,596
Accrued expenses and other
  liabilities                         149,965
                                   ----------
     TOTAL LIABILITIES                                 42,958,534
                                                     ------------
NET ASSETS                                           $202,446,708
                                                     ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                         $177,809,623
  Accumulated undistributed
     net investment loss                                 (350,537)
  Accumulated net realized
     gain on investment
     transactions                                      13,606,911
  Net unrealized appreciation
     of investments and foreign
     currency related
     transactions                                      11,380,711
                                                     ------------
NET ASSETS                                           $202,446,708
                                                     ============
NET ASSET VALUE PER SHARE
Class A Shares                                       $      21.19
Class B Shares                                       $      20.25
Class Y Shares                                       $      21.27
OFFERING PRICE PER SHARE
Class A Shares                                       $      22.48(a)
Class B Shares                                       $      20.25
Class Y Shares                                       $      21.27
SHARES OUTSTANDING
Class A Shares                                          3,998,046
Class B Shares                                          5,812,536
Class Y Shares                                                 58

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Dividends (b)                                            $ 1,405,493
Interest                                                     256,459
                                                         -----------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                       1,661,952
EXPENSES
Management fee (Note 4)                 $  945,039
Distribution fee (Note 5)                  416,023
Shareholder service fee (Note 5)           226,909
Transfer agent fee                         146,975
Custodian and accounting fees              122,065
Administration fee (Note 4)                 90,764
Registration expenses                       26,761
Shareholder reports and postage
  expenses                                  26,262
Legal fees                                   4,063
Audit fees                                   2,856
Organizational expenses                      2,712
Directors' fees and expenses                 2,110
Miscellaneous                                3,565
                                        ----------
  Total expenses                                           2,016,104
                                                         -----------
NET INVESTMENT LOSS                                         (354,152)
                                                         -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN
  CURRENCY RELATED TRANSACTIONS
Net realized gain on investments
  and foreign currency related
  transactions (Note 2)                 14,279,955
Change in unrealized appreciation
  (depreciation) on investments
  and foreign currency related
  transactions                          19,653,366
                                        ----------
NET GAIN ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED
  TRANSACTIONS                                            33,933,321
                                                         -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                        $33,579,169
                                                         ===========

(b) Net of withholding taxes of $117,672.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                              ENDED 3/31/99        YEAR ENDED
                                                                               (UNAUDITED)           9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment loss                                                          $    (354,152)     $   (757,843)
 Net realized gain on investments                                                14,279,955        14,799,387
 Change in unrealized appreciation (depreciation) on investments                 19,653,366       (25,459,714)
                                                                              -------------      -------------
 Increase (decrease) in net assets resulting from operations                     33,579,169       (11,418,170)
                                                                              -------------      -------------
Distributions to Shareholders
 From net realized gain on investments
  Class A                                                                        (4,794,385)       (2,382,830)
  Class B                                                                        (8,453,299)       (4,553,653)
  Class Y                                                                               (85)               (8)
                                                                              -------------      ---------------
  Total distributions to shareholders                                           (13,247,769)       (6,936,491)
                                                                              -------------      --------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                    58,623,898        78,893,773
 Reinvested distributions                                                        12,654,682         6,732,722
 Shares redeemed                                                                (47,452,979)      (44,567,723)
                                                                              -------------      --------------
 Change in net assets resulting from capital share transactions                  23,825,601        41,058,772
                                                                              -------------      --------------
 Increase in net assets                                                          44,157,001        22,704,111
Net Assets
 Beginning of period                                                            158,289,707       135,585,596
                                                                              -------------      --------------
 End of period (including accumulated undistributed net investment income
  (loss) of ($350,537) and $3,616, respectively)                              $ 202,446,708      $158,289,707
                                                                              =============      ==============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES


                                                                   SIX MONTHS          YEAR         YEAR
                                                                 ENDED 3/31/99        ENDED         ENDED
                                                                  (UNAUDITED)        9/30/98       9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $     18.92        $  20.94      $  17.86
                                                                 -----------        --------      --------
Income from investment operations
 Net investment income (loss)                                          (0.04)          (0.03)         0.04
 Net realized and unrealized gain (loss) on investments                 3.90           (0.97)         3.67
                                                                 -----------        --------      --------
 Total from investment operations                                       3.86           (1.00)         3.71
                                                                 -----------        --------      --------
Less distributions
 From capital gains                                                    (1.59)          (1.02)        (0.63)
                                                                 -----------        --------      --------
Net asset value, end of period                                   $     21.19        $  18.92      $  20.94
                                                                 ===========        ========      ========
TOTAL RETURN*                                                          21.52%          (4.97%)       21.59%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                         $    84,733        $ 59,012      $ 46,556
Ratio of expenses to average net assets                                 1.76% (a)       1.75%         1.89%
Ratio of expenses to average net asset excluding waiver                 1.76% (a)       1.75%         1.89%
Ratio of net investment income (loss) to average net assets            (0.07%)(a)      (0.01%)        0.07%
Portfolio turnover rate                                                   80%            162%          128%



                                                                  YEAR         YEAR             PERIOD
                                                                  ENDED        ENDED            ENDED
                                                                 9/30/96      9/30/95        9/30/94 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  15.88    $  14.23        $    14.18
                                                                --------    --------        ----------
Income from investment operations
 Net investment income (loss)                                      (0.04)       0.05             (0.01)
 Net realized and unrealized gain (loss) on investments             2.82        1.60              0.06
                                                                --------    --------        -----------
 Total from investment operations                                   2.78        1.65              0.05
                                                                --------    --------        -----------
Less distributions
 From capital gains                                                (0.80)          --                --
                                                                --------    ---------       -----------
Net asset value, end of period                                  $  17.86    $  15.88        $    14.23
                                                                ========    =========       ===========
TOTAL RETURN*                                                      18.40%      11.60%             0.35%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $ 13,098    $  6,854       $     8,882
Ratio of expenses to average net assets                             1.95%       2.06%             2.09% (a)
Ratio of expenses to average net asset excluding waiver             1.95%       2.11%             3.18% (a)
Ratio of net investment income (loss) to average net assets        (0.21%)      0.26%           (0.10%) (a)
Portfolio turnover rate                                              130%        155%                2%

(a) Annualized.
(c) For the period from March 29, 1994 (commencement of operations), to September 30, 1994.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR PERPETUAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES


                                                           SIX MONTHS           YEAR
                                                         ENDED 3/31/99         ENDED
                                                          (UNAUDITED)         9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $     18.21         $  20.32
                                                         -----------         --------
Income from investment operations
 Net investment loss                                           (0.06)           (0.12)
 Net realized and unrealized gain (loss) on
  investments                                                   3.69            (0.97)
                                                         -----------         --------
 Total from investment operations                               3.63            (1.09)
                                                         -----------         --------
Less distributions
 From capital gains                                            (1.59)           (1.02)
                                                         -----------         --------
Net asset value, end of period                           $     20.25         $  18.21
                                                         ===========         ========
TOTAL RETURN*                                                  21.20%           (5.65%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $   117,713         $ 99,277
Ratio of expenses to average net assets                         2.51% (a)        2.51%
Ratio of expenses to average net asset excluding
  waiver                                                        2.51% (a)        2.51%
Ratio of net investment loss to average net assets             (0.68%)(a)       (0.77%)
Portfolio turnover rate                                           80%             162%



                                                         YEAR         YEAR         YEAR             PERIOD
                                                         ENDED        ENDED        ENDED             ENDED
                                                        9/30/97      9/30/96      9/30/95         9/30/94 (d)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $  17.46     $  15.67     $  14.15       $     14.18
                                                       --------     --------     --------       -----------
Income from investment operations
 Net investment loss                                      (0.02)       (0.05)       (0.05)            (0.04)
 Net realized and unrealized gain (loss) on
  investments                                              3.51         2.64         1.57              0.01
                                                       --------     --------     --------       ------------
 Total from investment operations                          3.49         2.59         1.52             (0.03)
                                                       --------     --------     --------       ------------
Less distributions
 From capital gains                                       (0.63)       (0.80)          --                 --
                                                       --------     --------     --------       ------------
Net asset value, end of period                         $  20.32     $  17.46     $  15.67       $     14.15
                                                       ========     ========     ========       ============
TOTAL RETURN*                                             20.74%       17.39%       10.74%            (0.21%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $ 89,030     $ 42,131     $ 12,667       $     7,987
Ratio of expenses to average net assets                    2.64%        2.70%        2.72%             2.79% (a)
Ratio of expenses to average net asset excluding
  waiver                                                   2.64%        2.70%        2.79%             3.93% (a)
Ratio of net investment loss to average net assets        (0.68%)      (0.91%)      (0.40%)           (0.82%)(a)
Portfolio turnover rate                                     128%         130%         155%                2%

(a) Annualized.
(d) For the period from March 29, 1994 (commencement of operations) to September 30, 1994.
*  Total  return  does  not  reflect  sales  commissions  and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES


                                                             SIX MONTHS                PERIOD
                                                           ENDED 3/31/99               ENDED
                                                            (UNAUDITED)             9/30/98 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                       $   18.96               $   18.81
                                                           ---------               ---------
Income from investment operations
 Net investment income                                             --                     --
 Net realized and unrealized gain on investments                3.90                    0.30
                                                           ----------              ----------
 Total from investment operations                               3.90                    0.30
                                                           ----------              ----------
Less distributions
 From capital gains                                           ( 1.59)                 ( 0.15)
                                                           ----------              ----------
Net asset value, end of period                             $   21.27               $   18.96
                                                           ==========              ==========
TOTAL RETURN                                                   21.83%                   1.60%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $       1              $        1
Ratio of expenses to average net assets                         1.50% (a)               1.50% (a)
Ratio of net investment loss to average net assets             (0.07%)(a)              (0.02%)(a)
Portfolio turnover rate                                           80%                    162%

(a)  Annualized.
(e) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
(f) Income is less than $0.005 per share.
 *  Total return doesnot reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE LARGE-CAPITALIZATION GROWTH MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
It is now becoming increasingly apparent that the stock market may be evolving into a once-in-a-lifetime event, one to be written and talked about long after we are all gone. What was once a great bull market powered by strong earnings and declining inflation expectations has become an emotionally-charged environment where fundamental considerations are giving way to price momentum and speculation on a historic scale.


As we have commented on repeatedly, most of the market's action has narrowed to a fairly limited group of stocks, the mega-sized blue chip growth stocks and Internet concepts, both of which have been in the spotlight for quite a while. This narrowness can be illustrated innumerable ways. The number of stocks reaching new highs is extremely low despite repeated records by the major indexes. On the day the Dow Jones Industrial Average first closed above 10,000 only 44 New York Stock Exchange stocks hit new highs and 88 made new lows. While the S&P 500 has returned 18% over the past twelve months, about 60% of the stocks in the index have actually DECLINED over the same period and the largest 50 stocks in the index are up an average 47%. It is starkly clear that the recent record breaking advances are riding on a select group.


There is no doubt many of today's most popular mega-cap stocks have shown fantastic earnings growth. But in most cases these stocks have now far outpaced their earnings as price momentum has become the driving force. The largest five stocks in the NASDAQ composite gained an average 110% over the last 12 months and now trade at an average 67 times trailing earnings. This valuation level implies very little perceived risk to these companies' outlooks, despite the inherently volatile nature of this sector. Naturally, the higher these stocks' valuations rise, the more people seem to consider valuation irrelevant. Several thoughtful observers including Warren Buffett, Bill Gates, and Alan Greenspan have warned about these valuations, but most consider their rhetoric out-of-date.


The performances, and particularly the valuations, of most Internet stocks are beyond adequate description. We never imagined we would see this level of speculation. Companies that were conceptualized less than two years ago and organized less than one year ago have since gone public with multi-billion dollar market values on minuscule revenues, income losses, and vague plans.


The enticement of apparently easy gains in the obvious stocks that continue to go up without pause is incredible, but we know temptation is a deadly investment platform. Many people chasing today's most popular stocks decry the notion of temptation. They say they are buying these stocks with an eye toward the long-term, and this view obviates short-term valuation concerns. We believe the truth is precisely the opposite, that current demand is proportional to recent gains, and it's the long-term view that often crystallizes the level of speculation. For instance, if we assume the stock of America Online appreciates 20% a year over the next 10 years, a rate probably well below virtually all current owners' expectations, and its shares outstanding increase by 5% a year due to employee options, then it will have a market value exceeding $1.9 TRILLION. Assuming at that size the market will have priced the stock at a lower but arguably extreme P/E ratio of 50 then America Online will need net income of $39 billion, all in just ten years.

MENTOR CAPITAL GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE LARGE-CAPITALIZATION GROWTH MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

By comparison, Microsoft currently has net income of $6.6 billion. It may happen, but it certainly seems a stretch.



MANAGEMENT STRATEGY
Fortunately, we know that long-term investment success is founded on consistent execution of a sound fundamental discipline, not popularity contests. In fact, we are increasingly comfortable with our current holdings. These are substantial companies and their results are generally tracking our expectations including average estimated earnings growth of 14-15% this quarter and year. These stocks trade at an average P/E ratio of 21.5 times estimated 1999 earnings-per-share, about 20% below the S&P 500's valuation, despite our belief that their outlooks are better than average.



PERFORMANCE REVIEW
Our "quality-growth-at-a-reasonable-price" investment philosophy and strategy are clearly out of sync with prevailing sentiment. After a few excellent years, our recent returns have slipped behind the S&P 500. This under-performance mostly reflects our lack of exposure to today's most popular stocks, not fundamental disappointments in our holdings. For the six-month period ending March 31, 1999 the Mentor Capital Growth A shares returned 19.63%, compared to 27.34% for the S&P 500.

MARKET OUTLOOK
We have no idea how the stock market will progress over the remainder of the year. The economy appears to be in remarkably good shape with solid growth and low inflation likely to continue. If market momentum continues along current lines our performance will continue to compare poorly to the major averages. In fact, it is very possible that current trends may grow even more extreme. At some point the speculative excess building today will be quashed. We have no idea when or what the catalyst may be, but it will certainly seem obvious when we look back. Between now and then the market could experience some significant volatility. Our singular goal is to get through this highly unusual period with our discipline intact, as we know most others will not.

MENTOR CAPITAL GROWTH PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class A and Class B Shares and the S&P 500.~


            Class A Shares   Class B Shares        S&P 550

4/29/92         9450              10000             10000
9/30/92         9524              10061             10215
9/30/93        10306              10818             11543
9/30/94        10165              10601             11965
9/30/95        12216              12443             15521
9/30/96        15185              15532             18680
9/30/97        20467              20928             26236
9/30/98        22660              22767             28608
3/31/99        27116              27129             36430

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                 1-Year       5-Year           Since Inception+++
Class A          3.67%           20.91%             15.49%
Class B          8.01%           21.42%             15.64%




 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

  + Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares of rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 ++ Represents a hypothetical investment of $10,000 in Mentor Capital Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

+++ Reflects operations of Mentor Capital Growth Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 3/31/99.

Comparison of change in value of a hypothetical $10,000 investment in Mentor Capital Growth Portfolio Class Y Shares and the S&P 500.~

            Class Y Shares       S&P 500
11/19/97        10000             10000
12/31/97        10300             10643
3/31/98         11835             12127
6/30/98         12200             12450
9/30/98         10895             11281
3/31/99         13055             14366

                          Total Returns as of 3/31/99

                         1-Year                 Since Inception++
Class Y Shares           10.32%                       22.87%





PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 ~ The S&P 500 is adjusted to reflect reinvestment of dividends on securities in the index. The S&P 500 is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.

 +  Represents a  hypothetical  investment of $10,000 in Mentor  Capital  Growth
    Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Capital Growth Portfolio Class Y from the date of issuance on 11/19/97 through 3/31/99.

MENTOR CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                    SHARES      MARKET VALUE
COMMON STOCKS - 95.00%
BASIC MATERIALS - 4.88%
Bemis, Inc.                        172,784     $ 5,367,103
Sherwin-Williams Company           736,600      20,716,875
                                               -----------
                                                26,083,978
                                               -----------
CAPITAL GOODS & CONSTRUCTION - 9.45%
Emerson Electric Company           358,600      18,983,388
Illinois Tool Works                331,700      20,523,938
W. W. Grainger, Inc.               256,300      11,036,918
                                               -----------
                                                50,544,244
                                               -----------
CONSUMER CYCLICAL - 13.32%
Chancellor Media
   Corporation *                   379,750      17,895,719
Interpublic Group
   Companies, Inc.                 252,800      19,686,800
Newell Rubbermaid, Inc.            501,419      23,817,383
Royal Caribbean Cruises,
   Limited                         252,600       9,851,400
                                               -----------
                                                71,251,302
                                               -----------
CONSUMER STAPLES - 8.17%
Bristol-Myers Squibb
   Company                         341,500      21,962,719
Sysco Corporation                  826,500      21,747,281
                                               -----------
                                                43,710,000
                                               -----------
FINANCIAL - 16.74%
American Express Company           156,500      18,388,750
Federal National Mortgage
   Association                     219,600      15,207,300
SouthTrust Corporation             481,500      17,965,969
Washington Mutual, Inc.            483,640      19,768,785
Wells Fargo Company                519,800      18,225,487
                                               -----------
                                                89,556,291
                                               -----------
HEALTH - 7.86%
Johnson & Johnson                  240,600      22,541,212
Tenet Healthcare Corporation     1,031,000      19,524,563
                                               -----------
                                                42,065,775
                                               -----------
TECHNOLOGY - 22.45%
Automatic Data Processing          515,000      21,308,125
Computer Sciences
   Corporation                     339,150      18,716,841
MCI WorldCom, Inc.                 185,750      16,450,484
Sun Microsystems, Inc.*            183,350      22,907,291
SunGard Data Systems, Inc.*        550,000      22,000,000
Xerox Corporation                  350,000      18,681,250
                                               -----------
                                               120,063,991
                                               -----------



                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT         MARKET VALUE
COMMON STOCKS (CONTINUED)
TRANSPORTATION & SERVICES - 1.31%
Werner Enterprises, Inc.                    446,312      $  7,029,414
                                                         ------------
UTILITY - 2.67%
MediaOne Group*                             225,000        14,287,500
                                                         ------------
MISCELLANEOUS - 8.15%
Tyco International Limited                  295,600        21,209,300
UNUM Corporation                            471,100        22,406,694
                                                         ------------
                                                           43,615,994
                                                         ------------
TOTAL COMMON STOCKS (COST
$451,750,680)                                             508,208,489
                                                         ------------
SHORT-TERM INVESTMENT - 3.32%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated  3/31/99,  4.95%,
   due 4/01/99  collateralized
   by $28,720,000 Federal
   Home Loan Mortgage
   Corporation,  7.50%,
   11/01/27, market value
   $18,147,748 (cost
   $17,773,445)                         $17,773,445        17,773,445
                                                         ------------
TOTAL INVESTMENTS
   (COST $469,524,125)-98.32%                             525,981,934
OTHER ASSETS LESS LIABILITIES - 1.68%                       8,960,759
                                                         ------------
NET ASSETS - 100.00%                                     $534,942,693
                                                         ============

* Non-income producing.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $289,346,132 and $182,295,844, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $469,524,125. Net unrealized appreciation aggregated $56,457,809, of which $71,039,062 related to appreciated investment securities and $14,581,253 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                 $508,208,489
Repurchase agreements                                   17,773,445
                                                      ------------
  Total investments
     (cost $469,524,125)                               525,981,934
Collateral for securities loaned
   (Note 2)                                             22,282,979
Receivables
  Investments sold                                       8,481,730
  Fund shares sold                                       1,910,950
  Dividends and interest                                   452,073
                                                      ------------
     TOTAL ASSETS                                      559,109,666
                                                      ------------
LIABILITIES
Payables
  Investments purchased             $1,095,869
  Securities loaned (Note 2)        22,282,979
  Fund shares redeemed                 703,600
Accrued expenses and other
   liabilities                          84,525
                                    ----------
     TOTAL LIABILITIES                                  24,166,973
                                                      ------------
NET ASSETS                                            $534,942,693
                                                      ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                          $463,096,410
  Accumulated undistributed net
     investment loss                                    (1,003,192)
  Accumulated net realized gain
     on investment transactions                         16,391,666
  Net unrealized appreciation of
     investments                                        56,457,809
                                                      ------------
NET ASSETS                                            $534,942,693
                                                      ============
NET ASSET VALUE PER SHARE
Class A Shares                                        $      24.27
Class B Shares                                        $      22.95
Class Y Shares                                        $      24.34
OFFERING PRICE PER SHARE
Class A Shares                                        $      25.75(a)
Class B Shares                                        $      22.95
Class Y Shares                                        $      24.34
SHARES OUTSTANDING
Class A Shares                                          11,553,848
Class B Shares                                          11,088,831
Class Y Shares                                                  54

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Dividends                                               $ 2,337,247
Interest                                                    607,297
                                                        -----------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                      2,944,544
EXPENSES
Management fee (Note 4)                 $1,796,157
Distribution fee (Note 5)                  881,368
Shareholder service fee (Note 5)           561,297
Transfer agent fee                         323,963
Administration fee (Note 4)                224,520
Shareholder reports and postage
   expenses                                 56,547
Custodian and accounting fees               38,746
Registration expenses                       32,333
Legal fees                                  10,583
Audit fees                                   7,440
Directors' fees and expenses                 5,496
Miscellaneous                                9,286
                                        ----------
  Total expenses                                          3,947,736
                                                        -----------
NET INVESTMENT LOSS                                      (1,003,192)
                                                        -----------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS
Net realized gain on investments
   (Note 2)                             18,899,025
Change in unrealized appreciation
   (depreciation) on investments        49,993,788
                                        ----------
NET GAIN ON INVESTMENTS                                  68,892,813
                                                        -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                      $67,889,621
                                                        ===========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                              ENDED 3/31/99       YEAR ENDED
                                                                               (UNAUDITED)          9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment loss                                                          $  (1,003,192)    $  (1,099,960)
 Net realized gain on investments                                                18,899,025        45,438,253
 Change in unrealized appreciation (depreciation) on investments                 49,993,788       (32,273,002)
                                                                              -------------     -------------
 Increase in net assets resulting from operations                                67,889,621        12,065,291
                                                                              -------------     -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                                --           (29,728)
  Class B                                                                                --           (52,910)
 From net realized gain on investments
  Class A                                                                       (16,354,928)       (5,934,313)
  Class B                                                                       (23,292,331)      (10,484,517)
  Class Y                                                                              (124)              (12)
                                                                              -------------     -------------
  Total distributions to shareholders                                           (39,647,383)      (16,501,480)
                                                                              -------------     -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                   202,131,046       220,347,636
 Reinvested distributions                                                        38,811,637        16,089,732
 Shares redeemed                                                                (76,111,172)      (69,421,743)
                                                                              -------------     -------------
 Change in net assets resulting from capital share transactions                 164,831,511       167,015,625
                                                                              -------------     -------------
 Increase in net assets                                                         193,073,749       162,579,436
Net Assets
 Beginning of period                                                            341,868,944       179,289,508
                                                                              -------------     -------------
 End of period (including accumulated undistributed net investment income
  (loss) of ($1,003,192) and $0, respectively)                                $ 534,942,693     $ 341,868,944
                                                                              =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS A SHARES


                                                   SIX MONTHS          YEAR         YEAR        YEAR        YEAR        YEAR
                                                 ENDED 3/31/99         ENDED       ENDED       ENDED       ENDED       ENDED
                                                  (UNAUDITED)         9/30/98     9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year               $   22.71          $  22.42     $ 19.36     $ 16.02     $ 14.88     $  15.26
                                                 ---------           -------      -------     -------     -------     -------
Income from investment operations
 Net investment income (loss)                        (0.08)            (0.10)      (0.02)       0.11        0.02         0.09
 Net realized and unrealized gain (loss) on
  investments                                         4.19              2.34        5.87        3.73        2.91        (0.30)
                                                 ----------          --------     -------     -------     -------     -------
 Total from investment operations                     4.11              2.24        5.85        3.84        2.93        (0.21)
                                                 ----------          --------     -------     -------     -------     -------
Less distributions
 From net investment loss                             -                (0.01)        -           -           -          (0.04)
 From net realized capital loss                      (2.55)            (1.94)      (2.79)      (0.50)      (1.79)       (0.13)
                                                 ----------          --------     -------    -------     -------     -------
 Total distributions                                 (2.55)            (1.95)      (2.79)      (0.50)      (1.79)       (0.17)
                                                 ----------          --------     -------     -------     -------     -------
Net asset value, end of year                     $   24.27          $  22.71     $ 22.42     $ 19.36     $ 16.02     $  14.88
                                                 ==========          ========     =======     =======     =======     =======
TOTAL RETURN*                                        19.66%            10.72%      34.78%      24.63%      20.18%       (1.37%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)           $ 280,401          $145,117     $65,703     $31,889     $29,582     $ 21,181
Ratio of expenses to average net assets               1.36% (a)         1.34%       1.41%       1.43%       1.87%        1.70%
Ratio of net investment income (loss) to
 average net assets                                  (0.05%)(a)         0.06%       0.53%       0.51%       0.27%        0.53%
Portfolio turnover rate                                 42%              104%         64%         98%        157%         149%

(a) Annualized.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS B SHARES


                                                   SIX MONTHS          YEAR         YEAR         YEAR        YEAR        YEAR
                                                 ENDED 3/31/99         ENDED        ENDED       ENDED       ENDED       ENDED
                                                  (UNAUDITED)         9/30/98      9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year               $   21.72           $ 21.68     $  18.92      $ 15.79     $ 14.80     $ 15.23
                                                 ---------           -------      -------      -------     -------     -------
Income from investment operations
 Net investment income (loss)                        (0.06)            (0.08)           -        (0.04)       0.25       (0.04)
 Net realized and unrealized gain (loss) on
  investments                                         3.84              2.07         5.55         3.67        2.53       (0.26)
                                                 ----------          -------      -------      -------     -------     -------
 Total from investment operations                     3.78              1.99         5.55         3.63        2.78       (0.30)
                                                 ----------          -------      -------      -------     -------     -------
Less distributions
 From net investment loss                                 -            (0.01)           -            -           -           -
 From capital loss                                   (2.55)            (1.94)       (2.79)       (0.50)      (1.79)      (0.13)
                                                 ----------          -------      -------      -------     -------     -------
 Total distributions                                 (2.55)            (1.95)       (2.79)       (0.50)      (1.79)      (0.13)
                                                 ----------          -------      -------      -------     -------     -------
Net asset value, end of year                     $   22.95          $  21.72     $  21.68      $ 18.92     $ 15.79     $ 14.80
                                                 ==========          =======      =======      =======     =======     =======
TOTAL RETURN*                                        18.97%             9.86%       33.88%       23.64%      19.26%      (2.00%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)           $ 254,541          $196,751     $113,587      $68,213     $57,648     $41,106
Ratio of expenses to average net assets               2.11% (a)         2.09%        2.16%        2.18%       2.56%       2.46%
Ratio of net investment loss to average net
 assets                                              (0.80%)(a)        (0.70%)      (0.22%)      (0.24%)     (0.41%)     (0.22%)
Portfolio turnover rate                                 42%              104%          64%          98%        157%        149%

(a) Annualized.
 *  Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS Y SHARES


                                                             SIX MONTHS            PERIOD
                                                            ENDED 3/31/99           ENDED
                                                             (UNAUDITED)         9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $   22.74            $  20.81
                                                            ---------            --------
Income from investment operations
 Net investment income                                           0.16                0.02
 Net realized and unrealized gain on investments                 1.44                2.16
                                                            ---------            --------
 Total from investment operations                                1.60                2.18
                                                            ---------            --------
Less distributions
 From net realized capital gain                                     -               (0.25)
                                                            ---------            --------
 Total distributions                                                -               (0.25)
                                                            ---------            --------
Net asset value, end of period                              $   24.34            $  22.74
                                                            =========            ========
TOTAL RETURN*                                                   19.83%              10.56%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $       1            $      1
Ratio of expenses to average net assets                          1.09%(a)            1.09%(a)
Ratio of net investment income to average net assets           ( 0.04%)(a)           0.38%(a)
Portfolio turnover rate                                            42%                104%

(a) Annualized.
(b) Reflects operations for the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE INCOME AND GROWTH MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
A number of milestones have been reached so far in 1999. The Dow Jones Industrial Average exceeded 10,000 for the first time. The Senate refused to oust President Clinton from office. The US economy continued its robust growth, with few signs of inflation. After four years of consecutive 20% plus returns, the stock market has gotten off to another good start, with the S&P500 returning 5.0% in the first quarter. The trends at play in 1998 continued to prevail, with a narrow group of stocks led by large-capitalization growth stocks, dominating the market. Large-capitalization technology issues, especially Internet-related companies, and capital markets-oriented financial stocks provided the leadership. Growth continued to outperform value.


Interest rates rose again during the first quarter of 1999 as the bond market realigned yields in response to a somewhat stronger worldwide economic environment. Following three easing moves by the Federal Reserve in 1998, the bond market had established a yield curve that clearly envisioned further aggressive easing by the Fed. The Fed has now stated that global economic and financial situations have, for the moment, stabilized and that further lowering of the short rate is not warranted. With little immediate hope of further actions by the Fed to lower short-term yields, focus has moved to the strength of the US economy. The strong economy and generally rising interest rates have permitted both corporate and mortgage sectors to perform well. Corporate bonds have been supported by the fact that the robust US economy means that corporate balance sheets are strong and can easily support the current ratings of their debt. Rising interest rates mean lower refinancing volume, a clear benefit for mortgage-backed securities.

PORTFOLIO PERFORMANCE
For the six month period ended March 31, 1999, the Mentor Income & Growth Portfolio A shares returned 5.73% compared to 15.74% for its 60%S&P500/40%Lehman Brothers Aggregate Bond Index benchmark. Our value investment bias and consequent lack of exposure to the very large growth stocks, especially in the technology sector (with the exception of our large holding in IBM) was a major cause of our shortfall in performance. The recent disparity between growth and value investment performance can be seen by the difference in returns of the Russell 1000 Growth Index, up 34.8% over the past six months, and the Russell 1000 Value Index up 18.3%.



EQUITY OUTLOOK AND STRATEGY
While still ten months short of the mark, it appears the US economy will set a record for the longest expansion in the post-World War II era. At this stage of the cycle, the economy is in far better shape than it was during the record expansion of the 1960's. Inflation remains low, productivity is high, manufacturing labor costs continue to decline, and capacity utilization is below normal levels. The strength in the economy over the next few quarters is likely to be greater than many are now expecting. We have increased our estimate of real GDP growth to 3.5% for 1999.


If world economic activity improves as we think it will, the market could broaden and reduce the significant dispersion in valuations. The Portfolio is broadly diversified and well positioned to take advantage of the change when it occurs. Two sectors that should be beneficiaries are industrial cyclicals and materials. Increased shipments on lean cost structures should enable industrial companies to show strong earnings gains. Improved demand

MENTOR INCOME AND GROWTH PORTFOLIO
MANAGERS' COMMENTARY: THE INCOME AND GROWTH MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

for materials could result in a quick upward move in the price for certain commodities that would benefit the stock prices of the producers. The very recent performance of energy-related equities is an example of the sharp and rapid rally that can occur when a commodity price moves up from a very depressed level.



FIXED INCOME OUTLOOK AND STRATEGY
The bond market is clearly in uncharted waters. Not in recent memory has rapid economic growth this late in an economic expansion been accompanied by stable and even falling inflation. We believe that the economy will continue to grow at a reasonably rapid pace, though not as rapid as that of 1998. Furthermore, inflation should remain low, most likely between one and two percent. The Fed will not move toward either higher or lower rates during 1999, and as a result bond yields will move around within the context of a Fed Funds Rate stable at 4.75%. As a result, both mortgage-backed securities and corporate bonds will in all likelihood provide better total returns than Treasury securities. We therefore expect to permit the Portfolio's duration to drift downward and to de-emphasize Treasury securities in favor of the corporate and mortgage-backed sectors.

MENTOR INCOME AND GROWTH PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income and Growth Portfolio Class A and Class B Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+


              Class A Shares    Class B Shares    LAGG/S&P 500
5/24/93            9425              10133           10000
9/30/93            9909              10506           10353
9/30/94           10578              11239           10446
9/30/95           12402              12614           12879
9/30/96           14802              15140           14686
9/30/97           18076              18499           18723
9/30/98           19126              19302           20692
3/31/99           20068              20192           23979


                      Average Annual Returns as of 3/31/99
                             Including Sales Charges

              1-Year          5-Year            Since Inception++
Class A      (2.31%)           13.58%                 12.75%
Class B       1.95%            14.09%                 13.09%





PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


 ** Represents a hypothetical investment of $10,000 in Mentor Income and Growth Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of the Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.


*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charges = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class A and Class B Shares from the date of commencement of operations on 5/24/93 through 3/31/99.

MENTOR INCOME AND GROWTH PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 investment in Mentor Income and Growth Portfolio Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+



              Class Y Shares     LAGG/S&P 500
11/19/97           10000           10000
12/31/97           10217           10443
3/31/98            10860           11374
6/30/98            10750           11800
9/30/98            10660           11211
3/31/99            11289           12987




                           Total Returns as of 3/31/99

                     1-Year                 Since Inception++
Class Y              3.95%                         9.82%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  + The Standard & Poor's Index (S&P 500) is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.


*** Represents a hypothetical investment of $10,000 in Mentor Income and Growth Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.


 ++ Reflects operations of Mentor Income and Growth Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/99.

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                 SHARES      MARKET VALUE
COMMON STOCKS - 56.10%
BASIC MATERIALS - 4.99%
Air Products & Chemicals,
   Inc.                            98,900      $3,387,325
Alcoa, Inc.                        48,000       1,977,000
AlliedSignal, Inc.                 92,300       4,540,006
British Steel PLC-                108,900       2,198,419
Westvaco Corporation               68,300       1,434,300
                                               ----------
                                               13,537,050
                                               ----------
CAPITAL GOODS & CONSTRUCTION - 4.73%
Caterpillar, Inc.                  48,000       2,205,000
Cooper Industries, Inc.            47,500       2,024,687
Cooper Tire & Rubber              125,000       2,296,875
Hubbell, Inc. - Class B            89,400       3,576,000
Thomas & Betts Corporation         72,400       2,719,525
                                               ----------
                                               12,822,087
                                               ----------
COMMERCIAL SERVICES - 2.95%
Supervalu, Inc.                   143,900       2,967,938
Wallace Computer Services,
   Inc.                           254,500       5,042,281
                                               ----------
                                                8,010,219
                                               ----------
CONSUMER CYCLICAL - 4.54%
AvalonBay Communities, Inc.        51,000       1,612,875
Delphi Automotive Systems         130,000       2,307,500
Ford Motor Company                 74,000       4,199,500
Maytag Corporation                 28,900       1,744,838
Premark International, Inc.        74,100       2,440,668
                                               ----------
                                               12,305,381
                                               ----------
CONSUMER STAPLES - 6.33%
American Home Products
   Corporation                     36,100       2,355,525
Baxter International, Inc.         54,300       3,583,800
Bestfoods                          49,700       2,336,158
Dimon, Inc.                       228,100         869,631
Hormel Foods Corporation          118,100       4,207,312
Kimberly-Clark Corporation         28,600       1,371,013
Philip Morris Companies, Inc.      70,000       2,463,125
                                               ----------
                                               17,186,564
                                               ----------
ENERGY - 7.01%
Baker Hughes, Inc.                193,100       4,694,744
Chevron Corporation                26,400       2,334,750
Phillips Petroleum Company         37,900       1,790,775
Repsol SA-                         50,000       2,562,500
Total SA-                          39,500       2,409,500
Unocal Corporation                 65,800       2,422,262
USX-Marathon Group, Inc.          102,100       2,807,750
                                               ----------
                                               19,022,281
                                               ----------
FINANCIAL - 11.74%
ACE Limited                       119,300       3,720,669
CIT Group, Inc. - A                77,900       2,380,819
Citigroup, Inc.                    71,900       4,592,612


                                  SHARES OR
                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
FINANCIAL (CONTINUED)
Federal National Mortgage
   Association                     58,900      $ 4,078,825
Jefferson Pilot Corporation        26,850        1,819,088
Spieker Properties, Inc.           65,000        2,291,250
U. S. Bancorp                     163,800        5,579,976
UnionBanCal Corporation            56,100        1,910,906
Wachovia Corporation               39,000        3,166,312
Wilmington Trust
   Corporation                     40,700        2,324,988
                                               -----------
                                                31,865,445
                                               -----------
HEALTH - 4.49%
Abbott Laboratories                41,000        1,919,312
Columbia/HCA Healthcare
   Corporation                    213,600        4,045,050
Johnson & Johnson                  25,700        2,407,769
Pharmacia & Upjohn                 61,000        3,804,875
                                               -----------
                                                12,177,006
                                               -----------
TECHNOLOGY - 3.55%
Alcatel Alsthom SA-                75,500        1,722,344
International Business
   Machines Corporation            21,800        3,864,050
Xerox Corporation                  76,000        4,056,500
                                               -----------
                                                 9,642,894
                                               -----------
TRANSPORTATION & SERVICES - 1.28%
Union Pacific Corporation          65,000        3,473,438
                                               -----------
UTILITIES - 4.49%
Bell Atlantic Corporation          67,700        3,499,244
DPL, Inc.                          95,000        1,567,500
DQE, Inc.                          43,000        1,650,125
Pinnacle West Capital              60,400        2,197,050
SBC Communications, Inc.           69,300        3,265,762
                                               -----------
                                                12,179,681
                                               -----------
TOTAL COMMON STOCKS
   (COST $139,059,876)                         152,222,046
                                               -----------
CORPORATE BONDS - 14.71%
INDUSTRIAL - 7.15%
Aluminum Company of
   America, 5.75%, 2/01/01      $ 250,000          250,790
Archer-Daniels-Midland,
   6.75%, 12/15/27              2,000,000        2,018,700
AT&T Corporation, 6.00%,
   3/15/09                      1,500,000        1,492,305
Computer Associates
   International, 6.50%,
   4/15/08 (a)                  1,000,000          969,040

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                    PRINCIPAL
                                    AMOUNT              MARKET VALUE
CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Computer Science, 6.25%,
   3/15/09                        $1,275,000              $1,279,488
Gap, Inc., 6.90%, 9/15/07          1,000,000               1,056,980
Gillette Company, 5.75%,
   10/15/05                          250,000                 247,218
Hershey Foods Corporation,
   7.20%, 8/15/27                  1,000,000               1,069,470
ICI Wilmington, Inc., 6.95%,
   9/15/04                         1,000,000               1,005,280
International Business
   Machines Corporation,
   5.50%, 1/15/09                  1,500,000               1,448,175
Lucent Technologies, 6.45%,
   3/15/29                         1,250,000               1,222,337
Mead Corporation, 7.35%,
   3/01/17                           750,000                 772,935
Praxair, Inc., 6.15%, 4/15/03      1,000,000                 990,980
Rockwell International
   Corporation, 6.70%,
   1/15/28                         1,500,000               1,477,260
Scripps (E. W.) Company,
   6.38%, 10/15/02                 1,000,000               1,014,300
Tenneco, Inc, 7.50%, 4/15/07         500,000                 518,045
Williams Companies, Inc.,
   6.50%, 11/15/02                 1,000,000               1,008,170
Zeneca Wilmington, 7.00%,
   11/15/23                        1,500,000               1,562,100
                                                          ----------
                                                          19,403,573
                                                          ----------
FINANCIAL - 4.90%
Allmerica Financial
   Corporation, 7.63%,
   10/15/25                        1,130,000               1,179,664
Allstate Corporation, 6.75%,
   5/15/18                         1,000,000               1,000,270
American General Finance,
   5.88%, 7/01/00                    250,000                 250,942
Associates Corporation of
   North America, 5.25%,
   3/30/00                           250,000                 249,898
Bank One Texas, 6.25%,
   2/15/08                         1,000,000                 996,690
BankAmerica Corporation,
   7.88%, 12/01/02                 1,000,000               1,063,990
Chase Manhattan
   Corporation, 7.75%,
   11/01/99                          250,000                 253,490
Comerica Bank, 7.13%,
   12/01/13                          250,000                 250,702
Finova Capital Corporation,
   6.39%, 10/08/02                 1,000,000               1,008,440
First National Bank of
   Boston, 8.00%, 9/15/04            250,000                 270,345
Fleet Financial Group, 6.88%,
   1/15/28                         1,000,000                 994,300


                                    PRINCIPAL
                                     AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
FINANCIAL (CONTINUED)
Great Western Financial,
   6.38%, 7/01/00                 $  250,000              $  252,265
Heller Financial, 6.38%,
   11/10/00                        1,000,000               1,009,980
Home Savings of America,
   6.00%, 11/01/00                   250,000                 251,200
Key Bank, NA, 5.80%,
   4/01/04                         1,375,000               1,369,252
MBIA Inc., 7.00%, 12/15/25         1,000,000               1,007,760
NationsBank Corporation,
   7.80%, 9/15/16                  1,000,000               1,099,800
Security Benefits Life
   Company, 8.75%,
   5/15/16 (a)                       500,000                 524,375
Toronto Dominion Bank,
   6.13%, 11/01/08                   250,000                 245,828
                                                          ----------
                                                          13,279,191
                                                          ----------
UTILITIES - 2.66%
Duke Energy Corporation,
   6.00%, 12/01/28                 1,000,000                 915,100
Florida Power & Light,
   5.38%, 4/01/00                    250,000                 249,992
National Fuel Gas Company,
   6.00%, 3/01/09                  1,000,000                 983,780
New York Telephone, 6.00%,
   4/15/08                         1,000,000                 995,920
Northern Natural Gas,
   6.75%, 9/15/08 (a)              2,000,000               2,011,540
Pacific Gas & Electric
   Company, 5.93%, 10/08/03          250,000                 249,465
Southwestern Public Service
   Company, 6.88%, 12/01/99          250,000                 252,748
System Energy Resources,
   7.71%, 8/01/01                    500,000                 517,120
Union Electric Company,
   6.75%, 10/15/99                   250,000                 252,353
U.S. West Capital Funding,
   Inc., 6.88%, 7/15/28              785,000                 796,280
                                                          ----------
                                                           7,224,298
                                                          ----------
TOTAL CORPORATE BONDS
   (COST $40,147,348)                                     39,907,062
                                                          ----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 26.58%
Government National
   Mortgage Association
 7.00%, 1/15/24 - 7/15/24          3,239,198               3,293,413
 6.50%, 4/15/28 - 6/15/28          4,849,197               4,827,958
 6.00%, 12/15/28                   5,032,131               4,889,018
U.S. Treasury Bond,
   6.25%, 8/15/23                  3,000,000               3,134,130
U.S. Treasury Notes
 5.63%, 11/30/00                  10,400,000              10,504,312
 6.25%, 6/30/02                   12,000,000              12,385,200

MENTOR INCOME AND GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                 PRINCIPAL
                                  AMOUNT      MARKET VALUE

U.S. GOVERNMENT SECURITIES
   AND AGENCIES (CONTINUED)
U.S. Treasury Notes
 6.38%, 8/15/02                  $3,000,000    $  3,110,160
 7.50%, 2/15/05                   3,000,000       3,323,040
 6.50%, 8/15/05 - 10/15/06       14,000,000      14,870,960
 6.13%, 12/31/01 - 8/15/07       11,350,000      11,774,273
                                               ------------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $72,234,297)                            72,112,464
                                               ------------
SHORT-TERM INVESTMENT - 1.33%
REPURCHASE AGREEMENT
Paine Webber, Inc.
   Dated 3/31/99, 4.90% due
   4/01/99, collateralized by
   $2,700,000 (original face
   value) U.S. Treasury Bond,
   9.25%, 2/15/14, market
   value $3,657,656
   (cost $3,619,000)              3,619,000       3,619,000
                                               ------------
TOTAL INVESTMENTS
   (COST $255,060,521)-98.72%                   267,860,572
OTHER ASSETS LESS
   LIABILITIES - 1.28%                            3,485,013
                                               ------------
NET ASSETS - 100.00%                           $271,345,585
                                               ============

  *  Non-income producing.
  ~  American Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $88,104,642 and $74,687,844, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $255,060,521. Net unrealized appreciation aggregated $12,800,051, of which $24,402,582 related toappreciated investment securities and $11,602,531 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                               $264,241,572
Repurchase agreements                                  3,619,000
                                                    ------------
  Total investments
     (cost $255,060,521)                             267,860,572
Collateral for securities loaned
  (Note 2)                                            57,206,916
Receivables
  Investments sold                                     2,260,145
  Fund shares sold                                     1,054,367
  Dividends and interest                               1,788,988
                                                    ------------
  TOTAL ASSETS                                      330,170,988
                                                    ------------
LIABILITIES
Payables
  Investments purchased            $   852,634
  Securities loaned (Note 2)        57,206,916
  Fund shares redeemed                 668,713
Accrued expenses and other
  liabilities                           97,140
                                    ----------
     TOTAL LIABILITIES                                58,825,403
                                                    ------------
NET ASSETS                                          $271,345,585
                                                    ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                        $252,240,342
  Accumulated undistributed
     net investment income                                38,706
  Accumulated net realized
     gain on investment
     transactions                                      6,266,485
  Net unrealized appreciation
     of investments                                   12,800,052
                                                    ------------
NET ASSETS                                          $271,345,585
                                                    ============
NET ASSET VALUE PER SHARE
Class A Shares                                      $      19.42
Class B Shares                                      $      19.40
Class Y Shares                                      $      19.69
OFFERING PRICE PER SHARE
Class A Shares                                      $      20.60(a)
Class B Shares                                      $      19.40
Class Y Shares                                      $      19.69
SHARES OUTSTANDING
Class A Shares                                         6,112,024
Class B Shares                                         7,869,390
Class Y Shares                                                58

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Dividends (b)                                       $ 1,797,684
Interest                                              3,300,603
                                                    -----------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                  5,098,287
EXPENSES
Management fee (Note 3)              $ 984,781
Distribution fee (Note 3)              571,335
Shareholder service fee (Note 5)       328,259
Transfer agent fee (Note 3)            197,877
Administration fee (Note 4)            131,304
Custodian and accounting fees
  (Note 3)                              33,039
Shareholder reports and
  postage expenses                      30,827
Registration expenses                   29,662
Legal fees                               6,223
Audit fees                               4,375
Directors' fees and expenses             3,232
Miscellaneous                            5,462
                                     ---------
  Total expenses                                      2,326,376
                                                    -----------
NET INVESTMENT INCOME                                 2,771,911
                                                    -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on
  investments (Note 2)               8,229,407
Change in unrealized
  appreciation (depreciation)
  on investments                     2,100,645
                                     ---------
NET GAIN ON INVESTMENTS                              10,330,052
                                                    -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $13,101,963
                                                    ===========

(b) Net of withholding taxes of $18,656.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                              ENDED 3/31/99        YEAR ENDED
                                                                               (UNAUDITED)          9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                        $   2,771,911      $  4,930,518
 Net realized gain on investments                                                 8,229,407        10,845,766
 Change in unrealized appreciation (depreciation) on investments                  2,100,645        (5,423,416)
                                                                              -------------      -------------
 Increase in net assets resulting from operations                                13,101,963        10,352,868
                                                                              -------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                        (1,406,404)       (2,350,498)
  Class B                                                                        (1,418,753)       (2,488,039)
  Class Y                                                                                --               (29)
 From net realized gain on investments
  Class A                                                                        (4,931,050)       (5,325,307)
  Class B                                                                        (7,246,255)       (8,807,307)
  Class Y                                                                               (54)               (1)
                                                                              -------------      ---------------
  Total distributions to shareholders                                           (15,002,516)      (18,971,181)
                                                                              -------------      --------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                    40,262,800       101,090,596
 Reinvested distributions                                                        14,251,560        17,902,342
 Shares redeemed                                                                (23,909,198)      (39,059,107)
                                                                              -------------      --------------
 Change in net assets resulting from capital share transactions                  30,605,162        79,933,831
                                                                              -------------      --------------
 Increase in net assets                                                          28,704,609        71,315,518
Net Assets
 Beginning of period                                                            242,640,976       171,325,458
                                                                              -------------      --------------
 End of period (including accumulated undistributed net investment income
  of $38,706 and $91,952, respectively)                                       $ 271,345,585      $242,640,976
                                                                              =============      ==============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                          SIX MONTHS       YEAR
                                                        ENDED 3/31/99     ENDED
                                                         (UNAUDITED)     9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $   19.54       $ 20.60
                                                         ---------       -------
Income from investment operations
 Net investment income                                        0.24          0.51
 Net realized and unrealized gain on investments              0.86          0.60
                                                         ---------       -------
 Total from investment operations                             1.10          1.11
                                                         ---------       -------
Less distributions
 From net investment income                                  (0.24)        (0.51)
 From net realized capital gain                              (0.98)        (1.66)
                                                         ---------       -------
 Total distributions                                         (1.22)        (2.17)
                                                         ---------       -------
Net asset value, end of period                           $   19.42       $ 19.54
                                                         =========       =======
TOTAL RETURN*                                                 5.73%         5.81%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $ 118,711       $98,794
Ratio of expenses to average net assets                       1.34%(a)      1.32%
Ratio of net investment income to average net assets          2.54%(a)      2.70%
Portfolio turnover rate                                         28%           40%



                                                           YEAR        YEAR        YEAR        YEAR
                                                          ENDED       ENDED       ENDED       ENDED
                                                         9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 19.16     $ 17.13     $ 15.27     $ 14.88
                                                         -------     -------     -------     -------
Income from investment operations
 Net investment income                                      0.44        0.37        0.40        0.31
 Net realized and unrealized gain on investments            3.39        2.75        2.14        0.64
                                                         -------     -------     -------     -------
 Total from investment operations                           3.83        3.12        2.54        0.95
                                                         -------     -------     -------     -------
Less distributions
 From net investment income                                (0.47)      (0.35)      (0.43)      (0.30)
 From net realized capital gain                            (1.92)      (0.74)      (0.25)      (0.26)
                                                         -------     -------     -------     -------
 Total distributions                                       (2.39)      (1.09)      (0.68)      (0.56)
                                                         -------     -------     -------     -------
Net asset value, end of period                           $ 20.60     $ 19.16     $ 17.13     $ 15.27
                                                         =======     =======     =======     =======
TOTAL RETURN*                                              22.11%      19.13%      17.24%       6.54%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $63,509     $24,210     $19,888     $17,773
Ratio of expenses to average net assets                     1.35%       1.36%       1.69%       1.75%
Ratio of net investment income to average net assets        2.63%       2.08%       2.53%       2.20%
Portfolio turnover rate                                       75%         72%         62%         78%

(a) Annualized.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INCOME AND GROWTH PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                              SIX MONTHS
                                                 ENDED          YEAR         YEAR         YEAR        YEAR        YEAR
                                                3/31/99         ENDED        ENDED       ENDED       ENDED       ENDED
                                              (UNAUDITED)      9/30/98      9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $  19.53        $  20.59      $ 19.18     $ 17.14     $ 15.28     $ 14.91
                                              --------        -------      -------      -------     -------     -------
Income from investment operations
 Net investment income                            0.17            0.37         0.34        0.23        0.28        0.21
 Net realized and unrealized gain on
  investments                                     0.86            0.59         3.35        2.76        2.14        0.61
                                              --------        -------      -------      -------     -------     -------
 Total from investment operations                 1.03            0.96         3.69        2.99        2.42        0.82
                                              --------        -------      -------      -------     -------     -------
Less distributions
 From net investment income                      (0.18)          (0.36)      (0.36)       (0.21)      (0.31)      (0.19)
 From net realized capital gain                  (0.98)          (1.66)      (1.92)       (0.74)      (0.25)      (0.26)
                                              --------        --------     --------     -------     -------     -------
 Total distributions                             (1.16)          (2.02)      (2.28)       (0.95)      (0.56)      (0.45)
                                              --------        --------     --------     -------     -------     -------
Net asset value, end of period                $  19.40        $  19.53      $ 20.59     $ 19.18     $ 17.14     $ 15.28
                                              ========        ========     ========     =======     =======     =======
TOTAL RETURN                                      5.36%           5.01%       21.24%      18.26%      16.32%       5.66%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)      $152,634        $143,846     $107,816     $66,548     $46,678     $43,219
Ratio of expenses to average net assets           2.08%(a)        2.07%        2.10%       2.13%       2.43%       2.44%
Ratio of net investment income to
 average net assets                               1.79%(a)        1.95%        1.87%       1.32%       1.78%       1.51%
Portfolio turnover rate                             28%             40%          75%         72%         62%         78%

(a) Annualized.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES

                                   SIX MONTHS
                                      ENDED
                                                              3/31/99         PERIOD ENDED
                                                            (UNAUDITED)        9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $  19.54           $  18.75
                                                            --------           --------
Income from investment operations
 Net investment income                                          0.24               0.54
 Net realized and unrealized gain on investments                0.89               0.82
                                                            --------           --------
 Total from investment operations                               1.13               1.36
                                                            --------           --------
Less distributions
 From net investment income                                       --              (0.54)
 From net realized capital gain                                (0.98)             (0.03)
                                                            --------           --------
 Total distributions                                           (0.98)             (0.57)
                                                            --------           --------
Net asset value, end of period                              $  19.69           $  19.54
                                                            ========           ========
TOTAL RETURN                                                    5.89%              7.29%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $      1                  1
Ratio of expenses to average net assets                         1.07%(a)           1.07%(a)
Ratio of net investment income to average net assets            2.54%(a)           3.15%(a)
Portfolio turnover rate                                           28%                40%

(a) Annualized.
(c) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
*   Total return does not reflect sales  commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
What was once a great bull market powered by strong earnings and declining inflation expectations has become an emotionally-charged environment where fundamental considerations are giving way to price momentum and speculation on a historic scale. As we have commented on repeatedly, most of the "action" has narrowed to a fairly limited group of stocks -- the mega-sized blue chip growth stocks and Internet concepts, both of which have been in the spotlight for quite a while. While the S&P 500 has returned 18% over the past twelve months, about 60% of the stocks in the index have actually DECLINED over the same period and the largest 50 stocks in the index are up an average 47%. Several thoughtful observers including Warren Buffett, Bill Gates, and Alan Greenspan have warned about these valuations, but most consider their rhetoric out-of-date.


The performances, and particularly the valuations, of most Internet stocks are beyond adequate description. We never imagined we would see this level of speculation. Companies that were conceptualized less than two years ago and organized less than one year ago have since gone public with multi-billion dollar market values on minuscule revenues, income losses, and vague plans. The enticement of apparently easy gains in the obvious stocks that continue to go up without pause is incredible, but we know temptation is a deadly investment platform.


Treasury rates increased sharply during the six-month period ending March 31, 1999, with the 2-year note climbing 71 basis points (0.71%) to 4.98% and the long bond rising 66 basis points (0.66%) to 5.62%. The market sold off in reaction to much stronger than anticipated economic growth during both the final quarter of 1998 and the first quarter of 1999. Indeed, economic growth in the final quarter of 1998 surged more than 6.0% on an annualized basis. Despite turmoil in financial markets and in Brazil, the much-anticipated slowdown in U.S. economic growth has yet to materialize and the economy has continued its robust growth into 1999.



MANAGEMENT STRATEGY
We are increasingly comfortable with our current holdings. Our equity investments are substantial companies with average estimated earnings growth of 14-15% this quarter and year. These stocks trade at an average P/E ratio of 21.5 times estimated 1999 earnings-per-share, about 20% below the S&P 500's valuation, despite our belief that their outlooks are better than average.


During the first quarter economic data has painted an ever-clearer picture of a robust U.S. economy. Consequently, we have cut back on the duration of our fixed-income holdings to approximately neutral levels and sector allocations have been tilted toward spread product. Mortgage-backed securities have been particularly emphasized given their high yield and strong performance potential in a stable to rising rate environment. The stronger economic growth also prompted us to increase allocation to lower rated corporate bonds, including high yield securities.



PERFORMANCE DISCUSSION
For the six-month period ending March 31, 1999 the Mentor Balanced Portfolio A shares returned 11.93% compared to 15.74% for our 60% S&P500/40% Lehman Brothers Aggregate Bond Index benchmark. Our "quality-growth-at-a- reasonable-price" equity investment philosophy and

MENTOR BALANCED PORTFOLIO
MANAGERS' COMMENTARY: THE BALANCED MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

strategy are clearly out of sync with prevailing sentiment. Our recent under-performance mostly reflects lack of exposure to today's most popular stocks, not fundamental disappointments in our holdings. Our asset allocation weighting between stocks, bonds, and cash remains a conservative 52%, 46%, and 2%.



MARKET OUTLOOK
We have no idea how the stock market will progress over the remainder of the year. The economy appears to be in remarkably good shape with solid growth and low inflation likely to continue. It is very possible that current trends may grow even more extreme. At some point the speculative excess building today will be quashed. We have no idea when or what the catalyst may be, but it will certainly seem obvious when we look back. Between now and then the market could experience some significant volatility. Our singular goal is to get through this highly unusual period with our discipline intact, as we know most others will not.

Our long-term fixed-income market outlook is for continued declines in inflation and therefore continued lower interest rates. This optimism is fueled by structural economic changes such as the Internet that offer the potential to substantially increase economic efficiency and reduce costs. In addition, slowing global economic growth and excess manufacturing capacity will continue to moderate price levels and therefore interest rates. As the summer wears on, we expect that stumbling growth in Europe and Latin America will exert significant pressure on the U.S. economy. This pressure on domestic economic growth and global inflation should allow bond prices to rally. We anticipate reducing our exposure to mortgages and corporate bonds at that time and aggressively extending portfolio durations.

MENTOR BALANCED PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------


                            PERFORMANCE COMPARISON


Comparison of change in value of a hypothetical $10,000 investment in Mentor Balanced Portfolio Class A, Class B and Class Y Shares, the S&P 500 and the Lehman Brothers Aggregate Bond Index.+



              Class A Shares   Class B Shares  Class Y Shares     S&P 500
6/21/94            10000           10000           10000           10000
12/31/94            9182           10108            9182           10335
6/30/95            10503           11561           10503           12055
9/30/95            10978           12085           10978           12723
9/30/96            12954           14260           12954           14505
9/30/97            16396           18048           16396           18499
9/30/98            18340           20181           18340           20462
3/31/99            20527           22429           20461           23683



                      Average Annual Returns as of 3/31/99
                            Without Sales Charges

                     1-Year              Since Inception+++
Class B              9.62%                    18.54%



                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                     1-Year              Since Inception+++
Class A             3.56%                     14.81%
Class B             6.15%                     18.43%




                      Average Annual Returns as of 3/31/99
                            Without Sales Charges

                     1-Year              Since Inception+++
Class Y              9.55%                    18.52%



PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 +  The  Standard  &  Poor's  Index  (S&P  500)  is  an  unmanaged,   market-
    value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. The Lehman Brothers Aggregate Index is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Lehman Brothers Aggregate Bond Index and S&P 500 are adjusted to reflect reinvestment of interest and dividends on securities in the indexes. The Lehman Brothers Aggregate Bond Index and S&P 500 are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. This index represents an asset allocation of 60% S&P 500 stocks and 40% Lehman Brothers Aggregate Bond Index.

 ~ Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the five-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. Prior to September 16, 1998, contingent deferred sales charges of 5.00% were waived. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

 * Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio Class A Shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Represents a hypothetical investment of $10,000 in Mentor Balanced Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred slaes charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Balanced Portfolio Class A, Class B and Class Y Shares from the date of commencement of operations on 6/21/94 through 3/31/99.

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                  SHARES      MARKET VALUE
COMMON STOCKS - 51.78%
BASIC MATERIALS - 2.76%
Bemis Company                    91,062      $2,828,614
Sherwin-Williams Company        234,985       6,608,953
                                             ----------
                                              9,437,567
                                             ----------
CAPITAL GOODS & CONSTRUCTION - 5.33%
Emerson Electric Company        116,190       6,150,808
Illinois Tool Works             109,135       6,752,728
W. W. Grainger, Inc.            122,530       5,276,448
                                             ----------
                                             18,179,984
                                             ----------
CONSUMER CYCLICAL - 7.76%
Chancellor Media
   Corporation - Class A *      129,600       6,107,400
Interpublic Group
   Companies, Inc.               87,335       6,801,213
Newell-Rubbermaid, Inc.         159,594       7,580,730
Royal Caribbean Cruises
   Limited                       91,900       3,584,100
The Walt Disney Company          39,000       1,213,875
Tribune Company                  18,300       1,197,506
                                             ----------
                                             26,484,824
                                             ----------
CONSUMER STAPLES - 1.86%
Sysco Corporation               240,935       6,339,602
                                             ----------
FINANCIAL - 9.00%
American Express Company         36,860       4,331,050
Charter One Financial, Inc.      97,872       2,826,054
Citigroup, Inc.                  45,300       2,893,537
Federal National Mortgage
   Association                   52,910       3,664,018
M & T Bank Corporation            2,901       1,389,579
Marsh & McLennan                 14,700       1,090,556
North Fork Bancorporation       111,750       2,360,719
SouthTrust Corporation          141,500       5,279,719
Washington Mutual, Inc.          70,880       2,897,220
Wells Fargo Company             113,495       3,979,418
                                             ----------
                                             30,711,870
                                             ----------
HEALTH - 5.95%
Bristol-Myers Squibb
   Company                      108,890       7,002,988
Johnson & Johnson                80,205       7,514,206
Tenet Healthcare
   Corporation *                304,970       5,775,369
                                             ----------
                                             20,292,563
                                             ----------
TECHNOLOGY - 11.89%
Automatic Data Processing       167,800       6,942,725
Computer Sciences
   Corporation *                107,645       5,940,658
MCI WorldCom, Inc. *             54,585       4,834,184
Sun Microsystems, Inc. *         74,925       9,360,942


                                 SHARES OR
                                 PRINCIPAL
                                   AMOUNT       MARKET VALUE
COMMON STOCKS (CONTINUED)
TECHNOLOGY (CONTINUED)
SunGard Data Systems,
   Inc.*                          184,100      $ 7,364,000
Xerox Corporation                 114,650        6,119,444
                                               -----------
                                                40,561,953
                                               -----------
TRANSPORTATION & SERVICES - 0.80%
Werner Enterprises, Inc.          174,272        2,744,784
                                               -----------
UTILITIES - 1.69%
MediaOne Group *                   91,000        5,778,500
                                               -----------
MISCELLANEOUS - 4.74%
Omnicom Group, Inc.                24,800        1,982,450
Tyco International, Inc.          104,145        7,472,404
UNUM Corporation                  141,620        6,735,801
                                               -----------
                                                16,190,655
                                               -----------
TOTAL COMMON STOCKS
   (COST $161,484,581)                         176,722,302
                                               -----------
FIXED INCOME
   SECURITIES - 40.04%
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 32.05%
Federal Home Loan Bank
   4.97%, 2/01/01              $2,000,000        1,989,272
Federal National Mortgage
   Association
 4.63% - 6.64%,
   10/15/01 - 7/02/07           1,480,000        1,463,992
Government National
   Mortgage Association
 6.50%, 5/15/09                    89,637           91,121
U.S. Treasury Notes
   4.75% - 6.63%,
   2/28/02 - 11/15/08          21,992,000       22,144,232
U.S. Treasury Bonds
   4.25% - 7.50%,
   11/15/03 - 8/15/28          78,098,000       83,682,925
                                               -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $101,957,708)                         109,371,542
                                               -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 0.87%
AFG Receivables Trust,
   6.65%, 10/15/02                 23,927           24,001
Capital One Master Trust
   Series 1998-4, 5.43%,
   1/15/07                        125,000          122,957
CS First Boston, 7.18%,
   2/25/18                         25,000           25,108
Equifax Credit Corporation,
   6.33%, 1/15/22                 900,000          902,392

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                         SHARES OR
                                         PRINCIPAL
                                          AMOUNT             MARKET VALUE
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CONTINUED)
Key Auto Finance
   Trust Series 1999-1,
   5.63%, 7/15/03                 $1,500,000               $  1,500,288
Key Auto Finance
   Trust Series 1997-2
   6.10%, 11/15/00                    29,219                     29,245
PNC Student Loan Trust,
   6.73%, 1/25/07                     75,000                     77,993
Union Acceptance
   Corporation Series 97A,
   6.48%, 5/10/04                     45,000                     45,486
Union Acceptance
   Corporation
   5.75%, 6/09/03                    250,000                    249,119
                                                           ------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (COST $2,978,346)                              2,976,589
                                                           ------------
CORPORATE BONDS - 7.12%
Associates Corporation,
   6.25%, 11/01/08                 1,500,000                  1,508,504
Continental Airlines, Inc.,
   7.46%, 4/01/15                  1,711,944                  1,818,085
Dayton Hudson Company,
   6.65%, 8/01/28                  1,700,000                  1,660,278
Discover Series 1998-7,
   5.60%, 5/15/06                    125,000                    123,545
Enron Corporation,
   6.73%, 11/17/08                 1,000,000                  1,006,879
Ford Motor Credit
   Company,
   5.80%, 1/12/09                  1,250,000                  1,211,687
General Electric Capital
   Corporation,
   6.29%, 12/15/07                   300,000                    302,721
Georgia Power Company,
   5.50% - 6.00%,
   3/01/00 - 12/01/05              2,500,000                  2,457,390
GTE California,
   5.50%, 1/15/09                  1,515,000                  1,447,826
GTE North, Inc.,
   5.65%, 11/15/08                 1,500,000                  1,450,421
Household Financial
   Company,
   5.88%, 2/01/09                    800,000                    768,552
IBM Corporation,
   5.10%, 11/10/03                 1,000,000                    967,183


                                         SHARES OR
                                         PRINCIPAL
                                          AMOUNT             MARKET VALUE
CORPORATE BONDS (CONTINUED)
Merrill Lynch & Company,
   6.00%, 2/17/09                 $1,250,000               $  1,208,559
National City Corporation,
   5.75%, 2/01/09                    800,000                    769,479
National Rural Utilities,
   5.50%, 1/15/05                  1,300,000                  1,271,409
Norwest Corporation,
   6.80%, 5/15/02                     60,000                     61,747
Pepsi Bottling Holdings,
   Inc., 5.63%, 2/17/09            1,800,000                  1,735,674
PSI Energy, Inc.,
   6.00%, 12/14/01                 1,000,000                    987,764
Safeway, Inc.,
   5.75% - 6.50%,
   11/15/00 - 11/15/08             1,650,000                  1,670,989
SmithKline Beechum,
   6.63%, 10/01/01                   330,000                    338,762
Sprint Capital Corporation,
   6.13%, 11/15/08                 1,450,000                  1,427,457
Toyota Motor Credit,
   5.63%, 11/13/03                   100,000                     99,215
                                                           ------------
TOTAL CORPORATE BONDS
   (COST $24,650,350)                                        24,294,126
                                                           ------------
TOTAL FIXED INCOME
   SECURITIES
   (COST $129,586,404)                                      136,642,257
                                                           ------------
SHORT-TERM
   INVESTMENT - 6.14%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 3/31/99,  4.95%,
   due 4/01/99,  collateralized
   by $33,830,000 Federal Home
   Loan Mortgage Corporation,
   7.50%, 11/01/27,  market
   value $21,376,682
   (cost $20,936,014)             20,936,014                 20,936,014
                                                           ------------
TOTAL INVESTMENTS
   (COST $312,006,999)-97.96%                               334,300,573
OTHER ASSETS LESS
   LIABILITIES - 2.04%                                        6,992,993
                                                           ------------
NET ASSETS - 100.00%                                       $341,293,566
                                                           ============

     * Non-income producing.

MENTOR BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $350,988,737 and $74,148,245, respectively.


INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $312,006,999. Net unrealized appreciation aggregated $22,293,574, of which $30,714,052 related to appreciated investment securities and $8,420,478 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                 $313,364,559
Repurchase agreements                                   20,936,014
                                                      ------------
  Total investments
     (cost $312,006,999)                               334,300,573
Collateral for securities loaned
  (Note 2)                                              87,189,594
Receivables
  Investments sold                                       1,002,666
  Fund shares sold                                       4,851,369
  Dividends and interest                                 2,689,063
  Variation margin (Note 2)                                366,563
  Other                                                      2,495
Prepaid expense                                            140,000
                                                      ------------
     TOTAL ASSETS                                      430,542,323
                                                      ------------
LIABILITIES
  Investments purchased             $1,514,077
  Securities loaned (Note 2)        87,189,594
  Fund shares redeemed                 535,285
  Accrued expenses and other
     liabilities                         9,801
                                    ----------
     TOTAL LIABILITIES                                  89,248,757
                                                      ------------
NET ASSETS                                            $341,293,566
                                                      ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                          $312,761,476
  Accumulated undistributed
     net investment loss                                  (210,671)
  Accumulated net realized
     gain on investment
     transactions                                        3,689,030
  Net unrealized appreciation
     of investments                                     25,053,731
                                                      ------------
NET ASSETS                                            $341,293,566
                                                      ============
NET ASSET VALUE PER SHARE
Class A Shares                                        $      15.17
Class B Shares                                        $      15.16
Class Y Shares                                        $      15.16
OFFERING PRICE PER SHARE
Class A Shares                                        $      16.10(a)
Class B Shares                                        $      15.16
Class Y Shares                                        $      15.16
SHARES OUTSTANDING
Class A Shares                                           7,538,584
Class B Shares                                          14,958,738
Class Y Shares                                              13,189

(a) Computation of offering price: 100/94.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Dividends                                               $   810,724
Interest net of premium                                   2,879,894
                                                        -----------
  TOTAL INVESTMENT
     INCOME (NOTE 2)                                      3,690,618
EXPENSES
Management fee (Note 4)                 $  871,032
Distribution fee (Note 5)                  631,992
Shareholder service fee (Note 5)           288,984
Transfer agent fee                         169,791
Administration fee (Note 4)                116,138
Registration expenses                       55,851
Shareholder reports and postage
  expenses                                  52,503
Custodian and accounting fees               39,139
Legal fees                                   5,855
Audit fees                                   4,116
Directors' fees and expenses                 3,041
Miscellaneous                                5,139
                                        ----------
  Total expenses                                          2,243,581
                                                        -----------
NET INVESTMENT INCOME                                     1,447,037
                                                        -----------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain on investments
  (Note 2)                               4,564,399
Change in unrealized appreciation
  (depreciation) on investments         24,850,706
                                        ----------
NET GAIN ON INVESTMENTS                                  29,415,105
                                                        -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $30,862,142
                                                        ===========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS
                                                                               ENDED 3/31/99       YEAR ENDED
                                                                                (UNAUDITED)         9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                         $   1,447,037     $    110,202
 Net realized gain on investments                                                  4,564,399          822,291
 Change in unrealized appreciation (depreciation) on investments                  24,850,706         (583,942)
                                                                               -------------     ------------
 Increase in net assets resulting from operations                                 30,862,142          348,551
                                                                               -------------     ------------
Distributions to Shareholders
 From net investment income
  Class A                                                                           (630,596)              --
  Class B                                                                         (1,044,583)              --
  Class Y                                                                               (788)        (159,807)
 From net realized gain on investments
  Class A                                                                           (207,511)              --
  Class B                                                                           (736,229)              --
  Class Y                                                                               (655)      (1,140,442)
                                                                               -------------     ------------
  Total distributions to shareholders                                             (2,620,362)      (1,300,249)
                                                                               -------------     ------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                    327,679,217        9,280,672
 Reinvested distributions                                                          2,518,683        1,300,249
 Shares redeemed                                                                 (29,967,087)        (910,125)
                                                                               -------------     ------------
 Change in net assets resulting from capital share transactions                  300,230,813        9,670,796
                                                                               -------------     ------------
 Increase in net assets                                                          328,472,593        8,719,098
Net Assets
 Beginning of period                                                              12,820,973        4,101,875
                                                                               -------------     ------------
 End of period (including accumulated undistributed net investement income
  of ($210,671) and $18,259, respectively)                                     $ 341,293,566     $ 12,820,973
                                                                               =============     ============

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS A SHARES (B)

                                                              SIX MONTHS       YEAR        YEAR
                                                            ENDED 3/31/99     ENDED       ENDED
                                                             (UNAUDITED)     9/30/98     9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $   13.69      $ 17.61     $ 16.28
                                                             ---------      -------     -------
Income from investment operations
 Net investment income                                            0.04         0.47        0.43
 Net realized and unrealized gain (loss) on investments           1.59         1.41        3.35
                                                             ---------      -------     -------
 Total from investment operations                                 1.63         1.88        3.78
                                                             ---------      -------     -------
Less distributions
 From net investment income                                     ( 0.10)       ( 0.71)     ( 0.43)
 From net realized capital gain                                 ( 0.05)       ( 5.09)     ( 2.02)
                                                             ---------      --------    --------
 Total distributions                                            ( 0.15)       ( 5.80)     ( 2.45)
                                                             ---------      --------    --------
Net asset value, end of period                               $   15.17      $ 13.69     $ 17.61
                                                             =========      ========    ========
TOTAL RETURN*                                                    11.93%        11.86%      26.09%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $ 114,384      $  3,534    $  4,102
Ratio of expenses to average net assets                           1.37%(a)      0.36%       0.50%
Ratio of expenses to average net assets excluding waiver          1.37%(a)      1.56%       2.13%
Ratio of net investment income to average net assets              1.75%(a)      1.99%       2.78%
Portfolio turnover rate                                             35%           89%         80%



                                                               YEAR         PERIOD           PERIOD
                                                              ENDED          ENDED            ENDED
                                                             9/30/96      9/30/95 (C)     12/31/94 (D)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                        $ 14.85       $   12.44        $   12.50
                                                            -------       ---------        ---------
Income from investment operations
 Net investment income                                         0.42            0.36             0.22
 Net realized and unrealized gain (loss) on investments        2.09            2.08           ( 0.09)
                                                            -------       ---------        ---------
 Total from investment operations                              2.51            2.44             0.13
                                                            -------       ---------        ---------
Less distributions
 From net investment income                                   ( 0.48)        ( 0.03)          ( 0.19)
 From net realized capital gain                               ( 0.60)            --               --
                                                            --------      ---------        ---------
 Total distributions                                          ( 1.08)        ( 0.03)          ( 0.19)
                                                            --------      ---------        ---------
Net asset value, end of period                              $ 16.28       $   14.85        $   12.44
                                                            ========      =========        =========
TOTAL RETURN*                                                  18.00%         19.28%            1.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $  3,825      $   3,210        $   2,911
Ratio of expenses to average net assets                         0.50%          0.50%(a)         0.50%(a)
Ratio of expenses to average net assets excluding waiver        2.06%          2.12%(a)         2.72%(a)
Ratio of net investment income to average net assets            2.83%          3.26%(a)         3.32%(a)
Portfolio turnover rate                                          103%            65%              71%

(a) Annualized.
(b) Prior to September 16, 1998, all shareholders of the Balanced Portfolio were Class A shareholders. On September 16, 1998, shares of Class A were converted to Class Y shares.
(c) For the period  from  January 1, 1995 to  September  30,  1995.
(d) For the period from June 21, 1994 (commencement of operations) to December 31, 1994.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                                SIX MONTHS          PERIOD
                                                              ENDED 3/31/99          ENDED
                                                               (UNAUDITED)        9/30/98 (E)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                            $  13.69          $  13.69
                                                                --------          --------
Income from investment operations
 Net investment income                                              0.06                --
 Net realized and unrealized gain on investments                    1.53                --
                                                                --------          --------
 Total from investment operations                                   1.59                --
                                                                --------          --------
Less distributions
 From net investment income                                       ( 0.07)               --
 From net realized capital gain                                   ( 0.05)               --
                                                                --------          --------
 Total distributions                                              ( 0.12)               --
                                                                --------          --------
Net asset value, end of period                                  $  15.16          $  13.69
                                                                ========          ========
TOTAL RETURN*                                                      11.63%             0.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $226,710          $  5,645
Ratio of expenses to average net assets                             2.12%(a)          1.50%(a)
Ratio of expenses to average net assets excluding waiver            2.12%(a)          1.50%(a)
Ratio of net investment income to average net assets                0.99%(a)          0.42%(a)
Portfolio turnover rate                                               35%               89%

(a)  Annualized.
(e) For the period from September 16, 1998 (initial offering of Class B) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS Y SHARES (G)

                                                               SIX MONTHS           PERIOD
                                                             ENDED 3/31/99           ENDED
                                                              (UNAUDITED)         9/30/98 (F)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  13.69          $   13.69
                                                               --------          ---------
Income from investment operations
 Net investment income                                             0.97               0.01
 Net realized and unrealized gain (loss) on investments            0.61             ( 0.01)
                                                               --------          ---------
 Total from investment operations                                  1.58                 --
                                                               --------          ---------
Less distributions
 From net investment income                                      ( 0.06)                --
 From net realized capital gain                                  ( 0.05)                --
                                                               --------          ---------
 Total distributions                                             ( 0.11)                --
                                                               --------          ---------
Net asset value, end of period                                 $  15.16          $   13.69
                                                               ========          =========
TOTAL RETURN*                                                     11.57%              0.00%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $    200          $   3,642
Ratio of expenses to average net assets                            1.12%(a)           1.10% (a)
Ratio of net investment income to average net assets               1.75%(a)           2.32% (a)
Portfolio turnover rate                                              35%                89%

(a) Annualized.
(f) For the period from September 16, 1998 (initial offering of Class Y) to September 30, 1998.
(g) Prior to September 16, 1998, all shareholders of the Balanced Portfolio were Class A shareholders. On September 16, 1998, shares of Class A were converted to Class Y shares.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMSNTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE MUNICIPAL INCOME PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
Although most of the financial markets experienced significant volatility over the six-month period ending March 31, 1999 the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields stayed within a range of 5.20 to 5.40 percent, even as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached its lowest yield on record. In large part, this stability in tax-exempt rates can be attributed to the municipal market's isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.


The positive domestic economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998, we experienced the second-highest level of municipal issuance in history. Although the volume of municipal debt increased, the credit quality of most issuers was not compromised -- in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw a larger number of issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.


The proportion of higher-yielding municipal bonds also increased during the period as the percentage of insured bonds declined slightly. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance. As a result, these bonds offered higher yields to compensate investors for the increased credit risk. This benefited the Portfolio because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.


Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds were equal -- something that rarely occurs. Typically, investment-grade municipal bonds offer about 80 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable during the reporting period, the yield difference between the two types of bonds compressed and municipal yields became very attractive. Early in 1999, investors realized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.



MANAGEMENT STRATEGY
During the reporting period, we focused on the insured sector of the market, increasing our exposure to triple-A rated securities by nearly five percent. Although the percentage of insured issuance dropped slightly, we found a good selection of securities from which to choose. We also selectively purchased several positions of non-rated and lower-rated securities that help support the Portfolio's dividend.


Regarding specific sector exposure, we have become more cautious with respect to health care and the electric utility industries. Although many health care bonds remain attractive, the challenges imposed by managed care and changing Medicare

MENTOR MUNICIPAL INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE MUNICIPAL INCOME PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------

reimbursement policies have put financial pressures on an increasing number of medical facilities. Due to deregulation as well as problems at specific utility plants, this sector is also experiencing some weakness. As a result, we are modestly decreasing our exposure to both sectors.


Many purchases were bonds with maturities in the intermediate range of the yield curve as we felt they offered the most value compared to other maturity ranges. By purchasing securities in the 10 to 20 year maturity range rather than longer term securities, we were able to add almost as much yield with significantly less volatility.


We also looked for areas of the municipal marketplace where a heavy issuance caused bond prices to be temporarily reduced. For example, smaller states often do not have enough instate demand to absorb a large volume of new bond issuance immediately. We took advantage of those situations to purchase bonds at what we felt were below-market prices and then sold them when prices had risen.



PERFORMANCE REVIEW
For the six-month period ending March 31, 1999 the Mentor Municipal Income Portfolio A shares returned 0.52% compared to 1.49% for its Lehman Brothers Municipal Bond Index benchmark.



MARKET OUTLOOK
Strong economic performance continues to bolster the credit conditions of municipal issuers -- a trend we expect to continue. As we mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.


Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, as municipal bond insurers have become more cautious. If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.


Inflation remains low, so we don't foresee any significant increase in interest rates in the near term -- a favorable situation for bond prices. Because we don't expect interest rates to rise in the near term, we believe the supply of municipal debt will be lower than last year's, helping to restore the price relationship between municipals and Treasuries to more traditional levels.


Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the Year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover value.

MENTOR MUNICIPAL INCOME PORTFOLIO
MARCH 31, 1999
--------------------------------------------------------------------------------


                             PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class A and Class B Shares and Lehman Municipal Bond Index.-

                                    [GRAPH]

                                 4/29/92   9/30/92   9/30/93   9/30/94   9/30/95   9/30/96   9/30/97   9/30/98   3/31/99
Class A Shares(double dagger)     9,525    10,034    11,637    11,101    12,151    12,935    14,085    15,245    15,324
Class B Shares(dagger)           10,000    10,528    12,134    11,511    12,348    13,184    14,291    15,289    15,338
Lehman Municipal Bond Index~     10,000    10,561    11,906    11,616    12,916    13,818    14,933    16,232    16,475

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                                1-Year     5-Year   Since Inception*
                     Class A    (0.33%)    5.89%         6.36%
                     Class B     3.10%     6.38%         6.58%


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  ~ The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  + Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
  * Reflects operations of Mentor Municipal Income Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 3/31/99.

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Municipal Income Portfolio Class Y Shares and Lehman Municipal Bond Index.-

                                    [GRAPH]

                                 11/19/97   12/31/97   3/31/98   6/30/98   9/30/98   3/31/99
Class Y Shares(triple dagger)     10,000     10,147    10,263    10,390    10,689    10,763
Lehman Municipal Bond Index~      10,000     10,206    10,323    10,490    10,802    10,963

                          Total Returns as of 3/31/99

                                      1-Year    Since Inception*
                          Class Y      4.87%         6.00%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  - The Lehman Municipal Bond Index is adjusted to reflect reinvestment of interests on securities in the index. The Lehman Municipal Bond Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
+++ Represents a hypothetical investment of $10,000 in Mentor Municipal Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
 ** Reflects operations of Mentor Municipal Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/99.

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                            PRINCIPAL
                                              AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES - 98.38%
ALABAMA - 6.15%
Birmingham, Alabama Water
   & Sewer Revenue, 4.75%,
   1/01/29                            $1,000,000              $  930,030
Montgomery, Alabama Special
   Care Facilities, 5.00%,
   11/15/25                            7,500,000               7,221,000
                                                              ----------
                                                               8,151,030
                                                              ----------
ARIZONA - 1.20%
Pima County, Arizona IDA,
   7.25%, 7/15/10                      1,430,000               1,582,939
                                                              ----------
CALIFORNIA - 6.44%
Alameda Corridor
   Transportation, (effective
   yield-1.00%) (a), 10/01/30          2,000,000                 389,360
California Statewide
   Community Development
   Authority, 5.63%, 10/01/34          2,070,000               2,125,662
Carson Improvement Board
   Act 1915, Special
   Assessment District 1992,
   7.38%, 9/02/22                        700,000                 758,835
East Bay Municipal Utility
   District, 4.75%, 6/01/21            1,915,000               1,840,009
Orange County Community
   Facilities District Series A,
   7.35%, 8/15/18                        300,000                 341,706
San Francisco City & County
   Airport, 6.30%, 5/01/25             1,000,000               1,101,110
University of California
   Revenue, 4.75%, 9/01/16             2,000,000               1,977,740
                                                              ----------
                                                               8,534,422
                                                              ----------
COLORADO - 2.61%
Colorado Housing Authority,
   7.00%, 11/01/24                       475,000                 514,083
Denver City & County Airport
   Revenue, 7.75% - 8.50%,
   11/15/13 - 11/15/23                 2,555,000               2,938,480
                                                              ----------
                                                               3,452,563
                                                              ----------
CONNECTICUT - 0.82%
Connecticut State
   Development Authority,
   6.15%, 4/01/35                      1,000,000               1,085,430
                                                              ----------
DISTRICT OF COLUMBIA - 0.66%
Metropolitan Washington,
   General Airport Revenue
   Series A, 6.63%, 10/01/19             800,000                 876,784
                                                              ----------
FLORIDA - 3.95%
Governmental Utilities
   Authority Utility Revenue,
   5.00%, 10/01/29                     2,453,900               2,453,865


                                            PRINCIPAL
                                              AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
FLORIDA (CONTINUED)
Hillsborough County, 6.25%,
   12/01/34                           $1,250,000              $1,381,988
Sarasota County Health
   Facilities Authority Revenue,
   10.00%, 7/01/22                     1,160,000               1,391,768
                                                              ----------
                                                               5,227,621
                                                              ----------
GEORGIA - 4.11%
Fulton County Georgia
   Housing Authority, Housing
   Revenue, 6.38%, 2/01/08               520,000                 525,184
Fulton County Georgia Water
   & Sewer Revenue, 4.75%,
   1/01/28                             2,350,000               2,224,769
George Smith World Congress
   Center, 5.50%, 7/01/20              1,500,000               1,507,695
Monroe County Development
   Authority PCRB, 6.75%,
   1/01/10                             1,000,000               1,174,600
                                                              ----------
                                                               5,432,248
                                                              ----------
ILLINOIS - 10.83%
Broadview Tax Increment
   Revenue, 8.25%, 7/01/13             1,000,000               1,127,790
Chicago Capital Appreciation,
   (effective yield-2.09%) (a),
   7/01/16)                            2,000,000                 766,520
Chicago Heights Residential
   Mortgage, (effective
   yield-3.42%) (a), 6/01/09           3,175,000               1,558,989
Chicago School Reform Board
   Series A, 5.50%, 12/01/26           2,000,000               2,125,480
Chicago State University
   Revenue, 5.50%, 12/01/23            1,000,000               1,060,800
Illinois Development Finance
   Authority Revenue, 5.70%,
   1/01/18                             1,680,000               1,822,951
Illinois Health Facilities
   Authority Revenue,
   5.50% - 9.50%, 11/15/19 -
   10/01/22                            2,250,000               2,456,200
Kane County School District
   No. 129, 5.50%, 2/01/11             2,000,000               2,121,120
Metropolitan Pier &
   Exposition, (effective
   yield-1.44%) (a), 6/15/21           1,950,000                 616,434
Saint Clair County Public
   Building, (effective
   yield-2.06%) (a), 12/01/16          1,650,000                 670,807
                                                              ----------
                                                              14,327,091
                                                              ----------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                     PRINCIPAL
                                      AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
INDIANA - 2.55%
Fort Wayne, Indiana Hospital
   Authority Revenue, 4.75%,
   11/15/28                        $3,250,000              $2,986,425
Indiana Transportation
   Finance Authority Series A,
   (effective yield-1.99%) (a),
   6/01/17                          1,000,000                 394,230
                                                           ----------
                                                            3,380,655
                                                           ----------
IOWA - 0.50%
Student Loan Liquidity
   Corporation, Student Loan
   Revenue Series C, 6.95%,
   3/01/06                            625,000                 664,888
                                                           ----------
KANSAS - 0.74%
Wyandotte County Kansas
   City Utility Revenue,
   4.30%, 9/01/10                   1,000,000                 981,650
                                                           ----------
KENTUCKY - 1.60%
Jefferson County Hospital
   Revenue, 8.92%,
   10/01/08 (b)                       500,000                 590,625
Kenton County Airport Board
   Revenue, 7.50%, 2/01/20          1,400,000               1,524,936
                                                           ----------
                                                            2,115,561
                                                           ----------
LOUISIANA - 4.90%
Louisiana Public Facilities
   Authority Revenue, Dillard
   University-Louisiana,
   5.00%, 2/01/28                   2,750,000               2,690,215
Louisiana State University &
   Agriculture and Mechanical
   College, University
   Revenues, 5.00%, 10/01/30        1,000,000                 972,950
New Orleans, Louisiana,
   4.75%, 12/01/26                  3,000,000               2,821,740
                                                           ----------
                                                            6,484,905
                                                           ----------
MAINE - 0.72%
Maine State Housing
   Authority Series C, 6.88%,
   11/15/23                           885,000                 959,676
                                                           ----------
MARYLAND - 0.67%
Baltimore Series B, 4.25%,
   10/01/09                           900,000                 891,360
                                                           ----------
MASSACHUSETTS - 1.59%
Massachusetts State Health
   and Education, 6.00%,
   10/01/23                         1,000,000                 997,450


                                     PRINCIPAL
                                      AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
MASSACHUSETTS (CONTINUED)
Massachusetts State Health
   and Educational Facilities
   Authority, OID Revenue
   Bonds Series A, 6.88%,
   4/01/22                         $1,000,000              $1,106,840
                                                           ----------
                                                            2,104,290
                                                           ----------
MICHIGAN - 0.69%
Michigan State Hospital
   Financial Authority
   Revenue, 5.25%, 8/15/28          1,000,000                 909,730
                                                           ----------
MINNESOTA - 0.38%
Dakota County Housing &
   Redevelopment Authority
   Multifamily Housing
   Revenue, 6.25%, 5/01/29            500,000                 500,000
                                                           ----------
MISSISSIPPI - 0.75%
Municipal Facility Authority
   Natural Gas Project, 4.13%,
   1/01/07                          1,000,000                 989,160
                                                           ----------
MISSOURI - 1.47%
Missouri State Health &
   Educational Facilities
   Revenue, 5.00%, 5/15/28          1,000,000                 960,690
Ozarks Tech Community
   College Project, 5.00%,
   3/01/19                          1,000,000                 986,920
                                                           ----------
                                                            1,947,610
                                                           ----------
NEBRASKA - 1.75%
Nebraska Investment Finance
   Authority, SFM, 9.42%,
   9/15/24 (b)                        280,000                 312,200
Nebraska Public Gas Agency,
   Gas Supply System, 5.00%,
   4/01/00                          1,000,000               1,014,520
Omaha Nebraska Airport
   Authority Revenue, 4.20%,
   1/01/07                          1,000,000                 992,310
                                                           ----------
                                                            2,319,030
                                                           ----------
NEVADA - 1.87%
Clark County, 5.90%,
   10/01/30                         2,000,000               2,042,840
Henderson Local Improvement
   District, Special Assessment
   Series A, 8.50%, 11/01/12          415,000                 439,755
                                                           ----------
                                                            2,482,595
                                                           ----------

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                    PRINCIPAL
                                      AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
NEW JERSEY - 1.77%
East Orange County Board of
   Education, (effective
   rate-1.75%) (a) 2/01/20         $1,000,000              $ 348,810
New Jersey Economic
   Development Authority
   Revenue, 6.00%, 5/15/28          1,000,000                978,380
Ocean County Utilities
   Authority, 4.00%, 1/01/08        1,040,000              1,022,975
                                                           ---------
                                                           2,350,165
                                                           ---------
NEW MEXICO - 1.87%
New Mexico State Hospital
   Equipment Lane Council,
   5.50%, 6/01/28                   1,500,000              1,469,985
Santa Fe Educational Facilities
   Revenue, 5.50%, 3/01/24          1,000,000              1,001,000
                                                           ---------
                                                           2,470,985
                                                           ---------
NEW YORK - 5.56%
Clifton Springs Hospital
   Refunding & Improvement,
   8.00%, 1/01/20                     625,000                685,462
Metropolitan Transportation
   Authority, 4.75%, 7/01/19        1,000,000                935,070
New York State Dormitory
   Authority Revenue Hospital,
   WYCKOFF, 5.20%,
   2/15/14                          1,000,000              1,013,790
New York Series H, 7.20%,
   2/01/13                          1,500,000              1,656,973
New York Series F - Ambac
   TCRS, 5.25%, 8/01/14             2,000,000              2,074,340
Suffolk County Industrial
   Development Agency
   4.25%, 2/01/07                   1,000,000              1,002,270
                                                           ---------
                                                           7,367,905
                                                           ---------
NORTH CAROLINA - 1.91%
North Carolina Eastern
   Municipal Power Agency
   Systems Revenue, 5.70%,
   1/01/13                          1,000,000              1,077,170
Sampson Area Development
   Corporation, 4.70%,
   6/01/14                          1,500,000              1,455,565
                                                           ---------
                                                           2,532,735
                                                           ---------
NORTH DAKOTA - 0.74%
Devils Lake Health Care,
   6.10%, 10/01/23                  1,000,000                983,160
                                                           ---------
OHIO - 3.91%
Batavia Local School District
   Reference, 5.63%, 12/01/22       1,000,000              1,080,980


                                    PRINCIPAL
                                      AMOUNT            MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
OHIO (CONTINUED)
Canton, Ohio Pension
   Reference, 4.75%, 12/01/18      $1,000,000              $ 973,140
Cleveland, Ohio, 4.50%,
   10/01/12                         1,015,000                996,364
Cuyahoga County Health Care
   Facilities, 5.50%, 12/01/28      1,000,000                985,530
Ohio University General
   Receipts, 4.60%, 12/01/11        1,145,000              1,142,859
                                                           ---------
                                                           5,178,873
                                                           ---------
OKLAHOMA - 0.41%
Oklahoma City Industrial and
   Cultural Facilities Trust,
   6.75%, 9/15/17                     540,000                546,804
                                                           ---------
PENNSYLVANIA - 1.28%
Pennsylvania Economic
   Development, 6.40%,
   1/01/09                            500,000                524,605
Philadelphia Hospital and
   Higher Education Facilities,
   6.50%, 11/15/08                  1,075,000              1,171,008
                                                           ---------
                                                           1,695,613
                                                           ---------
RHODE ISLAND - 0.26%
West Warwick, Series A, GO
   Bonds, 7.30%, 7/15/08              310,000                345,002
                                                           ---------
TENNESSEE - 3.62%
Chattanooga, Tennessee
   Health Educational &
   Housing Facility, 5.00%,
   12/01/28                         1,500,000              1,440,555
Memphis Shelby County
   Airport Authority Special
   Facilities Revenue
   Refunding, 7.88%, 9/01/09        1,500,000              1,654,485
Metropolitan Government,
   Nashville & Davidson
   County, 4.75% - 5.00%,
   1/01/22 - 10/01/28                 250,000                244,900
Municipal Energy
   Corporation, Tennessee Gas,
   4.13%, 3/01/09                   1,500,000              1,455,930
                                                           ---------
                                                           4,795,870
                                                           ---------
TEXAS - 9.06%
Abilene Health Facilities
   Development Corporation,
   5.90%, 11/15/25                  1,000,000                966,740
Alliance Airport Authority,
   6.38%, 4/01/21                   2,000,000              2,161,280
Brazos Higher Education
   Authority Student Loan
   Revenue, 7.10%, 11/01/04           416,000                465,462

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


                                       PRINCIPAL
                                         AMOUNT       MARKET VALUE
LONG-TERM MUNICIPAL
   SECURITIES (CONTINUED)
TEXAS (CONTINUED)
Brazos River Authority
   Revenue, 4.90%, 10/01/15          $2,000,000      $ 2,016,940
Dallas Fort Worth
   International Airport
   Facility Revenue Bonds,
   7.25%, 11/01/30                    1,000,000        1,096,770
Houston, Texas School
   District, 4.75%, 2/15/26           1,500,000        1,412,085
Lufkin Health Memorial East
   Texas, 5.70%, 2/15/28              1,000,000          994,730
Matagorda County Revenue,
   5.13%, 11/01/28                    2,000,000        1,978,860
Texas State Department of
   Housing and Community
   Affairs Refunding, Series C,
   10.12%, 7/02/24 (b)                  750,000          907,500
                                                     -----------
                                                      12,000,367
                                                     -----------
UTAH - 2.53%
Bountiful Hospital Revenue,
   9.50%, 12/15/18                      230,000          294,633
Intermountain Power Agency
   Power Supply, 5.00%,
   7/01/19                            2,500,000        2,463,800
Utah State Housing Finance
   Agency, 7.20%, 1/01/27               585,000          596,998
                                                     -----------
                                                       3,355,431
                                                     -----------
WASHINGTON - 1.41%
Central Puget Sound Water
   Regional Transportation,
   4.75%, 2/01/28                     2,000,000        1,869,000
                                                     -----------
WEST VIRGINIA - 2.96%
Harrison County, 6.75%,
   8/01/24                            2,000,000        2,244,180
West Virginia State Hospital
   Finance Authority Revenue,
   9.70%, 1/01/18 (b)                 1,500,000        1,681,005
                                                     -----------
                                                       3,925,185
                                                     -----------
WISCONSIN - 4.14%
Southeast Wisconsin
   Professional Baseball,
   5.50%, 12/15/26                    2,000,000        2,141,080
Wisconsin State Health &
   Educational Facility
   Authority Revenues, 4.75%
   - 5.50%, 2/15/28 - 6/01/28         3,500,000        3,342,325
                                                     -----------
                                                       5,483,405
                                                     -----------
TOTAL LONG-TERM MUNICIPAL
   SECURITIES (COST
$   125,609,460)                                     130,301,738
                                                     -----------




                                             PRINCIPAL
                                               AMOUNT        MARKET VALUE
SHORT-TERM MUNICIPAL
   SECURITIES - 5.21%
MISSOURI - 1.13%
Kansas City, Missouri
   Individual Development,
   5.00%, 10/15/14 (c)                     $1,500,000       $  1,500,000
                                                            ------------
NEW YORK - 1.66%
New York State Energy
   Research &
   Development, 5.00%,
   7/01/15 (c)                              1,700,000          1,700,000
City of New York A-7,
   5.00%, 10/01/22 (c)                        500,000            500,000
                                                            ------------
                                                               2,200,000
                                                            ------------
TEXAS - 1.74%
Harris County, Texas
   Health Facilities, 5.00%,
   2/15/27 (c)                              2,300,000          2,300,000
                                                            ------------
WASHINGTON - 0.68%
Washington Health Care,
   Sisters of Providence
   Series I, 4.05%,
   10/01/05 (c)                               900,000            900,000
                                                            ------------
TOTAL SHORT-TERM
   MUNICIPAL SECURITIES (COST
$     6,900,000)                                               6,900,000
                                                            ------------
TOTAL INVESTMENTS (COST
$   132,509,460)-103.59%                                     137,201,738
OTHER ASSETS LESS
   LIABILITIES - (3.59%)                                      (4,751,557)
                                                            ------------
NET ASSETS - 100.00%                                        $132,450,181
                                                            ============

INVESTMENT ABBREVIATIONS


GO - General  Obligation
IDA - Industrial  Development  Authority
OID - Original Issue  Discount
PCRB -  Pollution  Control  Revenue  Bond
SFM -  Single  Family Mortgage
VRDN - Variable Rate Demand Note
(a) Effective yield is the yield as calculated at time of purchase at which the bond accretes on an annual basis until its maturity date.
(b) Represents inverse floating rate securities.
(c) Floating Rate Securities - The rates shown are the effective rates at March 31, 1999.
* Certain of these securities are used as collateral for options written contracts.

MENTOR MUNICIPAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $90,312,688 and $68,279,000, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $132,509,460. Net unrealized depreciation aggregated $4,692,278, of which $5,127,601 related to appreciated investment securities and $435,323 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value
   (cost $132,509,460) (Note 2)                       $137,201,738
Cash                                                        62,828
Receivables
  Fund shares sold                                       1,859,153
  Dividends and interest                                 2,036,819
  Variation margin (Note 2)                                 60,938
                                                      ------------
     TOTAL ASSETS                                      141,221,476
                                                      ------------
LIABILITIES
Payables
  Investments purchased             $7,967,465
  Fund shares redeemed                 317,601
  Dividends                            420,673
Accrued expenses and other
   liabilities                          65,556
                                    ----------
     TOTAL LIABILITIES                                   8,771,295
                                                      ------------
NET ASSETS                                            $132,450,181
                                                      ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                          $129,086,452
  Accumulated distributions in
     excess of net investment
     income                                               (329,232)
  Accumulated net realized loss
     on investment transactions                         (1,046,267)
  Net unrealized appreciation
     of investments                                      4,739,228
                                                      ------------
NET ASSETS                                            $132,450,181
                                                      ============
NET ASSET VALUE PER SHARE
  Class A Shares                                      $      15.73
  Class B Shares                                      $      15.69
  Class Y Shares                                      $      16.11
OFFERING PRICE PER SHARE
  Class A Shares                                      $      16.51(a)
  Class B Shares                                      $      15.69
  Class Y Shares                                      $      16.11
SHARES OUTSTANDING
  Class A Shares                                         4,558,605
  Class B Shares                                         3,869,243
  Class Y Shares                                                67

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
  Interest (Note 2)                                       $3,296,816
                                                          ----------
EXPENSES
Management fee (Note 4)                 $  360,928
Shareholder service fee (Note 5)           150,385
Distribution fee (Note 5)                  150,302
Administration fee (Note 4)                 60,155
Transfer agent fee                          53,330
Registration expenses                       23,924
Custodian and accounting fees               21,040
Shareholder reports and postage
   expenses                                 11,834
Legal fees                                   2,909
Audit fees                                   2,045
Directors' fees and expenses                 1,511
Miscellaneous                                2,553
                                        ----------
  Total expenses                                             840,916
                                                          ----------
NET INVESTMENT INCOME                                      2,455,900
                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS, FUTURES AND
   OPTIONS CONTRACTS
Net realized gain on investments,
   futures and options contracts
   (Note 2)                                957,780
Change in unrealized appreciation
   (depreciation) on investments        (2,882,930)
                                        ----------
NET LOSS ON INVESTMENTS, FUTURES
   AND OPTIONS CONTRACTS                                  (1,925,150)
                                                          ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $  530,750
                                                          ==========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS
                                                                             ENDED 3/31/99       YEAR ENDED
                                                                              (UNAUDITED)         9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                       $  2,455,900      $   4,054,279
 Net realized gain (loss) on investments, futures and options contracts           957,780            (41,138)
 Change in unrealized appreciation (depreciation) on investments               (2,882,930)         3,077,428
                                                                             ------------      -------------
 Increase in net assets resulting from operations                                 530,750          7,090,569
                                                                             ------------      -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                      (1,293,015)        (1,979,908)
  Class B                                                                      (1,142,196)        (2,308,071)
  Class Y                                                                              --                (43)
                                                                             ------------      -------------
  Total distributions to shareholders                                          (2,435,211)        (4,288,022)
                                                                             ------------      -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                  30,176,197         45,477,369
 Reinvested distributions                                                       1,362,987          2,625,084
 Shares redeemed                                                               (8,293,679)       (13,461,719)
                                                                             ------------      -------------
 Change in net assets resulting from capital share transactions                23,245,505         34,640,734
                                                                             ------------      -------------
 Increase in net assets                                                        21,341,044         37,443,281
Net Assets
 Beginning of period                                                          111,109,137         73,665,856
                                                                             ------------      -------------
 End of period (including accumulated distributions in excess of net
  investment income of ($329,232) and ($349,922), respectively)              $132,450,181      $ 111,109,137
                                                                             ============      =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES



                                                              SIX MONTHS
                                                                 ENDED        YEAR
                                                               3/31/99        ENDED
                                                             (UNAUDITED)     9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                           $   15.99       $ 15.50
                                                             ---------       -------
Income from investment operations
 Net investment income                                            0.35          0.66
 Net realized and unrealized gain (loss) on investments         ( 0.27)         0.59
                                                             ---------       -------
 Total from investment operations                                 0.08          1.25
                                                             ---------       -------
Less distributions
 From net investment income                                     ( 0.34)       ( 0.76)
 From net realized capital gain                                     --            --
                                                             ---------       -------
 Total distributions                                            ( 0.34)       ( 0.76)
                                                             ---------       -------
Net asset value, end of year                                 $   15.73       $ 15.99
                                                             =========       =======
TOTAL RETURN*                                                     0.52%         8.24%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                       $  71,724       $51,757
Ratio of expenses to average net assets                           1.14%(a)      1.17%
Ratio of expenses to average net asset excluding waiver           1.14%(a)      1.17%
Ratio of net investment income to average net assets              4.33%(a)      4.63%
Portfolio turnover rate                                             56%           62%



                                                              YEAR        YEAR        YEAR        YEAR
                                                             ENDED       ENDED       ENDED       ENDED
                                                            9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                          $ 15.04     $ 14.92     $ 14.42     $ 16.05
                                                            -------     -------     -------     -------
Income from investment operations
 Net investment income                                        0.81        0.82        0.81         0.82
 Net realized and unrealized gain (loss) on investments       0.49        0.12        0.51       ( 1.54)
                                                            -------     -------     -------     -------
 Total from investment operations                             1.30        0.94        1.32       ( 0.72)
                                                            -------     -------     -------     -------
Less distributions
 From net investment income                                  ( 0.81)     ( 0.82)     ( 0.82)     ( 0.81)
 From net realized capital gain                              ( 0.03)         --          --      ( 0.10)
                                                            -------     -------     -------     -------
 Total distributions                                         ( 0.84)     ( 0.82)     ( 0.82)     ( 0.91)
                                                            -------     -------     -------     -------
Net asset value, end of year                                $ 15.50     $ 15.04     $ 14.92     $ 14.42
                                                            =======     =======     =======     =======
TOTAL RETURN*                                                  8.89%       6.46%       9.46%     ( 4.83%)
RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                      $29,394     $17,558     $20,460     $25,056
Ratio of expenses to average net assets                        1.22%       1.24%       1.43%       1.24%
Ratio of expenses to average net asset excluding waiver        1.22%       1.24%       1.43%       1.33%
Ratio of net investment income to average net assets           5.09%       5.47%       5.56%       5.43%
Portfolio turnover rate                                          59%         46%         43%         87%

(a) Annualized.
* Total return does not reflect sales commissions and is not annualized. See notes to financial statements.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES



                                                             SIX MONTHS
                                                                ENDED         YEAR
                                                               3/31/99        ENDED
                                                             (UNAUDITED)     9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                           $   15.94       $ 15.49
                                                             ---------       -------
Income from investment operations
 Net investment income                                            0.31         1.30
 Net realized and unrealized gain (loss) on investments         ( 0.26)       ( 0.14)
                                                             ---------       -------
 Total from investment operations                                 0.05         1.16
                                                             ---------       -------
Less distributions
 From net investment income                                     ( 0.30)       ( 0.71)
 From net realized capital gain                                     --            --
                                                             ---------       -------
 Total distributions                                            ( 0.30)       ( 0.71)
                                                             ---------       -------
Net asset value, end of year                                 $   15.69       $ 15.94
                                                             =========       =======
TOTAL RETURN*                                                     0.32%         7.70%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                       $  60,725       $59,351
Ratio of expenses to average net assets                           1.65%(a)      1.67%
Ratio of expenses to average net asset excluding waiver           1.65%(a)      1.67%
Ratio of net investment income to average net assets              3.83%(a)      4.13%
Portfolio turnover rate                                             56%           62%



                                                              YEAR        YEAR        YEAR        YEAR
                                                             ENDED       ENDED       ENDED       ENDED
                                                            9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                          $ 15.05     $ 14.95     $ 14.43     $ 16.06
                                                            -------     -------     -------     -------
Income from investment operations
 Net investment income                                        0.71        0.75        0.74         0.74
 Net realized and unrealized gain (loss) on investments       0.52        0.11        0.52       ( 1.54)
                                                            -------     -------     -------     -------
 Total from investment operations                             1.23        0.86        1.26       ( 0.80)
                                                            -------     -------     -------     -------
Less distributions
 From net investment income                                  ( 0.71)     ( 0.76)     ( 0.74)     ( 0.73)
 From net realized capital gain                              ( 0.08)         --          --      ( 0.10)
                                                            -------     -------     -------     -------
 Total distributions                                         ( 0.79)     ( 0.76)     ( 0.74)     ( 0.83)
                                                            -------     -------     -------     -------
Net asset value, end of year                                $ 15.49     $ 15.05     $ 14.95     $ 14.43
                                                            =======     =======     =======     =======
TOTAL RETURN*                                                  8.33%       5.87%       9.01%     ( 5.34%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                      $44,272     $37,191     $39,493     $46,157
Ratio of expenses to average net assets                        1.72%       1.74%       1.92%       1.74%
Ratio of expenses to average net asset excluding waiver        1.72%       1.74%       1.92%       1.86%
Ratio of net investment income to average net assets           4.60%       4.95%       5.07%       4.93%
Portfolio turnover rate                                          59%         46%         43%         87%

(a) Annualized.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES



                                                            SIX MONTHS
                                                               ENDED             PERIOD
                                                              3/31/99             ENDED
                                                            (UNAUDITED)        9/30/98 (B)
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                        $  16.00           $  15.51
                                                            --------           --------
Income from investment operations
 Net investment income                                          0.35               1.39
 Net realized and unrealized loss on investments              ( 0.24)            ( 0.23)
                                                            --------           --------
 Total from investment operations                               0.11               1.16
                                                            --------           --------
Less distributions
 From net investment income                                       --             ( 0.67)
                                                            --------           --------
Net asset value, end of period                              $  16.11           $  16.00
                                                            ========           ========
TOTAL RETURN*                                                   0.69%              7.51%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $      1           $      1
Ratio of expenses to average net assets                         0.92%(a)           0.92%(a)
Ratio of net investment income to average net assets            4.33%(a)           5.66%(a)
Portfolio turnover rate                                           56%                62%

(a) Annualized.
(b) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
The six-month period ending March 31, 1999 was not kind to the bond market. Treasury rates increased sharply, with the 2-year note climbing 71 basis points to 4.98% and the long bond rising 66 basis points to 5.62%. The market sold off in reaction to much stronger than anticipated economic growth during both the final quarter of 1998 and the first quarter of 1999.


In early October of 1998, the stock market was weak, world markets were in turmoil and fears of global deflation were rampant. The crisis in world financial markets was prompted by Russia's default on its debt obligations, and was exacerbated by the bankruptcy of the highly leveraged investment firm Long Term Capital Management. Over the ensuing three-month period the Federal Reserve lowered the Federal Funds rate 0.75% in response to these alarming market conditions.


Economists expected U.S. economic growth in 1999 to be significantly depressed by the severe shock that financial markets experienced during September and October. These forecasts for slower growth garnered support in early January when the Brazilian government was forced to devalue their currency, the real. The sudden drop in the value of the real implied that Brazil would suffer a fairly deep recession in 1999. In addition, the lower currency value has made American exports too expensive for Brazilian markets.


Despite turmoil in financial markets and in Brazil, the much-anticipated slowdown in U.S. economic growth has yet to materialize. Indeed, economic growth in the final quarter of 1998 surged more than 6.0% on an annualized basis. Economic indicators for the first quarter of 1999 suggest that the economy has continued its robust growth into 1999. Some market observers are beginning to question the aggressiveness with which the Federal Reserve reacted to the market crisis in late 1998. These economists have gone so far as to suggest that the Fed should reverse course and raise rates in response to a potentially overheating American economy. The fear that the Federal Reserve may move to increase short-term borrowing rates prompted the bond market's severe price declines and interest rate increases during the first quarter of 1999.


MANAGEMENT STRATEGY
Portfolio durations were 5% to 10% longer than their benchmark indices at the beginning of 1999. This long duration tilt led to strong relative performance early in January as the bond market responded to the Brazilian devaluation. However, as economic data painted an ever-clearer picture of a robust U.S. economy, portfolio durations were cut back to approximately neutral levels. Sector allocations were heavily tilted toward spread product. Mortgage backed securities were particularly emphasized given their high yield and strong performance potential in a stable to rising rate environment. The stronger economic growth prompted an increased allocation to lower-rated corporate bonds, including high yield securities. Portfolio weightings in high yield were increased from roughly 5% to 10%.



PERFORMANCE REVIEW
Portfolio performance during the six-month period ending March 31, 1999 was superior to index objectives. Our mortgage overweight and our lower-rated corporate bond investments allowed our portfolios to outpace indices comprised of treasury obligations. For the period the Mentor

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

Quality Income A share returned -1.16% compared to -2.76% for the Merrill Lynch 7-Year Treasury Index. The Mentor Short-Duration Income Portfolio A shares returned 0.83% for the period compared to 0.44% for the Merrill Lynch 3-Year Treasury Index.



MARKET OUTLOOK
Our long-term market outlook is for continued declines in inflation and therefore continued lower interest rates. This optimism is fueled by structural economic changes such as the Internet that offer the potential to substantially increase economic efficiency and reduce costs. In addition, the increasing productivity of the U.S. labor force suggests that the economy can grow faster than previously thought without generating inflationary pressures. However, short-term prospects for the bond market are less clear.


The long-term picture for bonds has continued to improve in recent months. Brazil's currency devaluation has made their products extremely price competitive with U.S. made products. Since Brazil is the dominant economy in Latin America, their devaluation implies falling growth rates for every economy within the region. Lower growth in Latin America has coincided with slow growth in Europe. The introduction of a single currency across much of Europe, the euro, has yet to ignite economic growth in the region. Indeed, the newly created European central bank has repeatedly revised down its growth estimates for 1999, and is currently forecasting growth of little more than 2% for the year.


Despite the good news for bonds overseas, domestic U.S. conditions continue to put upward pressure on interest rates. The U.S. economy has repeatedly defied predictions of an imminent slowdown. With unemployment as of March hitting 4.2%, inflation fears are mounting. Despite these fears, most broad measures of inflation have continued to trend downward. This combination of robust economic growth and benign inflation is almost unprecedented. As a result, the Federal Reserve is examining whether old models of the growth and inflation trade-off accurately describe the new American economy.


Although the Federal Reserve is considering whether or not the U.S. has entered a new economic era, market participants are understandably reluctant to gamble on such theoretical notions. Without some evidence of slowing economic growth, the bond market is likely to at best trade within a fairly narrow range around current interest rate levels and at worst could continue to decline somewhat. Given that no signs of a slacking in economic activity are yet apparent, we are anticipating a range-bound market in the weeks and months ahead. In such an environment our overweight position in mortgage backed securities and lower-rated corporate bonds should continue to perform well.


As the summer wears on, we expect that stumbling growth in Europe and Latin America will exert pressure on the U.S. economy. This pressure on domestic economic growth and global inflation should allow the rally in bond prices to continue. We anticipate significantly reducing our exposure to mortgages and corporate bonds at that time and extending portfolio durations.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON



Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class A and Class B Shares and the Merrill Lynch 7-Year Treasury Index.-


                                    [GRAPH]

                                        4/29/92  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98  3/31/99
Class A Shares(dagger)                   9,525    9,846   10,378   10,036   11,222   11,681   12,833   14,110    13,861
Class B Shares(double dagger)           10,000   10,324   10,827   10,406   11,585   11,999   13,113   14,071    13,946
Merrill Lynch 7-Year Treasury Index~    10,000   11,041   12,345   11,721   13,533   14,043   15,388   17,815    17,324

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                               1-Year    5-Year   Since Inception(triple dagger)
                    Class A     0.76%     5.69%             4.92%
                    Class B     4.21%     6.18%             5.13%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  - The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. The Merrill Lynch 7-Year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance.
  + Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor Quality Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor Quality Income Portfolio Class A and Class B Shares from the date of commencement of operations on 4/29/92 through 3/31/99.

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Quality Income Portfolio Class Y Shares and the Merrill Lynch 7-Year Treasury Index.-


                                    [GRAPH]

                                       11/19/97  12/31/97  3/31/98  6/30/98  9/30/98  3/31/99
Class Y Shares*                         10,000    10,038   10,144   10,378   10,869   10,758
Merrill Lynch 7-Year Treasury Index~    10,000    10,142   10,311   10,562   11,364   11,050

                          Total Returns as of 3/31/99

                                  1-Year    Since Inception**
                        Class Y    6.06%          5.69%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 - The Merrill Lynch 7-Year Treasury Index is adjusted to reflect reinvesment of interest on securities in the index. Ther Merrill Lynch 7-year Treasury Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requries to be reflect in the Portfolio's performance.
 *  Represents a  hypothetical  investment of $10,000 in Mentor  Quality  Income
    Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.
** Reflects operations of Mentor Quality Income Portfolio Class Y Shares from the date of issuance on 11/19/97 through 3/31/99.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

                             PERFORMANCE COMPARISON


Comparison  of  change  in value of  hypothetical  $10,000  purchase  in  Mentor
Short-Duration Income Portfolio Class A Shares and the Merrill Lynch 3-Year Treasury Index.-


                                    [GRAPH]

                                      6/16/95  9/30/95  9/30/96  9/30/97  9/30/98  3/31/99
Class A Shares*                        9,900    9,931   10,532   11,304   12,093   12,194
Merrill Lynch 3-Year Treasury Index~  10,000   10,139   11,038   11,571   12,732   12,788

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                                      1-Year   Since Inception**
                           Class A     4.28%        5.37%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


 - The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

    * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class A Shares, after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charges = $9,900. The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class A from the date of issuance on 6/16/95 through 3/31/99.

Comparison of change in value of hypothetical $10,000 purchase in Mentor Short-Duration Income Portfolio Class B Shares and Merrill Lynch 3-year
Treasury Index.-

                                    [GRAPH]

                                       4/29/94  12/31/94  9/30/95  9/30/96  9/30/97  9/30/98  3/31/99
Class B Shares(dagger)                 10,000    10,093   10,623   11,225   12,125   12,945   13,043
Merrill Lynch 3-Year Treasury Index~   10,000    10,075   11,051   11,709   12,600   13,053   13,924

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                                        1-Year   Since Inception(double dagger)
                          Class B       4.12%              5.87%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 - The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.

    + Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The value of Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

++ Reflects operations of Mentor Short-Duration Income Portfolio Class B Shares from the date of commencement of operations on 4/29/94 through 3/31/99.

MENTOR QUALITY INCOME PORTFOLIO
MENTOR SHORT-DURATION INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

Comparison  of  change  in value of  hypothetical  $10,000  purchase  in  Mentor
Short-Duration Income Portfolio Class Y Shares and the Merrill Lynch 3-Year Treasury Index.-


                                    [GRAPH]

                                       11/19/97  12/31/97   3/31/98  6/30/98  9/30/98  3/31/99
Class Y Shares*                         10,000    10,032    10,167   10,317   10,638   10,746
Merrill Lynch 3-Year Treasury Index~    10,000    10,081    10,239   10,413   10,875   10,923

                          Total Returns as of 3/31/99

                                      1-Year     Since Inception**
                           Class Y     5.70%           5.61%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 - The Merrill Lynch 3-Year Treasury Index is adjusted to reflect reinvestment of interest on securities in the index. It is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. The Portfolio invests in securities other than Treasuries.


    * Represents a hypothetical investment of $10,000 in Mentor Short-Duration Income Portfolio Class Y Shares. These shares are not subject to any sales or contingent deferred sales charges. The Class Y Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations of Mentor Short-Duration Income Portfolio Class Y from the date of issuance on 11/19/97 through 3/31/99.

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                             PRINCIPAL                 MARKET
                                               AMOUNT                  VALUE
LONG-TERM INVESTMENTS - 134.54%
PREFERRED STOCK - 1.84%
Home Ownership, Inc.,
   12/30/26 (cost $3,796,225)         $4,350,000                $ 4,075,438
                                                                -----------
ASSET-BACKED SECURITIES - 20.93%
Advanta Mortgage Loan Trust
   Series 1993-4 AZ, 5.55%,
   3/25/10                               693,663                    682,548
Advanta Mortgage Loan Trust
   Series 1993-3 A5, 5.55%,
   1/25/25                               990,524                    962,672
AFG Receivables Trust Series
   1997-B C, 7.00%, 2/15/03              941,241                    943,079
Capital One Master Trust
   Series 1998-4 A, 5.43%,
   1/15/07                             2,535,000                  2,493,557
CS First Boston Mortgage
   Series 1996-2 A6, 7.18%,
   2/25/18                             6,500,000                  6,528,190
Discover Card Master Trust
   Series 1998-7 A, 5.60%,
   5/15/06                             3,005,000                  2,970,016
Equifax Credit Corporation of
   America
   Series 1998-2 A6F, 6.16%,
     4/15/08                           2,370,000                  2,371,822
   Series 1994-1 B, 5.75%,
     3/15/09                           1,253,328                  1,251,187
   Series 1999-1 A6F, 6.20%,
     9/20/09                           5,250,000                  5,217,834
   Series 1998-2 A4F, 6.33%,
     1/15/22                           1,800,000                  1,804,784
Fifth Third Auto Grantor
   Trust Series 1996-A A,
   6.20%, 9/15/01                        435,617                    436,476
First USA Credit Card Master
   Trust, 1998-9 A, 5.28%,
   9/18/06                             2,700,000                  2,652,729
General Electric Capital
   Mortgage, - 6.27%, Series
   1999-HE1 A7, 4/25/29                4,000,000                  3,961,951
Green Tree Home Equity,
   Series 1999-A A5, 6.13%,
   2/15/19                             3,900,000                  3,896,482
J.C. Penney Master Credit
   Card Trust, Series 1998-E
   A, 5.50%, 6/15/07                   4,000,000                  3,931,427
Key Auto Finance Trust Series
   1997-2 A4, 6.15%,
   10/15/01                            1,500,000                  1,505,792
Old Stone Credit Corporation,
   Series 93-1 B1, 6.00%,
   3/15/08                               520,913                    521,875


                                             PRINCIPAL                 MARKET
                                               AMOUNT                  VALUE
ASSET-BACKED SECURITIES (CONTINUED)
Saxon Asset Securities Series
   1999-1 AF6, 6.35%,
   2/25/29                            $4,000,000                $ 4,012,999
                                                                -----------
TOTAL ASSET-BACKED SECURITIES
   (COST $24,821,467)                                            46,145,420
                                                                -----------
U.S. GOVERNMENT SECURITIES
   AND AGENCIES -- 69.94%
Federal Home Loan Mortgage
   Association
   Series 26 C, 6.50%, 7/25/18         7,000,000                  7,032,774
   Series 1693 Z, 6.00%,
     3/15/09, REMIC                    6,301,827                  6,138,331
   Series 1647 B, 6.50%,
     11/15/08, REMIC                   2,201,275                  2,204,038
Federal National Mortgage
   Association Series 1993-181
   O, 6.50%, 9/25/08                   2,335,000                  2,333,916
   6.00% - 6.50%, 1/01/00             20,500,000                 20,175,313
   6.00%, 12/01/13                     3,479,988                  3,456,991
   Series 1998-24 JZ, 6.50%,
     5/18/28                           2,028,936                  2,008,577
Government National
   Mortgage Association I
   6.00% - 6.50%, 3/15/28 -
     1/15/29 ARM                      39,414,072                 38,749,338
   6.00% - 7.00%,
     12/15/08 - 3/15/29               67,400,000                 69,309,762
Government National
   Mortgage Association II
   6.13% - 6.88%, 4/20/22 -
     12/20/22, ARM                     2,765,717                  2,820,511
                                                                -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES (COST
$   154,747,659)                                                154,229,551
                                                                -----------
CORPORATE BONDS - 19.95% FINANCIAL - 6.28% Capital One Bank, 7.15% -
   7.20%, 7/19/99 -
   9/15/06                             4,750,000                  4,780,917
CIT Group, Inc. 5.91%,
   11/23/05                            3,000,000                  2,937,333
Ford Capital, 9.88%, 5/15/02           2,525,000                  2,813,162
Household Financial
   Company, 5.88%, 2/01/09             1,300,000                  1,248,897
Salomon, Inc., 7.30%, 5/15/02          2,000,000                  2,078,222
                                                                -----------
                                                                 13,858,531
                                                                -----------
INDUSTRIAL - 13.27%
Adelphia Communications,
   9.88%, 3/01/05                        625,000                    678,125

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                          PRINCIPAL                 MARKET
                                            AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Capstar Broadcasting, 9.25%,
7/01/07                            $  700,000                $   740,250
Century Communications,
   9.50%, 8/15/00                   1,400,000                  1,441,774
Chancellor Media
   Corporation, 9.00%,
   10/01/08                           800,000                    856,000
Charter Communications,
   8.63%, 4/01/09 (a)               1,200,000                  1,227,000
Clearnet Communications,
   12/15/05                           550,000                    504,625
Comcast Cellular, 9.50%,
   5/01/07                          1,750,000                  1,986,250
CSC Holdings, Inc., 9.88%,
   5/15/06                            750,000                    819,375
Enron Corporation, 6.73%,
   11/17/08                         4,000,000                  4,027,516
JCAC, Inc., 10.13%, 6/15/06           750,000                    823,125
Jitney-Jingle Stores, 12.00%,
   3/01/06                          1,500,000                  1,668,750
Lenfest Communications,
   7.63%, 2/15/08                     530,000                    540,600
McLeodUSA, Inc., 9.25%,
   7/15/07                          1,400,000                  1,466,500
Metromedia Fiber, 10.00%,
   11/15/08                         1,120,000                  1,201,200
Microcell Telecomm, 14.00%,
   6/01/06                            420,000                    343,350
Nextel Communications,
   10.65%, 9/15/07                    750,000                    551,250
PSINet, Inc., 10.00%,
   2/15/05                            785,000                    828,175
Randall's Food Marketings,
   9.38%, 7/01/07                   1,145,000                  1,242,325
RBF Finance, 11.38%,
   3/15/09 (a)                        250,000                    263,750
Rogers Cablesystems,
   9.63% - 10.00%,
   8/01/02 - 3/15/05                1,600,000                  1,762,000
Rogers Cantel, 8.80%,
   10/01/07                         1,250,000                  1,306,250
Safeway, Inc., 6.50%,
   11/15/08                         2,000,000                  2,028,692
Sprint Capital Corporation,
   6.13%, 11/15/08                  3,000,000                  2,953,358
                                                             -----------
                                                              29,260,240
                                                             -----------
UTILITY - 0.40%
CMS Energy Corporation,
   6.75%, 1/15/04                     900,000                    885,600
                                                             -----------


                                          PRINCIPAL                 MARKET
                                            AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
TOTAL CORPORATE BONDS
   (COST $46,813,941)                                        $44,004,371
                                                             -----------
MISCELLANEOUS - 0.47%
Platex Family Production
   Corporation
   8.88%, 7/15/04 (cost
$   1,050,599)                     $1,000,000                  1,035,000
                                                             -----------
COLLATERALIZED MORTGAGE
   OBLIGATIONS - 17.71%
BA Mortgage Securities B1,
   6.50%, 7/25/13                     420,848                    411,549
BA Mortgage Securities M,
   6.50%, 7/25/13                     649,696                    642,073
Chase Mortgage Finance
   Corporation
   Series 1993-C B1, 7.00%,
     10/25/24                       2,854,534                  2,858,996
General Electric Capital
   Mortgage
   Series 1993-18 B1, 6.00%,
     2/25/09                        1,827,816                  1,769,918
   Series 1998-13 M, 6.50%,
     6/25/13                        1,122,946                  1,111,956
   Series 1998-01 M, 6.75%,
     1/25/13                          716,397                    715,215
   Series 1998-03 M, 7.00%,
     1/25/28                        2,713,700                  2,713,145
Norwest Asset Securities
   Corporation
   Series 1996-2 M, 7.00%,
     9/25/11                        1,706,660                  1,713,853
   Series 1997-18 B1, 6.75%,
     12/25/27                       2,574,548                  2,529,457
   Series 1998-22 B1, 6.25%,
     9/25/28                        2,146,841                  2,069,647
   Series 1998-22 B2, 6.25%,
     9/25/28                        3,109,938                  2,968,642
NationsBanc Montgomery
   Funding Corporation
   Series 1998-5 M, 6.00%,
     11/25/13                       2,089,024                  1,997,678
   Series 1998-5 B1, 6.00,
     11/25/13                         974,520                    919,168
   Series 1998-4 B2, 6.25%,
     10/25/28                       2,583,242                  2,428,918
Prudential Homes
   Series 1996-4 B1, 6.50%,
     4/25/26                          871,544                    848,835
   Series 1996-4 M, 6.50%,
     4/25/26                        4,269,598                  4,191,860

MENTOR QUALITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                               PRINCIPAL                 MARKET
                                                 AMOUNT                  VALUE
COLLATERALIZED MORTGAGE
   OBLIGATIONS (CONTINUED)
Prudential Homes
   Series 1996-8 M, 6.75%,
      6/25/26                           $2,326,163                $  2,312,068
   Series 1995-7 M, 7.00%,
     11/25/25                            2,795,735                   2,807,699
   Series 1995-5 B1, 7.25%,
     9/25/25 (a)                         1,444,123                   1,455,785
   Series 1995-5 M, 7.25%,
      9/25/25                            2,546,471                   2,584,484
                                                                  ------------
TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (COST
$   57,268,043)                                                     39,050,946
                                                                  ------------
RESIDUAL INTERESTS - 3.70%
Capital Mortgage Funding
   1999-1, 10/20/22                         14,088                     410,616
Capital Mortgage Funding
   1999-2, 10/20/23                         15,369                     422,935
Capital Mortgage Funding
   1999-3, 11/20/23                         15,928                     432,212
Capital Mortgage Funding
   1998-1, 1999, 1/22/27                    40,016                     671,630
General Mortgage Securities II
   1995-1, 1998, 6/25/20                     9,057                     304,207
General Mortgage Securities II
   1998-5, 9/20/21                          28,489                     628,261
General Mortgage Securities II
   1997-4 1998, 5/20/22                      9,802                     438,928
General Mortgage Securities II
   1998-6, 7/20/22                          30,853                     648,487
General Mortgage Securities II
   1995-4, 1998, 6/25/23                     6,267                     339,970
General Mortgage Securities II
   1997-5 1998, 7/20/23                     18,194                     641,663
General Mortgage Securities II
   1999-1, 8/20/24                          40,000                     658,476
General Mortgage Securities II
   1998-1, 10/20/24                         21,132                     590,657
General Mortgage Securities II
   1998-2, 10/20/24                         27,670                     434,402
National Mortgage Funding
   1995-4, 1998, 3/20/21                     5,019                     102,273
National Mortgage Funding
   1998-9, 11/20/22                         24,128                     460,073
National Mortgage Funding
   1998-10, 1/20/23                         13,573                     503,279
National Mortgage Funding
   1998-8, 5/20/24                          28,801                     480,355
                                                                  ------------


                                               PRINCIPAL                 MARKET
                                                 AMOUNT                  VALUE
RESIDUAL INTERESTS (CONTINUED)
TOTAL RESIDUAL INTERESTS (COST
$    8,635,785)                                                      8,168,424
                                                                  ------------
TOTAL LONG-TERM INVESTMENTS
   (COST $297,133,719)                                            $296,709,150
                                                                  ------------
SHORT-TERM INVESTMENT - 0.21%
REPURCHASE AGREEMENT
Goldman Sachs & Company Dated 3/31/99,  4.95%,  due 4/01/99,  collateralized  by
   $445,241  Federal Home Loan Mortgage  Corporation,  7.50%,  11/01/27,  market
   value $457,485 (cost $447,914)        $  447,914                    447,914
                                                                  ------------
TOTAL INVESTMENTS
   (COST $297,581,633)-
       134.75%                                                     297,157,064
OTHER ASSETS LESS LIABILITIES -
       (34.75%)                                                    (76,639,834)
                                                                  ------------
NET ASSETS - 100.00%                                              $220,517,230
                                                                  ============

INVESTMENT ABBREVIATIONS

ARM -- Adjustable Rate Mortgage
REMIC -- Real Estate Mortgage Investment Conduit
(a)These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $384,867,076 and $357,935,935, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $297,581,633. Net unrealized depreciation aggregated $424,569, of which $2,019,646 related to appreciated investment securities and $2,444,215 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
ASSET-BACKED SECURITIES - 11.60%
Advanta Home Equity Loan,
   6.15%, 10/25/09              $   617,283   $   616,032
Advanta Mortgage Loan
   Trust, 5.05%, 3/25/10            277,581       273,134
Advanta Mortgage Loan
   Trust 1993-3 A3,
   4.75%, 2/25/10                   402,385       397,700
AFC Home Equity Loan
   Trust, 6.60%, 2/25/27          1,395,483     1,394,227
AFG Receivables Trust,
   6.45%, 9/15/00 (a)               145,295       145,295
   7.05%, 4/15/01 (a)               239,677       239,889
   7.00%, 2/15/03 (a)               705,931       707,309
AFG Receivables Trust
   1997 A, 6.35%, 10/15/02        1,036,846     1,041,669
AFG Receivables Trust
   1997 B, 6.20%, 2/15/2003          94,118        94,114
Capital One Master Trust
   1998-4, 5.43%, 1/15/07         2,000,000     1,967,303
CS First Boston 1996-2,
   6.39%, 2/25/18                   675,598       673,292
   7.18%, 2/25/18                 4,000,000     4,017,347
Equifax Credit Corporation
   1994-1 B, 5.75%, 3/15/09         398,474       397,793
Fifth Third Bank Auto
   Grantor Trust, 6.20%,
   9/15/01                          218,032       218,462
MMCA Automobile Trust
   1999-1, 5.50%, 7/15/05         3,000,000     2,993,466
Old Stone Credit Corporation
   1993-2, 6.20%, 6/15/08           230,854       231,783
Olympic Automobiles
   Receivables Trust 1994-B
   A2, 6.85%, 6/15/01               388,097       388,097
Olympic Automobiles
   Receivables Trust,
   7.35%, 10/15/01                  605,458       607,451
Perpetual Savings Bank
   1990-1, 7.17%, 3/01/20         2,319,946     2,311,340
Union Acceptance
   Corporation Auto Trust
   1997 A,
   6.48%, 5/10/04                   430,000       434,644
Union Acceptance
   Corporation,
   6,70%, 6/08/03                 2,020,000     2,036,827
   6.45%, 7/09/03                   593,504       597,274
Union Acceptance
   Corporation 1998-D A3,
   5.75%, 6/09/03                 2,400,000     2,391,536
                                              -----------
TOTAL ASSET-BACKED SECURITIES
   (COST $24,212,755)                          24,175,984
                                              -----------


                                  PRINCIPAL
                                   AMOUNT       MARKET VALUE
U.S. GOVERNMENT SECURITIES
   AND AGENCIES - 49.00%
Federal National Mortgage
   Association
   10.00%, 6/01/05 MBS          $   136,411   $   141,174
   6.00%, 11/01/13 - 4/01/14     37,051,196    36,750,156
   9.00%, 5/01/14 ARM             4,580,657     4,626,474
   7.00%, 12/15/08 ARM           24,470,286    24,844,881
   6.00%, 11/15/13                1,985,917     1,977,229
   6.00%, 12/15/13 -
     1/15/14 ARM                  7,787,433     7,753,363
   6.63%, 7/20/22                 3,101,843     3,173,415
   6.50%, 3/15/28 ARM             2,879,888     2,866,389
   6.50%, 6/15/28 MBS             2,799,999     2,786,874
Government National
   Mortgage Association II
   7.00%, 11/20/22                2,083,124     2,124,688
   6.88%, 4/20/22                 5,227,054     5,347,726
   6.13%, 10/20/22-12/20/22       4,084,247     4,163,533
   6.63%, 9/20/23                   732,024       748,693
U.S. Treasury Bonds, 4.25%,
   11/15/03                       5,000,000     4,834,000
                                              -----------
TOTAL U.S. GOVERNMENT
   SECURITIES AND AGENCIES
   (COST $102,541,046)                        102,138,595
                                              -----------
COLLATERALIZED MORTGAGE
   OBLIGATION - 22.39%
Chase 1999-S3 B1, 6.25%,
   3/25/14                          401,178       387,032
Chase 1999-S3 M, 6.25%,
   3/25/14                        1,260,846     1,233,774
Citigroup 1992-18 A-A,
   6.60%, 11/25/22                7,570,244     7,617,880
Equifax Credit Corporation,
   1998-2, 6.16%, 4/15/08         1,926,750     1,928,231
   1999-1 A6F, 6.20%,
     9/20/09                      4,750,000     4,720,897
   1998-A, 6.33%, 1/15/22         1,350,000     1,353,588
First USA Credit Card Master
   Trust 1998-9 1997, 5.28%,
   9/18/06                        2,300,000     2,259,732
Glendale Federal Bank
   1990-1 A, 6.60%, 10/25/29      5,222,348     5,222,253
Green Tree Home Equity
   Loan Trust 1999-4, 6.13%,
   2/15/19                        3,100,000     3,097,204
J.C. Penney Master Credit
   Card Trust 1998-E, 5.50%,
   6/15/07                        3,575,000     3,513,713
Key Auto Finance Trust,
   6.15%, 10/15/01                4,000,000     4,015,444
Saxon 1995-1A A1, 7.52%,
   4/25/25                        3,693,031     3,713,644

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
COLLATERALIZED MORTGAGE
OBLIGATION (CONTINUED)
Saxon Asset Securities Trust
1999-1 AF3, 6.17%, 8/25/21         $ 3,000,000   $  2,997,277
Saxon Asset Securities Trust,
6.27%, 7/25/23                       3,800,000      3,805,955
Structured Asset Securities
Corporation, 6.19%,
10/25/28                               816,176        816,177
                                                 ------------
TOTAL COLLATERIZED MORTGAGE
OBLIGATIONS
(COST $46,792,705)                                 46,682,801
                                                 ------------
CORPORATE BONDS - 20.26%
Adelphia Communications,
7.50%, 1/15/04                       1,000,000        996,250
Argosy Gaming Company,
13.25%, 6/01/04 (a)                  1,000,000      1,132,500
Associates Corporation, NA,
7.88%, 9/30/01                       1,000,000      1,051,554
Capital One Bank,
   7.20%, 7/19/99                    1,500,000      1,509,421
   7.15%, 9/15/06                    1,000,000      1,006,642
Carr-Gottstein Foods
   Company, 12.00%,
   11/15/05                          1,500,000      1,725,000
Century Communications,
   9.50%, 8/15/00                    1,207,000      1,243,210
Clearnet Communications,
   14.75%, 12/15/05                    850,000        779,875
CMS Energy Corporation,
   6.75%, 1/15/04                    1,000,000        984,000
CSC Holdings, Inc., 9.88%,
   5/15/06                             750,000        819,375
Discover Card Master Trust I,
   1998-7, 5.60%, 5/15/06            2,000,000      1,976,716
Ford Capital, 9.88%, 5/15/02         2,525,000      2,813,162
General Motors Acceptance
   Corporation,
   6.88%, 7/15/01                    2,250,000      2,306,781
JCAC Inc., 10.13%, 6/15/06           1,250,000      1,371,875
Jitney-Jungle Stores, 12.00%,
   3/01/06                           1,500,000      1,668,750
Lehman, 6.20%, 1/15/02               2,000,000      1,978,146
Nextel Communications,
   9.75%, 8/15/04                    1,000,000      1,037,500
Playtex Products, 8.88%,
   7/15/04                           1,000,000      1,035,000
PSI Energy, Inc., 6.00%,
   12/14/01 (a)                      2,000,000      1,975,529
PSINet, Inc., 10.00%, 2/15/05          750,000        791,250
Randall's Food Marketings,
   9.38%, 7/01/07                      925,000      1,003,625


                                     PRINCIPAL
                                      AMOUNT       MARKET VALUE
CORPORATE BONDS (CONTINUED)
Rogers Cablesystems, 9.63%,
   8/01/02                         $ 1,057,000   $  1,133,632
Rogers Cablesystems,
   10.00%, 3/15/05                     650,000        734,500
Salomon, Inc., 7.25%,
   5/01/01                           2,250,000      2,317,981
Salomon, Inc., 7.30%,
   5/15/02                           1,000,000      1,039,111
Shoppers Food Warehouse,
   9.75%, 6/15/04                    1,500,000      1,631,250
Sprint Capital Corporation,
   5.70%, 11/15/03                   2,155,000      2,129,921
The Money Store, 6.28%,
   12/15/22                          4,000,000      4,034,731
                                                 ------------
TOTAL CORPORATE BONDS
   (COST $42,208,731)                              42,227,287
                                                 ------------
RESIDUAL INTERESTS (A) - 1.29%
General Mortgage Funding II,
   1997-4 1998, 5/20/22                  3,267        145,339
General Mortgage Funding II,
   1998-1, 10/20/24                     14,088        393,771
General Mortgage Funding II,
   1999-1, 8/20/24                      30,000        492,850
National Mortgage Funding I,
   1998-6, 1/20/23                      47,266        669,012
National Mortgage Funding I,
   1998-7, 7/20/23                      44,360        670,734
National Mortgage Funding I,
   1998-8, 5/20/24                      19,201        320,236
                                                 ------------
TOTAL RESIDUAL INTERESTS
   (COST $2,815,666)                                2,691,942
                                                 ------------
SHORT-TERM
   INVESTMENT - 7.93%
REPURCHASE AGREEMENT
Goldman Sachs & Company
   Dated 3/31/99,  4.95%,
   due 4/01/99, collateralized by
   $19,026,000 Federal Home Loan
   Mortgage Corporation,  7.00%,
   5/01/28,  market value
   $16,887,351
   (cost $16,529,179)               16,529,179     16,529,179
                                                 ------------
TOTAL INVESTMENTS
   (COST $235,100,082)-112.47%                    234,445,788
OTHER ASSETS LESS
   LIABILITIES - (12.47%)                         (25,998,859)
                                                 ------------
NET ASSETS - 100.00%                             $208,446,929
                                                 ============

MENTOR SHORT-DURATION INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS
ARM - Adjustable Rate Mortgage
MBS - Mortgage Backed Securities
(a) These are securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $447,271,432 and $361,018,924, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $235,100,082. Net unrealized depreciation aggregated $654,294 of which $535,181 related to appreciated investment securities and $1,189,475 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                             $296,709,150
Repurchase agreements                                  447,914
                                                  ------------
  Total investments
     (cost $297,581,633)                           297,157,064
Collateral for securities
   loaned (Note 2)                                     341,000
Receivables
  Investments sold                                  13,304,297
  Fund shares sold                                     573,083
  Dividends and interest                             2,710,870
Other                                                   43,892
                                                  ------------
     TOTAL ASSETS                                  314,130,206
                                                  ------------
LIABILITIES
Payables
  Securities loaned (Note 2)     $  341,000
  Reverse repurchase
     agreement                   71,419,000
  Investments purchased          20,334,685
  Fund shares redeemed              287,986
  Dividends                       1,007,199
Accrued expenses and other
   liabilities                      223,106
                                 ----------
     TOTAL LIABILITIES                              93,612,976
                                                  ------------
NET ASSETS                                        $220,517,230
                                                  ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                      $236,027,963
  Accumulated
     distributions in excess
     of net investment
     income                                         (1,194,808)
  Accumulated net realized
     loss on investment
     transactions                                  (13,891,356)
  Net unrealized
     depreciation of
     investments                                      (424,569)
                                                  ------------
NET ASSETS                                        $220,517,230
                                                  ============
NET ASSET VALUE PER SHARE
Class A Shares                                    $      13.05
Class B Shares                                    $      13.04
Class Y Shares                                    $      13.55
OFFERING PRICE PER SHARE
Class A Shares                                    $      13.70(a)
Class B Shares                                    $      13.04
Class Y Shares                                    $      13.55
SHARES OUTSTANDING
Class A Shares                                       8,450,057
Class B Shares                                       8,453,227
Class Y Shares                                              80

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Interest (b) (Note 2)                                     $ 7,236,750
                                                          -----------
EXPENSES
Management fee (Note 4)                 $  631,092
Distribution fee (Note 5)                  273,958
Shareholder service fee (Note 5)           262,954
Transfer agent fee                         153,950
Administration fee (Note 4)                105,182
Registration expenses                       43,688
Custodian and accounting fees               42,537
Shareholder reports and postage
   expenses                                 31,474
Audit fees                                  11,021
Legal fees                                   7,259
Directors' fees and expenses                 3,771
Miscellaneous                                6,372
                                        ----------
  Total expenses                                            1,573,258
                                                          -----------
Deduct
  Waiver of management fee
     (Note 4)                                                (194,745)
                                                          -----------
NET INVESTMENT INCOME                                       5,858,237
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments
  (Note 2)                                 402,920
Change in unrealized appreciation
  (depreciation) on investments         (8,898,636)
                                        ----------
NET LOSS ON INVESTMENTS                                    (8,495,716)
                                                          -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                         $(2,637,479)
                                                          ===========

(b) Net of interest expense of $1,604,124 related to borrowings.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                    ENDED 3/31/99       YEAR ENDED
                                                                                     (UNAUDITED)         9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                              $   5,858,237     $   9,334,606
 Net realized gain on investments                                                         402,920           713,191
 Change in unrealized appreciation (depreciation) on investments                       (8,898,636)        6,558,180
                                                                                    -------------     -------------
 Increase in net assets resulting from operations                                      (2,637,479)       16,605,977
                                                                                    -------------     -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                              (3,050,569)       (4,831,082)
  Class B                                                                              (3,078,903)       (5,431,749)
  Class Y                                                                                      --               (51)
                                                                                    -------------     -------------
  Total distributions to shareholders                                                  (6,129,472)      (10,262,882)
                                                                                    -------------     -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                          51,165,151       106,644,051
 Reinvested distributions                                                               4,065,893         6,677,759
 Shares redeemed                                                                      (33,128,128)      (40,705,601)
                                                                                    -------------     -------------
 Change in net assets resulting from capital share transactions                        22,102,916        72,616,209
                                                                                    -------------     -------------
 Increase in net assets                                                                13,335,965        78,959,304
Net Assets
 Beginning of period                                                                  207,181,265       128,221,961
                                                                                    -------------     -------------
 End of period (including accumulated distributions in excess of net investment
  income of ($1,194,808) and ($923,573), respectively)                              $ 220,517,230     $ 207,181,265
                                                                                    =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                          SIX MONTHS       YEAR
                                                        ENDED 3/31/99     ENDED
                                                         (UNAUDITED)     9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $   13.61       $ 13.18
                                                         ---------       -------
Income from investment operations
 Net investment income                                        0.39         0.79
 Net realized and unrealized gain (loss) on
  investments                                                (0.55)        0.47
                                                         ---------       -------
 Total from investment operations                            (0.16)        1.26
                                                         ---------       -------
Less distributions
 From net investment income                                  (0.40)       (0.83)
                                                         ---------       -------
Net asset value, end of year                             $   13.05       $ 13.61
                                                         =========       =======
TOTAL RETURN*                                               (1.16%)        9.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 110,263       $94,279
Ratio of expenses to average net assets                       1.05%(a)      1.05%
Ratio of expenses to average net asset excluding
 waiver                                                       1.14%(a)      1.18%
Ratio of net investment income to average net assets          5.83%(a)      5.73%
Portfolio turnover rate                                        121%          114%



                                                           YEAR        YEAR        YEAR        YEAR
                                                          ENDED       ENDED       ENDED       ENDED
                                                         9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $ 12.91     $ 13.29     $ 12.75     $ 14.04
                                                         -------     -------     -------     -------
Income from investment operations
 Net investment income                                     0.97        0.89        0.84         0.84
 Net realized and unrealized gain (loss) on
  investments                                              0.26       (0.37)       0.61        (1.30)
                                                         -------     -------     -------     -------
 Total from investment operations                          1.23        0.52        1.45        (0.46)
                                                         -------     -------     -------     -------
Less distributions
 From net investment income                               (0.96)      (0.90)      (0.91)      (0.83)
                                                         -------     -------     -------     -------
Net asset value, end of year                             $ 13.18     $ 12.91     $ 13.29     $ 12.75
                                                         =======     =======     =======     =======
TOTAL RETURN*                                               9.86%       4.09%      11.82%     (3.39%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $53,176     $21,092     $24,472     $30,142
Ratio of expenses to average net assets                     1.05%       1.05%       1.32%       1.38%
Ratio of expenses to average net asset excluding
 waiver                                                     1.18%       1.31%       1.36%       1.39%
Ratio of net investment income to average net assets        7.01%       6.84%       6.73%       6.33%
Portfolio turnover rate                                      100%        254%        368%        455%

(a) Annualized.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR QUALITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                          SIX MONTHS       YEAR
                                                        ENDED 3/31/99      ENDED
                                                         (UNAUDITED)      9/30/98
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $   13.61       $  13.18
                                                         ---------       --------
Income from investment operations
 Net investment income                                        0.35           0.72
 Net realized and unrealized gain (loss) on
  investments                                                (0.55)          0.48
                                                         ---------       --------
 Total from investment operations                            (0.20)          1.20
                                                         ---------       --------
Less distributions
 From net investment income                                  (0.37)         (0.77)
                                                         ---------       --------
Net asset value, end of year                             $   13.04       $  13.61
                                                         =========       ========
TOTAL RETURN*                                                (1.46%)         9.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $ 110,253       $112,901
Ratio of expenses to average net assets                       1.55%(a)       1.55%
Ratio of expenses to average net asset excluding
 waiver                                                       1.74%(a)       1.67%
Ratio of net investment income to average net assets          5.33%(a)       5.22%
Portfolio turnover rate                                        121%           114%



                                                           YEAR        YEAR        YEAR        YEAR
                                                          ENDED       ENDED       ENDED       ENDED
                                                         9/30/97     9/30/96     9/30/95     9/30/94
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                       $ 12.93     $ 13.31     $ 12.76     $ 14.06
                                                         -------     -------     -------     -------
Income from investment operations
 Net investment income                                     0.86        0.84        0.79         0.82
 Net realized and unrealized gain (loss) on
  investments                                              0.30       (0.38)       0.61        (1.37)
                                                         -------     -------     -------     -------
 Total from investment operations                          1.16        0.46        1.40        (0.55)
                                                         -------     -------     -------     -------
Less distributions
 From net investment income                               (0.91)      (0.84)      (0.85)       (0.75)
                                                         -------     -------     -------     -------
Net asset value, end of year                             $ 13.18     $ 12.93     $ 13.31     $ 12.76
                                                         =======     =======     =======     =======
TOTAL RETURN*                                               9.29%       3.57%      11.33%     (3.97%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                   $75,046     $58,239     $62,155     $77,888
Ratio of expenses to average net assets                     1.55%       1.55%       1.74%       1.88%
Ratio of expenses to average net asset excluding
 waiver                                                     1.68%       1.81%       1.79%       1.90%
Ratio of net investment income to average net assets        6.51%       6.36%       6.24%       6.21%
Portfolio turnover rate                                      100%        254%        368%        455%

(a) Annualized.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES

                                                               SIX MONTHS          PERIOD
                                                             ENDED 3/31/99          ENDED
                                                              (UNAUDITED)        9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  13.69          $  13.20
                                                               --------          --------
Income from investment operations
 Net investment income                                             0.39              0.78
 Net realized and unrealized gain (loss) on investments           (0.53)             0.39
                                                               --------          --------
 Total from investment operations                                 (0.14)             1.17
                                                               --------          --------
Less distributions
 From net investment income                                          --             (0.68)
                                                               --------          --------
Net asset value, end of period                                 $  13.55          $  13.69
                                                               ========          ========
TOTAL RETURN*                                                     (1.02%)            8.94%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $      1          $      1
Ratio of expenses to average net assets                            0.80%(a)          0.80%(a)
Ratio of expenses to average net assets exluding waiver            0.99%(a)          0.93%(a)
Ratio of net investment income to average net assets               5.83%(a)          7.09%(a)
Portfolio turnover rate                                             121%              114%

(a) Annualized.
(b) for the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                  $217,916,609
Repurchase agreements                                    16,529,179
                                                       ------------
  Total investments
     (cost $235,100,082)                                234,445,788
Cash
Receivables                                                  30,939
  Investments sold                                       12,842,753
  Fund shares sold                                        6,342,238
  Dividends and interest                                  2,078,786
Deferred expenses (Note 2)                                   21,970
                                                       ------------
     TOTAL ASSETS                                       255,762,474
                                                       ------------
LIABILITIES
Payables
  Investments purchased             $16,346,132
  Reverse repurchase
     agreement                       29,000,000
  Fund shares redeemed                1,006,854
  Dividends                             828,582
Accrued expenses and other
  liabilities                           133,977
                                    -----------
     TOTAL LIABILITIES                                   47,315,545
                                                       ------------
NET ASSETS                                             $208,446,929
                                                       ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                           $209,980,897
  Accumulated distributions in
     excess of net investment
     income                                                (764,158)
  Accumulated net realized loss
     on investment transactions                            (115,517)
  Net unrealized depreciation
     of investments                                        (654,293)
                                                       ------------
NET ASSETS                                             $208,446,929
                                                       ============
NET ASSET VALUE PER SHARE
Class A Shares                                         $      12.49
Class B Shares                                         $      12.51
Class Y Shares                                         $      12.92
OFFERING PRICE PER SHARE
Class A Shares                                         $      12.62(a)
Class B Shares                                         $      12.51
Class Y Shares                                         $      12.92
SHARES OUTSTANDING
Class A Shares                                           12,368,595
Class B Shares                                            4,310,930
Class Y Shares                                                   83

(a) Computation of offering price: 100/99 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Interest (Note 2)                                         $5,246,726
                                                          ----------
EXPENSES
Management fee (Note 4)                 $  439,105
Shareholder service fee (Note 5)           219,551
Administration fee (Note 4)                 88,030
Distribution fee (Note 5)                   82,684
Transfer agent fee                          64,278
Custodian and accounting fees               25,415
Registration expenses                       24,322
Organizational expenses                     12,620
Shareholder reports and postage
   expenses                                 11,143
Legal fees                                   3,965
Audit fees                                   2,788
Directors' fees and expenses                 2,059
Miscellaneous                                3,479
                                        ----------
  Total expenses                                             979,439
                                                          ----------
Deduct
  Waiver of administration fee
     (Note 4)                                                (88,030)
  Waiver of management fee
     (Note 4)                                                (52,159)
                                                          ----------
NET INVESTMENT INCOME                                      4,407,476
                                                          ----------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS
Net realized loss on investments
  (Note 2)                                (102,249)
Change in unrealized appreciation
  (depreciation) on investments         (2,564,213)
                                        ----------
NET LOSS ON INVESTMENTS                                   (2,666,462)
                                                          ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                         $1,741,014
                                                          ==========

(a) Net of interest expense of $163,166 related to borrowings.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                           ENDED 3/31/99       YEAR ENDED
                                                                                            (UNAUDITED)         9/30/98
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                                     $   4,407,476     $   5,167,036
 Net realized gain (loss) on investments                                                        (102,249)          325,954
 Change in unrealized appreciation (depreciation) on investments                              (2,564,213)        1,608,387
                                                                                           -------------     -------------
 Increase in net assets resulting from operations                                              1,741,014         7,101,377
                                                                                           -------------     -------------
Distributions to Shareholders
 From net investment income
  Class A                                                                                     (3,256,831)       (3,203,099)
  Class B                                                                                     (1,402,510)       (2,394,223)
  Class Y                                                                                             --               (49)
 From net realized gain on investments
  Class A                                                                                       (110,579)               --
  Class B                                                                                        (46,577)               --
                                                                                           -------------     -------------
  Total distributions to shareholders                                                         (4,816,497)       (5,597,371)
                                                                                           -------------     -------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                                111,629,716       169,053,248
 Reinvested distributions                                                                      3,456,128         4,352,285
 Shares redeemed                                                                             (50,607,871)      (82,572,822)
                                                                                           -------------     -------------
 Change in net assets resulting from capital share transactions                               64,477,973        90,832,711
                                                                                           -------------     -------------
 Increase in net assets                                                                       61,402,490        92,336,717
Net Assets
 Beginning of period                                                                         147,044,439        54,707,722
                                                                                           -------------     -------------
 End of period (including accumulated distributions in excess of net investment income
  of ($764,158) and ($512,293), respectively)                                              $ 208,446,929     $ 147,044,439
                                                                                           =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                             SIX MONTHS       YEAR        YEAR        YEAR         PERIOD
                                                           ENDED 3/31/99     ENDED       ENDED       ENDED          ENDED
                                                            (UNAUDITED)     9/30/98     9/30/97     9/30/96      9/30/95 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $  12.74       $ 12.62     $ 12.50    $ 12.68       $  12.74
                                                             --------       -------     -------    -------       --------
Income from investment operations
 Net investment income                                           0.35         0.70        0.77        0.82           0.22
 Net realized and unrealized gain (loss) on investments         (0.25)        0.15        0.12       (0.23)         (0.03)
                                                             --------       -------     -------    --------      --------
 Total from investment operations                                0.10         0.85        0.89        0.59           0.19
                                                             --------       -------     -------    --------      --------
Less distributions
 From net investment income                                     (0.35)       (0.73)      (0.77)      (0.77)         (0.25)
                                                             --------       -------     -------    --------      --------
Net asset value, end of period                               $  12.49       $ 12.74     $ 12.62    $ 12.50       $  12.68
                                                             ========       =======     =======    ========      ========
TOTAL RETURN*                                                    0.84%         6.98%       7.33%       4.80%         1.51%
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $154,509       $93,135     $27,619    $  7,450      $  1,002
Ratio of expenses to average net assets                          0.86%(a)      0.86%       0.86%       0.86%         0.71%(a)
Ratio of expenses to average net asset excluding waiver          1.02%(a)      1.14%       1.12%       1.26%         1.00%(a)
Ratio of net investment income to average net assets             5.10%(a)      5.24%       6.00%       5.90%         4.10%(a)
Portfolio turnover rate                                           186%          171%         75%        411%          126%

(a) Annualized.
(c) For the period from June 16, 1995 (initial offering of Class A Shares) to September 30, 1995.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR SHORT-DURATION INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                          SIX MONTHS       YEAR        YEAR
                                                        ENDED 3/31/99     ENDED       ENDED
                                                         (UNAUDITED)     9/30/98     9/30/97
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $   12.75       $ 12.62     $ 12.50
                                                         ---------       -------     -------
Income from investment operations
 Net investment income                                        0.31          0.66        0.73
 Net realized and unrealized gain (loss) on
  investments                                                (0.22)         0.16        0.12
                                                         ---------       -------     -------
 Total from investment operations                             0.09          0.82        0.85
                                                         ---------       -------     -------
Less distributions
 From net investment income                                  (0.33)        (0.69)      (0.73)
                                                         ---------       -------     -------
Net asset value, end of period                           $   12.51       $ 12.75     $ 12.62
                                                         =========       =======     =======
TOTAL RETURN*                                                 0.72%         6.68%       6.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $  53,937       $53,908     $27,089
Ratio of expenses to average net assets                       1.16%(a)      1.16%       1.16%
Ratio of expenses to average net asset excluding
 waiver                                                       1.32%(a)      1.44%       1.42%
Ratio of net investment income to average net assets          4.80%(a)      4.94%       5.70%
Portfolio turnover rate                                        186%          171%         75%



                                                           YEAR        PERIOD         PERIOD
                                                          ENDED        ENDED           ENDED
                                                         9/30/96    9/30/95 (D)    12/31/94 (e)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $ 12.67      $ 12.18       $   12.50
                                                         -------      -------       ---------
Income from investment operations
 Net investment income                                      0.73         0.59            0.41
 Net realized and unrealized gain (loss) on
  investments                                              (0.17)        0.52           (0.29)
                                                         -------      -------       ---------
 Total from investment operations                           0.56         1.11            0.12
                                                         -------      -------       ---------
Less distributions
 From net investment income                                (0.73)       (0.62)          (0.44)
                                                         -------      -------       ---------
Net asset value, end of period                           $ 12.50      $ 12.67       $   12.18
                                                         =======      =======       =========
TOTAL RETURN*                                               4.53%        9.22%           0.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                 $24,517      $19,871       $  17,144
Ratio of expenses to average net assets                     1.16%        1.20%           1.29%(a)
Ratio of expenses to average net asset excluding
 waiver                                                     1.56%        1.70%           1.29%(a)
Ratio of net investment income to average net assets        5.60%        5.04%           4.90%(a)
Portfolio turnover rate                                      411%         126%            166%

(a) Annualized.
(d) For the period  from  January 1, 1995 to  September  30,  1995.
(e) For the period from April 29, 1994 (commencement of operations) to December 31, 1994.
*   Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.


CLASS Y SHARES

                                                               SIX MONTHS          PERIOD
                                                             ENDED 3/31/99          ENDED
                                                              (UNAUDITED)        9/30/98 (f)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  12.79          $  12.57
                                                               --------          --------
Income from investment operations
 Net investment income                                             0.33              0.67
 Net realized and unrealized gain (loss) on investments           (0.20)             0.16
                                                               --------          --------
 Total from investment operations                                  0.13              0.83
                                                               --------          --------
Less distributions
 From net investment income                                          --             (0.61)
                                                               --------          --------
Net asset value, end of period                                 $  12.92          $  12.79
                                                               ========          ========
TOTAL RETURN*                                                      1.02%             6.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $      1          $      1
Ratio of expenses to average net assets                            0.61%(a)          0.61%(a)
Ratio of expenses to average net asset excluding waiver            0.77%(a)          0.87%(a)
Ratio of net investment income to average net assets               5.10%(a)          6.10%(a)
Portfolio turnover rate                                             186%              171%

(a) Annualized.
(f) For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
*   Total return does not reflect sales  commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
COMMENTARY: THE MENTOR HIGH INCOME PORTFOLIO TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

MARKET REVIEW
For the six-month period ending March 31, 1999 fixed-income Treasury yields rose across the yield curve. Two-year notes increased 71 basis points to 4.98% and 30-year rates increased 66 basis points to 5.62%. Despite the rise in Treasury yields the quarter saw good returns for high yield. Against this rise in interest rates, the spread between high yield debt and Treasuries declined during the early months of 1999, dropping from 631 basis points at year-end to 579 basis points at first quarter-end, according to the Chase High Yield Index. This leaves the spread, representing risk premium, much lower than last year's third quarter flight to quality level, but well above historical norms.


New issuance for the first quarter of 1999 remained somewhat lower than the first quarter of 1998. This year's new issuance of $30.1 billion compares to $49.7 billion from last year. Inflows into the high yield market have remained lower as well, with cash inflows of $4.3 billion for this year's first quarter, against inflows of $8.9 billion for the same period in 1998.



MANAGEMENT STRATEGY
Significant cash flow into the Mentor High Income Portfolio increased total assets in the Fund from approximately $207 million at the end of the fourth quarter of 1998 to $267 million at 1999 first quarter-end. In spite of this 29% increase in the size of Portfolio assets, we were able to continue to find many attractive investment opportunities for the new funds. In fact, the percentage of Portfolio assets invested in cash has actually declined from 6.6% to 6.2% so far this year. The number of securities held increased from 152 to 167, with no single issuer representing more than 1.5% of the total portfolio.

Over the course of the period we increased our emphasis on wider-spread paper, thereby allowing the Portfolio to outperform as spreads compressed with favorable economic conditions. By the end of March we had increased the single-B component of the Portfolio to 71.2%. This increase in single-B paper serves to make the portfolio more highly correlated to changes in the rate of growth in gross domestic product, and less correlated to the level of Treasury yields.


We have continued to increase the Portfolio's concentration in telecommunication and media credits, these credits have outperformed against a background of consolidation and favorable regulatory developments. Our March 31 telecom/ media weighting of 34.7%, however, still represents a minor underweight against the high yield universe.



PERFORMANCE REVIEW
Corporate high yield assets performed well during the six-month period compared to other fixed-income asset classes. This is a trend that has been in place since the Federal Reserve lowered rates in October of last year. For the six-month period ended March 31, 1999 the Mentor High Income Portfolio A shares returned 6.97%, comparing favorably to a 4.64% return for its Merrill Lynch High Yield Index benchmark.



MARKET OUTLOOK
Positive news for bonds overseas is offset by domestic U.S. conditions that continue to put upward pressure on interest rates. The U.S. economy has repeatedly defied predictions of an imminent slowdown. With unemployment hitting 4.2% in March, inflation fears are mounting. Despite these fears, most broad measures of inflation have continued to trend downward.

MENTOR HIGH INCOME PORTFOLIO
COMMENTARY: THE MENTOR HIGH INCOME PORTFOLIO TEAM
MARCH 31, 1999
--------------------------------------------------------------------------------

Without some new evidence of slowing economic growth, the bond market seems likely to trade within a fairly narrow range around current interest rate levels. In such an environment, lower-rated corporate bonds should continue to perform well.


The outlook for high yield bonds continues to look favorable. Our forecast for continued strong domestic growth and benign inflation provides a favorable backdrop for the high yield market. The emerging markets, which detonated last fall's melt down, have been star performers this year after shrugging off Brazil's currency devaluation. While the equity markets have bounced off their early October lows to set new records, high yield spreads have only retraced about one half of their third quarter 1998 widening. Some potential pitfalls for our six-month outlook would include a resurgence in inflation, the continued escalation in default rates, or another flight-to-quality move caused by some extraneous event.

                            PERFORMANCE COMPARISON

Comparison of change in value of a hypothetical $10,000 purchase in Mentor High Income Portfolio Class A and Class B Shares and the Merrill Lynch High Yield Master II Bond Index.~


                                    [GRAPH]

                                                6/23/98  7/31/98   8/31/98  9/30/98  3/31/99
Class A Shares(double dagger)                    9,525    9,614    8,904     8,882    9,876
Class B Shares(dagger)                          10,000   10,081    9,332     9,305    9,919
Merrill Lynch High Yield Master II Bond Index~  10,000   10,064    9,556     9,581   10,025

                      Average Annual Returns as of 3/31/99
                            Including Sales Charges

                                   1-Year     Since Inception(triple dagger)
                         Class A     n/a               (1.60%)
                         Class B     n/a               (5.82%)

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


  ~ The Merrill Lynch High Yield Master II Bond Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default.
  + Represents a hypothetical investment of $10,000 in Mentor High Income Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. The Class B Shares reflects a redemption fee in effect at the end of each of the stated periods. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.
 ++ Represents a hypothetical investment of $10,000 in Mentor High Income Portfolio Class A Shares, after deducting the maximum sales charge of 4.75% ($10,000 investment minus $475 sales charge = $9,525). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.
+++ Reflects operations of Mentor High Income Portfolio Class A and Class B Shares from the date of commencement of operations on 6/23/98 through 3/31/99.

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
CORPORATE BONDS - 93.20%
CONSUMER
   DISTRIBUTION - 13.19%
Agrilink Foods, 11.88%,
   11/01/08                         $2,500,000             $2,693,750
Big 5 Corporation Senior Notes,
   Series B, 10.88%, 11/15/07        2,000,000              2,040,000
CHS Electronics, Inc. Senior
   Notes, 9.88%, 4/15/05             2,000,000              1,640,000
Community Distributors,
   10.25%, 10/15/04                  1,250,000              1,156,250
Del Monte Foods Company
   Senior Discount Notes,
   12.50%, 12/15/07 (a)              2,625,000              1,968,750
Disco S.A. Notes, 9.13% -
   9.88%, 5/15/03 - 5/15/08 (a)      2,000,000              1,808,750
Fleming Companies, Inc.,
   10.50%, 12/01/04                  2,300,000              2,167,750
Gruma S.A. de C.V. Senior
   Notes, 7.63%, 10/15/07            2,000,000              1,780,000
Jitney-Jungle Stores, 12.00%,
   3/01/06                           1,500,000              1,672,500
Kmart Corporation Debentures,
   7.95%, 2/01/23                    2,500,000              2,525,000
Luigino's Inc. Senior
   Subordinated Notes, 10.00%,
   2/01/06                           2,500,000              2,509,375
Musicland Group, Inc. Senior
   Subordinated Notes-B,
   9.88%, 3/15/08                    2,500,000              2,562,500
Owens & Minor, Inc., 10.88%,
   6/01/06                           2,000,000              2,170,000
Packaging Corporation of
   America, 9.63%, 4/01/09           1,000,000              1,027,500
Pantry, Inc. Senior Subordinated
   Notes, 10.25%, 10/15/07           2,500,000              2,637,500
Pathmark Stores Senior
   Subordinated Notes, 9.63%,
   5/01/03                           2,000,000              2,065,000
Phar-Mor, Inc. Senior Notes,
   11.72%, 9/11/02                   1,635,000              1,684,050
Supreme International
   Corporation, 12.25%,
   4/01/06                           2,000,000              1,990,000
                                                           ----------
                                                           36,098,675
                                                           ----------
CONSUMER DURABLES - 5.79%
Aetna Industries, Inc. Senior
   Notes, 11.88%, 10/01/06           1,500,000              1,567,500
Cluett American Corporation
   Senior Subordinated Notes,
   10.13%, 5/15/08 (a)               2,000,000              1,840,000
Consoltex Group Senior Notes,
   11.00%, 10/01/03                    200,000                204,000
Decora Industries, Inc. Secured
   Notes, 11.00%, 5/01/05 (a)        2,000,000              1,930,000
French Fragrances, Inc. Senior
   Notes, 10.38%, 5/15/07            1,500,000              1,537,500
Galey & Lord, Inc. Senior
   Subordinated Notes, 9.13%,
   3/01/08                           2,225,000              1,724,375


                                          PRINCIPAL
                                           AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER DURABLES (CONTINUED)
MCII Holdings Senior Secured
   Discount Notes, 12.00%,
   11/15/02                          1,500,000              1,297,500
Outsourcing Services Group
   Senior Subordinated Notes,
   10.88%, 3/01/06 (a)               1,150,000              1,121,250
Simmons Company Senior
   Subordinated Notes, 10.25%,
   3/15/09                             500,000                519,375
Talon Automotive Group Senior
   Subordinated Notes, 9.63%,
   5/01/08 (a)                       1,855,000              1,632,400
Venture Holdings Trust Senior
   Notes, 9.75%, 4/01/04             2,500,000              2,462,500
                                                           ----------
                                                           15,836,400
                                                           ----------
CONSUMER SERVICES - 25.36%
American Media Operations,
   11.63%, 11/15/04                  2,380,000              2,576,350
AmeriCredit Corporation,
   9.25%, 2/01/04 (a)                2,000,000              1,980,000
Argosy Gaming Company,
   12.00%, 6/01/01                   1,000,000              1,030,000
Argosy Gaming Company,
   13.25%, 6/01/04 (a)               1,500,000              1,700,625
Booth Creek Ski Holdings
   Senior Notes-B, 12.50%,
   3/15/07                           2,250,000              2,148,750
Capstar Broadcasting Senior
   Discount Notes, 12.75%,
   2/01/09 (a)                       1,000,000                850,000
Casino America, 12.50%,
   8/01/03                           1,000,000              1,150,000
Centennial Cellular Senior
   Subordinated Notes, 10.75%,
   12/15/08                          2,350,000              2,496,875
Charter Communications,
   8.63%, 4/01/09 (a)                2,000,000              2,050,000
Citadel Broadcasting Company
   Senior Subordinated Notes,
   9.25%, 11/15/08                     400,000                431,000
ContiFinancial Corporation,
   7.50%, 3/15/02                    2,000,000              1,560,000
CTI Holdings S.A. Senior
   Notes, 11.50%, 4/15/08           $3,000,000             $1,650,000
Diamond Cable Communi-
   cations Senior Discount
   Notes, 11.75%, 12/15/05           1,500,000              1,331,250
Filtronic PLC Senior Notes,
   10.00%, 12/01/05                  2,500,000              2,612,500
Frontiervision LP Senior
   Discount Notes, 11.88%,
   9/15/07                           2,375,000              2,075,156
Globo Communicacoes Senior
   Notes, 10.63%, 12/05/08 (a)       2,000,000              1,310,000
Group Maintenance America
   Senior Subordinated Notes,
   9.75%, 1/15/09                      500,000                512,500

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                           PRINCIPAL
                                            AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER SERVICES (CONTINUED)
Grupo Televisa S.A. Senior
   Discount Notes-Euro,
   13.25%, 5/15/08                $   2,335,000          $   1,973,075
Hermes Europe Railtel Senior
   Notes, 10.38%, 1/15/09             2,500,000              2,687,500
Hollywood Casino Corporation
   Senior Notes, 12.75%,
   11/01/03                           2,000,000              2,195,000
Hollywood Park, Inc. Senior
   Subordinated Notes, 9.50%,
   8/01/07                            2,000,000              2,030,000
Integrated Electric Services
   Senior Subordinated Notes,
   9.38%, 2/01/09                     1,000,000              1,023,750
Intrawest Corporation Senior
   Notes, 9.75%, 8/15/08              2,000,000              2,062,500
IXC Communications, Inc.
   Senior Subordinated Notes,
   9.00%, 4/15/08                     2,000,000              2,090,000
La Petite Academy LPA
   Holdings-B, 10.00%, 5/15/08        1,250,000              1,231,250
Level 3 Communications Senior
   Discount Notes, 10.50%,
   12/01/08                           2,000,000              1,260,000
Mail-Well Corporation Senior
   Subordinated Notes, 8.75%,
   12/15/08 (a)                       1,000,000              1,030,000
Majestic Star Casino, LLC,
   12.75%, 5/15/03                    1,500,000              1,665,000
Multicanal Participacoes,
   12.63%, 6/18/04                    1,000,000                865,000
Northland Cable Television
   Senior Subordinated Notes,
   10.25%, 11/15/07                     700,000                749,000
NTL Incorporated Senior
   Notes, 12.38%, 10/01/08            2,000,000              1,370,000
Oxford Automotive, Inc.
   10.13%, 6/15/07                    2,000,000              2,070,000
Premier Graphics, Inc. Senior
   Notes, 11.50%, 12/01/05            2,500,000              2,462,500
Premier Parks, Inc. Senior
   Discount Notes, 10.00%,
   4/01/08                            3,000,000              2,111,250
Sinclair Broadcast Group Senior
   Subordinated Notes, 8.75% -
   9.00%, 7/15/07 - 12/15/07          2,750,000              2,811,250
Splitrock Services Inc., 11.75%,
   7/15/08                            2,000,000              1,910,000
Splitrock Services Inc., 11.75%,
   7/15/08 - Warrants                     2,000                 40,000
Telewest Communication PLC
   Debentures, 11.00%,
   10/01/07                           1,500,000              1,320,000
Triton PCS, Inc., 11.63%,
   5/01/08                            4,000,000              2,380,000
United International Holdings
   Senior Discount Notes,
   10.75%, 2/15/08                    3,000,000              2,055,000


                                           PRINCIPAL
                                            AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
CONSUMER SERVICES (CONTINUED)
Webb Corporation Senior
   Subordinated Notes, 10.25%,
   2/15/10                         $  2,000,000         $    2,030,000
Young American Corporation
   Senior Subordinated Notes,
   11.63%, 2/15/06 (a)                1,000,000                500,000
                                                            ----------
                                                            69,387,081
                                                            ----------
ENERGY - 4.47%
Canadian Forest Oil Limited,
   8.75%, 9/15/07                     2,500,000              2,412,500
Cross Timbers Oil Company
   Senior Subordinated Notes,
   8.75%-9.25%, 4/01/07-
   11/01/09                           2,120,000              2,054,600
Gulf Canada Resources Limited
   Debentures, 9.00%, 8/15/99         1,000,000              1,012,500
Houston Exploration Company
   Senior Subordinated Notes-B,
   8.63%, 1/01/08                     1,000,000              1,000,000
Hurricane Hydrocarbons Senior
   Notes, 11.75%, 11/01/04 (a)        1,000,000                460,000
Nationsrent, Inc, 10.38%,
   12/15/08                           2,000,000              2,100,000
Pride International, Inc., 9.38%,
   5/01/07                            1,000,000                980,000
Tesoro Petroleum Corporation
   Senior Subordinated Notes,
   9.00%, 7/01/08 (a)                 1,000,000                997,500
Universal Compression, Inc.
   Senior Discount Notes,
   9.88%, 2/15/08 (a)                 2,000,000              1,200,000
                                                            ----------
                                                            12,217,100
                                                            ----------
HEALTH CARE - 4.02%
Biovail Corporation
   International Senior Notes,
   10.88%, 11/15/05 (a)               2,600,000              2,671,500
Columbia/HCA Healthcare,
   6.91%, 6/15/05                     1,000,000                922,500
King Pharmaceutical, Inc.,
   10.75%, 2/15/09                    2,000,000              2,070,000
Mariner Post-Acute Network
   Senior Subordinated Notes,
   10.50%, 11/01/07                   1,500,000                270,000
Oxford Health Plans Senior
   Notes, 11.00%, 5/15/05             2,500,000              2,562,500
Tenet Healthcare Corporation,
   8.63%, 1/15/07                     2,500,000              2,500,000
                                                            ----------
                                                            10,996,500
                                                            ----------
PRODUCER MANUFACTURING - 12.26%
Agriculture Minerals &
   Chemicals, 10.75%, 9/30/03         3,000,000              3,030,000
Cambridge Industries, Inc.,
   10.25%, 7/15/07                    2,000,000              1,700,000
CMI Industries Senior
   Subordinated Notes, 9.50%,
   10/01/03                           2,760,000              2,718,600

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                      PRINCIPAL
                                       AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
PRODUCER MANUFACTURING (CONTINUED)
Compass Aerospace
   Corporation, 10.13%,
   4/15/05 (a)                    $  2,250,000             $2,160,000
Delta Mills, Inc., 9.63%,
   9/01/07                           1,500,000              1,511,250
Dine S.A. de C.V., 8.75%,
   10/15/07 (a)                      1,000,000                835,000
Globe Manufacturing
   Corporation Senior
   Subordinated Notes, 10.00%,
   8/01/08                           2,250,000              1,788,750
Hayes Lemmerz International
   Inc., 9.13%, 7/15/07              1,500,000              1,578,750
Hydrochemical Industrial
   Service Senior Subordinated
   Notes-B, 10.38%, 8/01/07          1,000,000                885,000
K&F Industries Senior
   Subordinated Notes, 9.25%,
   10/15/07                          2,000,000              2,065,000
Muzak LLC Senior
   Subordinated Notes, 9.88%,
   3/15/09                           2,000,000              2,035,000
Pacifica Papers, Inc. Senior
   Notes, 10.00%, 3/15/09            2,000,000              2,065,000
Repap New Brunswick, 9.00%,
   6/01/04                           2,000,000              1,950,000
Schuler Homes Senior Notes,
   9.00%, 4/15/08 (a)                  750,000                723,750
Tekni-Plex, Inc. Senior
   Subordinated Notes-B,
   11.25%, 4/01/07                   2,500,000              2,737,500
Terex Corporation Senior
   Subordinated Notes, 8.88%,
   4/01/08 (a)                       2,000,000              1,975,000
United Industries Group Senior
   Subordinated Notes, 9.88%,
   4/01/09                           1,750,000              1,802,500
W. R. Carpenter North America
   Senior Subordinated Notes,
   10.63%, 6/15/07                   2,000,000              1,995,000
                                                           ----------
                                                           33,556,100
                                                           ----------
RAW MATERIALS/PRODUCTS
   INDUSTRIES - 6.86%
Acetex Corporation Senior
   Notes, 9.75%, 10/01/03            2,250,000              2,126,250
Ackerley Group, 9.00%,
   1/15/09                           2,000,000              2,070,000
Advanced Micro Devices Senior
   Notes, 11.00%, 8/01/03            2,000,000              2,080,000
AEP Industries, 9.88%,
   11/15/07                          1,750,000              1,802,500
Anchor Lamina, Inc. Senior
   Subordinated Notes, 9.88%,
   2/01/08                             800,000                746,000
GS Technologies Operation, Inc.
   Senior Notes, 12.25%,
   10/01/05                            875,000                678,125
Hylsa S.A. de C.V. Bonds,
   9.25%, 9/15/07 (a)                2,000,000              1,540,000


                                      PRINCIPAL
                                       AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
RAW MATERIALS/PRODUCTS
   INDUSTRIES (CONTINUED)
Metromedia Fiber Network
   Senior Notes, 10.00%,
   11/15/08                         $1,000,000            $ 1,077,500
Panolam Industries
   International Senior
   Subordinated Notes, 11.50%,
   2/15/09                           1,000,000              1,030,000
Pioneer Americas Acquisition
   Senior Notes, 9.25%, 6/15/07      2,450,000              2,070,250
Ucar Global Enterprises Senior
   Subordinated Notes, 12.00%,
   1/15/05                           1,500,000              1,601,250
Vicap S.A. Guaranteed Notes,
   10.25% - 11.38%, 5/15/02 -
   5/15/07 (a)                       2,000,000              1,940,250
                                                           ----------
                                                           18,762,125
                                                           ----------
TECHNOLOGY - 3.50%
Amazon.Com, Inc., 10.00%,
   5/01/08                           4,000,000              2,735,000
DecisionOne Holdings Discount
   Notes, 11.50%, 8/01/08            1,500,000                 45,000
Dictaphone Corporation Senior
   Subordinated Notes, 11.75%,
   8/01/05                           1,000,000                730,000
Fairchild Semiconductor Senior
   Subordinated Notes, 10.38%,
   10/01/07                          2,500,000              2,543,750
Nextel Communications Senior
   Discount Notes, 9.75% -
   12.00%, 8/15/04 - 11/01/08        3,500,000              3,520,000
                                                           ----------
                                                            9,573,750
                                                           ----------
TRANSPORTATION - 2.37%
Atlas Air, Inc. Senior Notes,
   9.38% - 10.75%, 8/01/05 -
   11/15/06                          2,600,000              2,683,375
American Communication
   Lines, LLC Bonds, 10.25%,
   6/30/08 (a)                       1,000,000              1,032,500
Cenargo International PLC-1st
   Mortgage, 9.75%,
   6/15/08 (a)                       1,000,000                900,000
Greyhound Lines Senior Notes,
   11.50%, 4/15/07                   1,335,000              1,541,925
Pegasus Shipping Hellas
   Notes-A, 11.88%, 11/15/04           500,000                330,000
                                                           ----------
                                                            6,487,800
                                                           ----------
UTILITIES - 15.38%
American Cellular Corporation
   Senior Notes, 10.50%,
   5/15/08 (a)                         500,000                523,750
Cathay International Limited
   Senior Notes, 13.00%,
   4/15/08 (a)                       1,000,000                250,000
CIA Transporte Energia Senior
   Notes, 9.25%, 4/01/08             1,155,000              1,053,938
Clearnet Communications
   Senior Discount Notes,
   14.75%, 12/15/2005                2,500,000              2,325,000

MENTOR HIGH INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------




                                               PRINCIPAL
                                                AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
UTILITIES (CONTINUED)
Crown Castle International
   Corporation Senior Discount
   Notes, 10.63%, 11/15/07                    $1,500,000            $   1,042,500
E.Spire Communications, Inc.
   Senior Discount Notes,
   12.75% - 13.75%,
   11/01/05 - 7/15/07                          2,300,000                1,912,500
ICG Holdings, Inc. Discount
   Notes, 12.50%, 5/01/06                      1,770,000                1,380,600
Intermedia Communications of
   Florida, 12.50%, 5/15/06                    3,500,000                3,045,000
McLeodusa, Inc. Senior
   Discount Notes, 10.50%,
       3/01/07                                 2,000,000                1,612,500
MetroNet Communications
   Senior Discount Notes,
   9.95%, 6/15/08 (a)                          1,500,000                1,166,250
Microcell Telecommunications
   Senior Discount Notes-B,
   14.00%, 6/01/06                             2,000,000                1,650,000
Millicom International Cellular
   Senior Discount Notes,
   13.50%, 6/01/06                             2,250,000                1,687,500
Netia Holdings Senior Discount
   Notes-B, 11.25%, 11/01/07                  $2,500,000             $  1,725,000
Optel, Inc. Senior Notes,
   13.00%, 2/15/05 (a)                           500,000                  482,500
Pinnacle Holdings, Inc. Senior
   Discount Notes, 10.00%,
   3/15/08 (a)                                 2,000,000                1,215,000
Price Communications Cellular,
   11.25%, 8/15/08                               750,000                  727,500
Price Communications Wireless,
   Inc. Senior Subordinated
   Notes, 11.75%, 7/15/07                      2,000,000                2,210,000
Primus Telecommunications
   Group Strips, 11.25% -
   11.75%, 8/01/04 - 1/15/09                   1,750,000                1,811,875
PSINet, Inc. Senior Notes, Series
   B, 11.50%, 11/01/08                         2,000,000                2,260,000
Rogers Cantel, Inc. Debentures,
   9.38%, 6/01/08                              2,000,000                2,200,000
Rural Cellular Corporation,
   9.63% - 11.38%, 5/15/08 -
       5/15/10                                 1,260,577                2,350,235
Satelites Mexicanos Senior
   Notes, 10.13%, 11/01/04 (a)                 2,000,000                1,650,000
SBA Communications
   Corporation Senior Discount
   Notes, 12.00%, 3/01/08 (a)                  2,000,000                1,270,000
Sprint Spectrum Senior Notes,
   11.00% - 12.50%, 8/15/06                    2,000,000                2,067,500


                                                    PRINCIPAL
                                                     AMOUNT            MARKET VALUE
CORPORATE BONDS (CONTINUED)
UTILITIES (CONTINUED)
Startec Global Communications
   Units, 12.00%, 5/15/08 (a)             $    2,000,000              $ 1,830,000
Startec Global Communications
   Units, 12.00%, 5/15/08 -
   Warrants (a)                                    2,000                      500
Verio, Inc. Senior Notes,
   10.38% - 11.25%, 4/01/05 -
      12/01/08                                 2,400,000                2,629,500
                                                                     ------------
                                                                       42,079,148
                                                                     ------------
TOTAL CORPORATE BONDS (COST
   $257,187,903)                                                      254,994,679
                                                                     ------------
SHORT TERM INVESTMENT - 6.07%
U.S. Government Agency
Federal Home Loan Bank
   5.00%, 4/01/99 (cost
   $16,617,000)                               16,617,000               16,617,000
                                                                     ------------
TOTAL INVESTMENTS (COST
$   273,804,903)-99.27%                                               271,611,679
OTHER ASSETS LESS
   LIABILITIES - 0.73%                                                  1,989,123
                                                                     ------------
NET ASSETS - 100.00%                                                 $273,600,802
                                                                     ============

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.



INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $196,856,099 and $40,074,143, respectively.



INCOME TAX INFORMATION
At March 31, 1999, the aggregated cost of investment securities for federal income tax purposes was $273,804,903. Net unrealized depreciation aggregated $2,193,224, of which $6,150,546 related to appreciated investment securities and $8,343,770 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999 (UNAUDITED)

ASSETS
Investments, at market value (Note 2)
Investment securities                                 $254,994,679
Repurchase agreements                                   16,617,000
                                                      ------------
  Total investments securities
     (cost $273,804,903)                               271,611,679
                                                      ------------
Receivables
  Investments sold                                         991,194
  Fund shares sold                                       4,740,070
  Dividends and interest                                 5,969,856
Deferred expenses (Note 2)                                  17,586
                                                      ------------
     TOTAL ASSETS                                      283,330,385
                                                      ------------
LIABILITIES
Payables
  Investments purchased             $7,393,451
  Fund shares redeemed                 128,615
  Dividends                          2,014,498
Accrued expenses and other
  liabilities                          193,019
                                    ----------
     TOTAL LIABILITIES                                   9,729,583
                                                      ------------
NET ASSETS                                            $273,600,802
                                                      ============
Net Assets represented by: (Note 2)
  Additional paid-in capital                          $280,028,597
  Accumulated distributions in
     excess of net investment
     income                                             (1,387,486)
  Accumulated net realized loss
     on investment transactions                         (2,847,085)
  Net unrealized depreciation
     of investments                                     (2,193,224)
                                                      ------------
NET ASSETS                                            $273,600,802
                                                      ============
NET ASSET VALUE PER SHARE
Class A Shares                                        $      11.11
Class B Shares                                        $      11.09
OFFERING PRICE PER SHARE
Class A Shares                                        $      11.66(a)
Class B Shares                                        $      11.09
SHARES OUTSTANDING
Class A Shares                                          14,968,702
Class B Shares                                           9,672,181

(a) Computation of offering price: 100/95.25 of net asset value.


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME
Interest (a) (Note 2)                                      $ 9,734,692
                                                           -----------
EXPENSES
Management fee (Note 4)                 $  683,266
Shareholder service fee (Note 5)           244,024
Distribution fee (Note 5)                  216,898
Transfer agent fee                         189,210
Administration fee (Note 4)                 97,610
Registration expenses                       62,253
Shareholder reports and postage
   expenses                                 33,072
Custodian and accounting fees               32,590
Legal fees                                   9,128
Audit fees                                   6,417
Directors' fees and expenses                 4,741
Organizational expenses                      1,748
Miscellaneous                                8,012
                                        ----------
  Total expenses                                             1,588,969
                                                           -----------
Deduct
  Waiver of management fee
     (Note 4)                                                 (269,733)
  Waiver of administration fee
     (Note 4)                                                  (38,398)
                                                           -----------
NET INVESTMENT INCOME                                        8,453,854
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized loss on investments        (2,758,369)
Change in unrealized appreciation
  (depreciation) on investments          7,130,262
                                        ----------
NET GAIN ON INVESTMENTS                                      4,371,893
                                                           -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                          $12,825,747
                                                           ===========

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                           ENDED 3/31/99      PERIOD ENDED
                                                                                            (UNAUDITED)       9/30/98 (a)
NET INCREASE IN NET ASSETS
Operations
 Net investment income                                                                     $   8,453,854     $  1,818,180
 Net realized loss on investments                                                             (2,758,369)         (88,715)
 Change in unrealized appreciation (depreciation) on investments                               7,130,262       (9,323,486)
                                                                                           -------------     ------------
 Increase in net assets resulting from operations                                             12,825,747       (7,594,021)
                                                                                           -------------     ------------
Distributions to Shareholders
 From net investment income
  Class A                                                                                     (5,362,802)      (1,040,534)
  Class B                                                                                     (4,106,664)      (1,178,956)
                                                                                           -------------     ------------
  Total distributions to shareholders                                                         (9,469,466)      (2,219,490)
                                                                                           -------------     ------------
Capital Share Transactions (Note 7)
 Proceeds from sale of shares                                                                164,826,318      126,286,107
 Reinvested distributions                                                                      4,363,177        1,281,553
 Shares redeemed                                                                             (12,701,114)      (3,998,009)
                                                                                           -------------     ------------
 Change in net assets resulting from capital share transactions                              156,488,381      123,569,651
                                                                                           -------------     ------------
 Increase in net assets                                                                      159,844,662      113,756,140
Net Assets
 Beginning of period                                                                         113,756,140               --
                                                                                           -------------     ------------
 End of period (including accumulated distributions in excess of net investment income
  of ($1,387,486) and ($371,874), respectively)                                            $ 273,600,802     $113,756,140
                                                                                           =============     ============

(a) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.


SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
CLASS A SHARES

                                                               SIX MONTHS          PERIOD
                                                             ENDED 3/31/99          ENDED
                                                              (UNAUDITED)        9/30/98 (b)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  10.92          $  12.00
                                                               --------          --------
 Income from investment operations
 Net investment income                                             0.91              0.24
 Net realized and unrealized loss on investments                  (0.17)            (1.04)
                                                               --------          --------
 Total from investment operations                                  0.74             (0.80)
                                                               --------          --------
Less distributions
 From net investment income                                       (0.55)            (0.28)
                                                               --------          --------
Net asset value, end of period                                 $  11.11          $  10.92
                                                               ========          ========
TOTAL RETURN*                                                      6.97%            (6.75%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $166,294          $ 50,887
Ratio of expenses to average net assets                            1.00%(a)          0.60%(a)
Ratio of expenses to average net asset excluding waiver            1.11%(a)          1.30%(a)
Ratio of net investment income to average net assets               9.07%(a)          7.36%(a)
Portfolio turnover rate                                              29%               27%

(a) Annualized.
(b) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CLASS B SHARES

                                                               SIX MONTHS          PERIOD
                                                             ENDED 3/31/99          ENDED
                                                              (UNAUDITED)        9/30/98 (c)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  10.91          $  12.00
                                                               --------          --------
Income from investment operations
 Net investment income                                             0.37              0.22
 Net realized and unrealized gain (loss) on investments            0.33             (1.05)
                                                               --------          --------
 Total from investment operations                                  0.70             (0.83)
                                                               --------          --------
Less distributions
 From net investment income                                       (0.52)            (0.26)
                                                               --------          --------
Net asset value, end of period                                 $  11.09          $  10.91
                                                               ========          ========
TOTAL RETURN*                                                      6.60%            (6.95%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                       $107,307          $ 62,869
Ratio of expenses to average net assets                            1.50%(a)          1.10%(a)
Ratio of expenses to average net asset excluding waiver            1.61%(a)          1.80%(a)
Ratio of net investment income to average net assets               8.57%(a)          6.87%(a)
Portfolio turnover rate                                              29%               27%

(a) Annualized.
(c) For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
* Total return does not reflect sales commissions and is not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
--------------------------------------------------------------------------------

NOTE 1: ORGANIZATION

Mentor Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Mentor Funds consists of twelve separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at March 31, 1999, as follows:



      Mentor Growth Portfolio ("Growth Portfolio")
      Mentor Perpetual Global Portfolio
       ("Global Portfolio")
      Mentor Capital Growth Portfolio
       ("Capital Growth Portfolio")
      Mentor Income and Growth Portfolio
       ("Income and Growth Portfolio")
      Mentor Balanced Portfolio ("Balanced Portfolio")
      Mentor Municipal Income Portfolio
       ("Municipal Income Portfolio")
      Mentor Quality Income Portfolio
       ("Quality Income Portfolio")
      Mentor Short-Duration Income Portfolio
       ("Short-Duration Income Portfolio")
      Mentor High Income Portfolio
       ("High Income Portfolio")
      Mentor Money Market Portfolio
       ("Money Market Portfolio")
      Mentor U.S. Government Money Market Portfolio ("Government Portfolio") Mentor Tax-Exempt Money Market Portfolio ("Tax-Exempt Portfolio")


The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.


These financial statements do not include the Money Market Portfolio, Government Portfolio and Tax-Exempt Portfolio.

Mentor Funds currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% (4.75% for the Quality Income Portfolio, Municipal Income Portfolio and High Income Portfolio and 1% for Short-Duration Income Portfolio) payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held. Class Y shares are sold to institutions and high net-worth individual investors and are not subject to any sales or contingent deferred sales charges.


Effective November 16, 1998, the Balanced Portfolio acquired substantially all the assets and assumed the liabilities of the Strategy Portfolio in exchange for Class A, Class B and Class Y shares of the Balanced Portfolio. The acquisition was accomplished by a tax-free exchange of the respective shares of the Balanced Portfolio for the net assets of the Strategy Portfolio. The net assets acquired amounted to $222,601,303. The aggregate net assets of the Balanced Portfolio immediately after the acquisition were $255,551,169.



NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.


(a) Valuation of Securities - Listed securities held by the Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Income and Growth Portfolio, and

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Balanced Portfolio traded on national stock exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the advisor of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Trustees.


U.S. Government obligations held by the Income and Growth Portfolio, Balanced Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio, and High Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage-backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolios' Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.


Municipal bonds, held by the Municipal Income Portfolio, are valued at fair value. An independent pricing service values the Portfolio's municipal bonds taking into consideration yield, stability, risk, quality, coupon, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities. The pricing service does not rely exclusively on quoted prices. Short-term investments with remaining maturities of 60 days or less shall be their amortized cost value unless the particular circumstances of the security indicate otherwise.


Foreign currency amounts are translated into United States dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.


Net realized foreign currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Portfolio and the amount actually received. The portion of investment gains and losses related to foreign currency fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.


(b) Repurchase Agreements - It is the policy of Mentor Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.


Mentor Funds will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by Mentor Funds' adviser to be creditworthy pursuant to guidelines established by the Mentor Funds' Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, Mentor Funds could receive less than the repurchase price on the sale of collateral securities.


(c) Borrowings - Each of the Portfolios (except for the Growth Portfolio and Municipal Income Portfolio) may, under certain circumstances, borrow money directly or through dollar-roll and reverse repurchase agreements (arrangements in which the Portfolio sells a security for a percentage of its market value with an agreement to buy it back on a set date). Each Portfolio may borrow up to one-third of the value of its net assets.


The average daily balance of reverse repurchase agreements outstanding for Quality Income Portfolio during the six months ended March 31, 1999, was approximately $19,877,322 or $1.23 per share based on average shares outstanding during the period at a weighted average interest rate of 4.57%. The maximum amount of borrowings outstanding for any day during the period was $83,156,353 (including accrued interest), as of February 10, 1999, at an interest rate of 4.84% and was 27.46% of total assets at that date.


The average daily balance of reverse repurchase agreements outstanding for Short-Duration Income Portfolio during the six months ended March 31, 1999, was approximately $7,799,523 or $0.09 per share based on average shares outstanding during the period at a weighted average interest rate of 4.35%. The maximum amount of borrowings outstanding for any day during the period was $22,005,806 (including accrued interest), as of January 25, 1999, at an interest rate of 4.75% and was 7.31% of total assets at that date.


(d) Portfolio Securities Loaned - Each of the Portfolios (except for Municipal Income Portfolio) is authorized by the Board of Trustees to participate in securities lending transactions.


The Portfolios may receive fees for participating in lending securities transactions. During the period that a security is out on loan, Portfolios continue to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolios record an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At March 31, 1999, certain Portfolios had loaned securities to brokers which were collateralized by cash, U.S. Treasury securities and letters of credits. Cash collateral at March 31, 1999 was reinvested in U.S. Treasury and high quality money market instruments. Income from securities lending activities amounted to $233,048, $60,254, $28,592, $51,219, $65,533, and $14,285, for the
Growth Portfolio, Global Portfolio, Capital Growth Portfolio, Income and Growth Portfolio, Balanced Portfolio and Quality Income

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Portfolio, respectively for the six months ended March 31, 1999. Among the risks to a Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At March 31, 1999, the value of the securities on loan and the value of the related collateral were as follows:



                        SECURITIES          CASH         SECURITIES      TRI-PARTY
     PORTFOLIO            ON LOAN        COLLATERAL      COLLATERAL      COLLATERAL
-------------------   --------------   --------------   ------------   -------------
Growth                $81,699,455      $83,131,779      $510,369                -
Global                 37,467,506       38,767,594             -                -
Capital Growth         21,805,109       22,282,979             -                -
Income and Growth      64,983,143       57,206,916             -       $9,826,621
Balanced               85,449,627       87,189,594        92,520          521,991
Quality Income            332,669          341,000             -                -
-------------------   -----------      -----------      --------       ----------

(e) Dollar Roll Transactions - Each of the Portfolios (except for the Growth and Municipal Income Portfolios) may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. In a dollar-roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.


(f) Security Transactions and Investment Income - Security transactions for the Portfolios are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Interest income (except for Municipal Income Portfolio) includes interest and discount earned (net of premium) on short-term obligations, and interest earned on all other debt securities including original issue discount as required by the Internal Revenue Code. Dividends to shareholders and capital gain distributions, if any, are recorded on the ex-dividend date.


Interest income for the Municipal Income Portfolio includes interest earned net of premium, and original issue discount as required by the Internal Revenue Code.


(g) Federal Income Taxes - No provision for federal income taxes has been made since it is each Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.


Dividends paid by the Municipal Income Portfolio representing net interest received on tax-exempt municipal securities are not includable by shareholders as gross income for federal income tax purposes because the Portfolio intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Portfolio to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private purpose municipal bonds issued after August 7, 1986,

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

may by considered a tax preference item to shareholders.


At September 30, 1998, capital loss carryforwards for federal tax purposes were as follows:



                      MUNICIPAL            QUALITY
    EXPIRES       INCOME PORTFOLIO     INCOME PORTFOLIO
--------------   ------------------   -----------------
   9/30/2001     $         -          $    244,512
   9/30/2002               -             3,678,547
   9/30/2003         317,478             7,326,035
   9/30/2004       1,616,817             1,708,773
   9/30/2005               -             1,325,149
   9/30/2006         295,480                     -
------------     -----------          ------------
                 $ 2,229,775          $ 14,283,016
------------     -----------          ------------

Such capital loss carryforwards will reduce the Portfolios' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise relieve the Portfolios of any liability for federal tax.


(h) When-Issued and Delayed Delivery Transactions - The Portfolios may engage in when-issued or delayed delivery transactions. To the extent the Portfolios engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with their investment objectives and policies and not for the purpose of investment leverage. The Portfolios will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolios will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily, and begin earning interest on the settlement date.

(i) Futures Contracts - In order to gain exposure to or protect against declines in security values, the Portfolios may buy and sell futures contracts. The Portfolios may also buy or write put or call options on futures contracts.


The Portfolios may sell futures contracts to hedge against declines in the value of portfolios securities. The Portfolios may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Portfolios will segregate assets to cover its commitments under such speculative futures contracts.


Upon entering into a futures contract, the Portfolios are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolios recognize a realized gain or loss when the contract is closed. For the six months ended March 31, 1999, Balanced Portfolio and Municipal Income Portfolio had net realized gains of $1,366,401 and $47,700, respectively, on closed futures contracts.


Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. At March 31, 1999, Balanced Portfolio and Municipal Income Portfolio had open positions in the following futures contracts:

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------


                                                                                                           NET
                                                                                                        UNREALIZED
                      NUMBER OF                                                        NOTIONAL        APPRECIATION
PORTFOLIO             CONTRACTS     POSITION         CONTRACTS        EXPIRATION         VALUE        (DEPRECIATION)
------------------   -----------   ----------   ------------------   ------------   --------------   ---------------
Balanced                690           Short       U.S. Long Bond        Jun-99      $69,000,000      ($2,760,157)
Municipal Income        130           Short      Muni Bond Future       Jun-99      $13,000,000      ($   41,000)
------------------      ---        ----------   ------------------      ------      -----------       ----------

(j) Options - In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Portfolios may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.


The Portfolios generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. The Portfolios may also use options for speculative purposes, although they do not employ options for this at the present time. The Portfolios will segregate assets to cover their obligations under option contracts.


Options contracts are valued daily based upon the last sales price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Portfolios will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. For the six months ended March 31, 1999, Municipal Income Portfolio had a net realized gain of $61,690 on closed option contracts.


The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised or the counterparty is unwilling or unable to perform. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty. Activity in written options for the Muncipal Income Portfolio for the six months ended March 31, 1999, was as follows:



                              PREMIUM
                             RECEIVED       FACE VALUE
                           ------------   -------------
 Options outstanding at
   September 30, 1998      $     -               -
 Options written           110,880         200,000
 Options closed            (61,690)       (100,000)
------------------------   -------        --------
 Options outstanding at
   March 31, 1999          $49,190         100,000
------------------------   -------        --------

(k) Residual Interests - A derivative security is any investment that derives its value from an underlying security, asset, or market index. Quality Income Portfolio and Short-Duration Income Portfolio invest in mortgage security residual interests ("residuals") which are considered derivative securities. The Portfolios' investments in residuals have been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Portfolios have not incurred any indebtedness in the course of making these residual investments; nor have the Portfolios' assets been pledged to secure

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

the indebtedness of the issuing structure or the Portfolios' investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Portfolios' policy to limit their exposure at the time of purchase to no more than 20% of their total assets.


(l) Interest-Rate Swap - An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss. At of March 31, 1999, there was no open interest rate swap agreement.


(m) Deferred Expenses - Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.


(n) Distributions - Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, certain futures and deferral of wash sales and equalization deficits.


The Growth Portfolio and Capital Growth Portfolio also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the distributions for income tax purposes.

NOTE 3: DIVIDENDS

Dividends will be declared daily and paid monthly to all shareholders invested in Municipal Income Portfolio, Quality Income Portfolio, Short-Duration Income Portfolio and High Income Portfolio. Dividends are delared and paid annually to all shareholders invested in the Growth Portfolio, Capital Growth Portfolio, Global Portfolio and Balanced Portfolio. Dividends are declared and paid quarterly to all shareholders invested in Income and Growth Portfolio. Dividends will be reinvested in additional shares of the same class and Portfolio on payment dates at the ex-dividend date net asset value without a sales charge unless cash payments are requested by shareholders in writing to the Mentor Investment Group, LLC. Dividends of all Portfolios are paid to shareholders of record on the record date. Capital gains realized by each Portfolio, if any, are paid annually.



NOTE 4: INVESTMENT ADVISORY AND MANAGEMENT AND ADMINISTRATION AGREEMENTS

Mentor Investment Advisors, LLC ("Mentor Advisors") is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor") and its affiliates. Mentor is a subsidiary of Wheat First Butcher Singer, Inc., which in turn is a wholly owned subsidiary of First Union Corporation ("First Union"). First Union is a leading financial services company; First Union has announced plans to acquire EVEREN Capital Corporation, which currently has a minority ownership interest in Mentor.


Mentor Advisors, the Portfolios' investment adviser, receives for its services an annual investment advisory fee not to exceed the following percentages of the average daily net assets of the particular

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Portfolio: Growth Portfolio, 0.70%; Capital Growth Portfolio, 0.80%; Income and Growth Portfolio, 0.75%; Balanced Portfolio, 0.75%; Municipal Income Portfolio, 0.60%; Quality Income Portfolio, 0.60%; Short-Duration Income Portfolio, 0.50%; and High Income Portfolio, 0.70%.


Mentor Advisors pays Van Kampen American Capital Management, Inc., the sub-adviser to Municipal Income Portfolio, an annual fee expressed as a percentage of the Portfolio's average net assets as follows: 0.25% of the first $60 million of the Portfolio's average net assets and 0.20% of the Portfolio's average net assets over $60 million.


For the period from October 1, 1997 to June 30, 1998, Wellington Management Company, LLC, the sub-adviser to the Income and Growth Portfolio, received from the Investment Adviser an annual fee expressed as a percentage of that Portfolio's assets as follows: 0.325% on the first $50 million of the Portfolio's average net assets, 0.275% on the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million. Effective July 1, 1998, the sub-advisor to the Income and Growth Portfolio received the following fees: 0.325% on the first $50 million of the Portfolio's average net assets, 0.250% on the next $150 million of the Portfolio's average net assets, and 0.200% of the Portfolio's average net assets over $150 million.


Van Kampen American Capital Management, Inc., the sub-adviser to the High Income Portfolio receives from the Investment Adviser an annual fee of 0.20% of the Portfolio's average daily net assets.

No performance or incentive fees are paid to the sub-advisers. Under certain Sub-Advisory Agreements, the particular sub-adviser may, from time to time, voluntarily waive some or all of its sub-advisory fee charged to the Investment Adviser and may terminate any such voluntary waiver at any time in its sole discretion.


The Global Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, LLC ("Mentor Perpetual"). Mentor Perpetual is owned equally by Mentor and Perpetual PLC, a diversified financial services holding company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.10% applied to the average daily net assets of the Portfolio up to and including $75 million on and 1.00% of its average daily net assets in excess of $75 million.


For the six months ended March 31, 1999, Mentor Advisors and sub-advisers, earned and voluntarily waived the following management fees:



                                  MANAGEMENT
                    MANAGEMENT       FEE         SUB ADVISER
                        FEE      VOLUNTARILY         FEE
PORTFOLIO             EARNED        WAIVED     EARNED/(WAIVED)
------------------ ------------ ------------- ----------------
Growth             $1,879,581           -               -
Global                945,039           -               -
Capital Growth      1,796,157           -               -
Income and
Growth                984,781           -        $318,695
Balanced              871,032           -               -
Municipal Income      360,928           -         135,265
Quality Income        631,092    $194,745               -
Short-Duration
   Income             439,105      52,159               -
High Income           683,266     269,733         118,103
------------------ ----------    --------        --------

Administrative   personnel  and  services  are  provided  by  Mentor,  under  an
Administration Agreement, at an annual rate of 0.10% of the average daily net assets of each Portfolio. For the six months ended

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

March 31, 1999, Mentor earned the following administrative fees:


                                              ADMINISTRATIVE
                           ADMINISTRATIVE          FEE
                                 FEE           VOLUNTARILY
PORTFOLIO                      EARNED             WAIVED
-----------------------   ----------------   ---------------
Growth                    $268,512                 -
Global                      90,764                 -
Capital Growth             224,520                 -
Income and Growth          131,304                 -
Balanced                   116,138                 -
Municipal Income            60,155                 -
Quality Income             105,182                 -
Short-Duration Income       88,030           $88,030
High Income                 97,610            38,398
-----------------------   --------           -------

The Portfolios also provide direct reimbursement to Mentor for certain legal and compliance administration, investor relation and operation related costs not covered under the Investment Management Agreement. For the six months ended March 31, 1999, these direct reimbursements were as follows:


                               DIRECT
PORTFOLIO                  REIMBURSEMENTS
-----------------------   ---------------
Growth                    $16,887
Global                      5,918
Capital Growth             15,307
Income and Growth           8,269
Balanced                    9,752
Municipal Income            3,857
Quality Income              6,561
Short-Duration Income       6,006
-----------------------   -------

NOTE 5: DISTRIBUTION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Class B shares of the Portfolios have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under a
Distribution Agreement between the Portfolios and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of BYSIS Fund Services, Inc., Mentor Distributors was appointed distributor of the Portfolios. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolios pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolios' average daily net assets for the Growth Portfolio, Capital Growth Portfolio, Income and Growth Portfolio, Balanced Portfolio and Global Portfolio, 0.50% of the average daily net assets of the Municiap Income Portfolio, Quality Income Portfolio and High Income Portfolio, and 0.30% of the average daily net assets for the Short-Duration Income Portfolio.


Mentor Distributors may select financial institutions, such as investment dealers and banks to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers.


Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios beneficially owned by the financial institution's customers for whom it is holder of record or with whom it has a servicing relationship.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Presently, the Portfolios' class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. Under the Distribution Plan, shareholder service fees are charged in Class A and B and distribution fees are charged to Class B. For the six months ended March 31, 1999, distribution fees and shareholder servicing fees were as follows:

                                              SHAREHOLDER SERVICING FEE
                               CLASS B        -------------------------
PORTFOLIO                  DISTRIBUTION FEE     CLASS A       CLASS B
-----------------------   -----------------   -----------   -----------
Growth                        $1,518,365       $125,769      $506,121
Global                           416,023         88,235       138,674
Capital Growth                   881,368        267,508       293,790
Income and Growth                571,335        137,814       190,445
Balanced                         631,992         78,320       210,664
Municipal Income                 150,302         75,234        75,151
Quality Income                   273,958        125,975       136,979
Short-Duration Income             82,684        150,647        68,903
High Income                      216,898        135,872       108,152
-----------------------       ----------       --------      --------

NOTE 6: FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

In connection with portfolio purchases and sales of securities denominated in a foreign currency, Global Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time Global Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At March 31, 1999, Global Portfolio had outstanding forward contracts as set forth below.

                                             CONTRACTS                                    NET UNREALIZED
                                            TO DELIVER/                   IN EXCHANGE      APPRECIATION/
 SETTLEMENT DATE                              RECEIVE          VALUE          FOR         (DEPRECIATION)
-----------------                        ----------------   ----------   -------------   ----------------
PURCHASES
4/01/99                British Pound             52,800      $ 85,113       $ 85,483          $ (370)
4/01/99                British Pound             92,130       148,513        149,158            (645)
4/01/99                British Pound              2,175         3,506          3,521             (15)
4/01/99                British Pound             14,584        23,509         23,611            (102)
4/01/99                British Pound             70,256       113,253        113,745            (492)
4/01/99                British Pound             24,996        40,294         40,469            (175)
4/06/99                British Pound             15,488        24,967         25,075            (108)
4/06/99                British Pound             39,804        64,164         64,443            (279)
4/06/99                British Pound              8,419        13,571         13,630             (59)
4/30/99                    Eruo                 213,787       230,730        230,249             481
4/01/99              Singapore Dollar           267,060       154,638        154,281             357
4/01/99              Singapore Dollar            90,042        52,137         52,017             120
4/06/99                Turkish Lira       6,092,812,500       163,324        163,675            (351)
SALES
4/01/99                British Pound             25,808        41,602         41,784             182
-------             ------------------    -------------      --------       --------          ------

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Portfolio shares were as follows:



                                                                              MENTOR GROWTH PORTFOLIO
                                                       ---------------------------------------------------------------------
                                                                SIX MONTHS ENDED                      YEAR ENDED
                                                                    3/31/99                            9/30/98
                                                       ---------------------------------- ----------------------------------
                                                            SHARES            DOLLAR           SHARES            DOLLAR
                                                       ---------------- ----------------- ---------------- -----------------
CLASS A:
Shares sold                                                20,554,242    $  317,331,063       12,016,618    $  210,103,016
Shares issued upon reinvestment of distributions              209,824         2,939,628          346,751         6,474,795
Shares redeemed                                           (19,478,995)     (302,983,556)     (12,306,743)     (213,035,017)
                                                          -----------    --------------      -----------    --------------
Change in net assets from capital share transactions        1,285,071    $   17,287,135           56,626    $    3,542,794
                                                          ===========    ==============      ===========    ==============
CLASS B:
Shares sold                                                 1,528,098    $   22,897,224        4,138,130    $   73,047,883
Shares issued upon reinvestment of distributions            1,070,622        14,539,244        1,667,456        30,460,604
Shares redeemed                                            (4,214,789)      (62,923,290)      (4,698,525)      (80,890,251)
                                                          -----------    --------------      -----------    --------------
Change in net assets from capital share transactions       (1,616,069)   $  (25,486,822)       1,107,061    $   22,618,236
                                                          ===========    ==============      ===========    ==============
CLASS Y: (A)
Shares sold                                                   738,165    $   11,155,206        1,786,672    $   30,602,698
Shares issued upon reinvestment of distributions               72,358         1,016,634                1                10
Shares redeemed                                              (365,320)       (5,597,286)         (53,808)         (894,152)
                                                          -----------    --------------      -----------    --------------
Change in net assets from capital share transactions          445,203    $    6,574,554        1,732,865    $   29,708,556
                                                          ===========    ==============      ===========    ==============


                                                                            MENTOR PERPETUAL GLOBAL PORTFOLIO
                                                         -----------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                        YEAR ENDED
                                                                      3/31/99                              9/30/98
                                                         ----------------------------------   ----------------------------------
                                                              SHARES            DOLLARS            SHARES            DOLLARS
                                                         ---------------   ----------------   ---------------   ----------------
CLASS A:
Shares sold                                                  2,369,455      $  47,572,822         2,057,945      $  42,154,809
Shares issued upon reinvestment of distributions               247,790          4,601,451           113,726          2,255,270
Shares redeemed                                             (1,738,114)       (34,619,252)       (1,275,534)       (25,637,616)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions           879,131      $  17,555,021           896,137      $  18,772,463
                                                            ==========      =============        ==========      =============
CLASS B:
Shares sold                                                    575,905      $  11,051,076         1,821,588      $  36,737,964
Shares issued upon reinvestment of distributions               452,424          8,053,146           232,932          4,477,444
Shares redeemed                                               (668,319)       (12,833,727)         (983,971)       (18,930,107)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions           360,010      $   6,270,495         1,070,549      $  22,285,301
                                                            ==========      =============        ==========      =============
CLASS Y: (A)
Shares sold                                                          -      $           -                53      $       1,000
Shares issued upon reinvestment of distributions                     5                 85                 -                  8
Shares redeemed                                                      -                  -                 -                  -
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions                 5      $          85                53      $       1,008
                                                            ==========      =============        ==========      =============

(a) For the year ended 9/30/98 - For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                       MENTOR CAPITAL GROWTH PORTFOLIO
                                                       ----------------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                                   3/31/99                          9/30/98
                                                       -------------------------------- -------------------------------
                                                            SHARES          DOLLARS          SHARES         DOLLARS
                                                       --------------- ---------------- --------------- ---------------
CLASS A:
Shares sold                                                6,564,289    $ 156,453,797       5,110,051    $ 121,415,173
Shares issued upon reinvestment of distributions             741,596       16,051,578         278,288        5,833,664
Shares redeemed                                           (2,143,545)     (51,113,253)     (1,926,775)     (45,709,577)
                                                          ----------    -------------      ----------    -------------
Change in net assets from capital share transactions       5,162,340    $ 121,392,122       3,461,564    $  81,539,260
                                                          ==========    =============      ==========    =============
CLASS B:
Shares sold                                                2,032,338    $  45,677,249       4,375,173    $  98,931,464
Shares issued upon reinvestment of distributions           1,106,815       22,759,934         507,715       10,256,056
Shares redeemed                                           (1,109,805)     (24,997,919)     (1,063,324)     (23,712,167)
                                                          ----------    -------------      ----------    -------------
Change in net assets from capital share transactions       2,029,348    $  43,439,264       3,819,564    $  85,475,353
                                                          ==========    =============      ==========    =============
CLASS Y: (A)
Shares sold                                                       --    $          --              48    $       1,000
Shares issued upon reinvestment of distributions                   5              125               1               12
Shares redeemed                                                   --               --              --               --
                                                          ==========    =============      ==========    =============
Change in net assets from capital share transactions               5    $         125              49    $       1,012
                                                          ==========    =============      ==========    =============


                                                                          MENTOR INCOME AND GROWTH PORTFOLIO
                                                         ---------------------------------------------------------------------
                                                                 SIX MONTHS ENDED                       YEAR ENDED
                                                                     3/31/99                             9/30/98
                                                         --------------------------------   ----------------------------------
                                                             SHARES           DOLLARS            SHARES            DOLLARS
                                                         -------------   ----------------   ---------------   ----------------
CLASS A:
Shares sold                                                1,370,480      $  27,029,221         2,515,923      $  49,323,113
Shares issued upon reinvestment of distributions             307,537          5,973,032           371,373          7,153,831
Shares redeemed                                             (621,010)       (12,256,523)         (915,370)       (18,005,450)
                                                           ---------      -------------         ---------      -------------
Change in net assets from capital share transactions       1,057,007      $  20,745,730         1,971,926      $  38,471,494
                                                           =========      =============         =========      =============
CLASS B:
Shares sold                                                  672,499      $  13,233,579         2,642,784      $  51,766,483
Shares issued upon reinvestment of distributions             426,951          8,278,473           559,471         10,748,481
Shares redeemed                                             (594,987)       (11,652,675)       (1,074,795)       (21,053,657)
                                                           ---------      -------------        ----------      -------------
Change in net assets from capital share transactions         504,463      $   9,859,377         2,127,460      $  41,461,307
                                                           =========      =============        ==========      =============
CLASS Y: (A)
Shares sold                                                       --      $          --                53      $       1,000
Shares issued upon reinvestment of distributions                   3                 55                 2                 30
Shares redeemed                                                   --                 --                --                 --
                                                           ---------      -------------        ----------      -------------
Change in net assets from capital share transactions               3      $          55                55      $       1,030
                                                           =========      =============        ==========      =============

(a) For the year ended 9/30/98 - For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                               MENTOR BALANCED PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                       YEAR ENDED
                                                                      3/31/99                              9/30/98
                                                         ----------------------------------   ---------------------------------
                                                              SHARES            DOLLARS            SHARES           DOLLARS
                                                         ---------------   ----------------   ---------------   ---------------
CLASS A:
Shares sold                                                  7,357,872*     $ 113,523,480         258,246        $  3,577,935
Shares issued upon reinvestment of distributions                53,133            797,522          88,886           1,300,249
Shares redeemed                                               (130,667)        (3,234,796)        (48,369)           (810,000)
Conversion of Class A Shares to Class Y Shares                      --                 --        (273,416)         (3,350,117)
                                                             ---------      -------------        --------        ------------
Change in net assets from capital share transactions         7,280,338      $ 111,086,206          25,347        $    718,067
                                                             =========      =============        ========        ============
CLASS B:
Shares sold                                                 15,954,616*     $ 214,154,434         412,403        $  5,702,737
Shares issued upon reinvestment of distributions               115,470          1,719,720              --                  --
Shares redeemed                                             (1,523,742)       (23,070,275)             (9)               (125)
                                                            ----------      -------------        -----------     ------------
Change in net assets from capital share transactions        14,546,344      $ 192,803,879         412,394        $  5,702,612
                                                            ==========      =============        ==========      ============
CLASS Y: (A)
Shares sold                                                         89      $       1,303              --        $         --
Shares issued upon reinvestment of distributions                    98              1,441              --                  --
Shares redeemed                                               (253,109)        (3,662,016)         (7,305)           (100,000)
Conversion of Class A Shares to Class Y Shares                      --                 --         273,416           3,350,117
                                                            ----------      -------------        ----------      ------------
Change in net assets from capital share transactions          (252,922)     $  (3,659,272)        266,111        $  3,250,117
                                                            ==========      =============        ==========      ============


                                                                         MENTOR MUNICIPAL INCOME PORTFOLIO
                                                         ------------------------------------------------------------------
                                                                SIX MONTHS ENDED                      YEAR ENDED
                                                                     3/31/99                           9/30/98
                                                         -------------------------------   --------------------------------
                                                             SHARES          DOLLARS           SHARES           DOLLARS
                                                         -------------   ---------------   -------------   ----------------
CLASS A
Shares sold                                                1,504,089      $ 23,829,403       1,688,990       $ 26,509,509
Shares issued upon reinvestment of distributions              42,336           672,278          75,715          1,188,701
Shares redeemed                                             (225,496)       (3,573,184)       (423,337)        (6,641,364)
                                                           ---------      ------------       ---------       ------------
Change in net assets from capital share transactions       1,320,929      $ 20,928,497       1,341,368       $ 21,056,846
                                                           =========      ============       =========       ============
CLASS B:
Shares sold                                                  401,215      $  6,346,794       1,208,341       $ 18,966,860
Shares issued upon reinvestment of distributions              43,605           690,709          91,662          1,436,340
Shares redeemed                                             (298,124)       (4,720,495)       (436,001)        (6,820,355)
                                                           ---------      ------------       ---------       ------------
Change in net assets from capital share transactions         146,696      $  2,317,008         864,002       $ 13,582,845
                                                           =========      ============       =========       ============
CLASS Y: (A)
Shares sold                                                       --      $         --              64       $      1,000
Shares issued upon reinvestment of distributions                  --                --               3                 43
Shares redeemed                                                   --                --              --                 --
                                                           ---------      ------------       ---------       ------------
Change in net assets from capital share transactions              --      $         --              67       $      1,043
                                                           =========      ============       =========       ============

(a)For the year ended 9/30/98 - For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.
* Includes the following shares acquired from Strategy Portfolio in the tax-free exchange into the Balanced Portfolio on 11/13/98:
       Class A: 1,671,179 shares and Class B: 13,702,270 shares.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                            MENTOR QUALITY INCOME PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                  SIX MONTHS ENDED                       YEAR ENDED
                                                                      3/31/99                              9/30/98
                                                         ----------------------------------   ---------------------------------
                                                              SHARES            DOLLARS            SHARES           DOLLARS
                                                         ---------------   ----------------   ---------------   ---------------
CLASS A:
Shares sold                                                  2,563,679      $  33,699,152         4,256,782      $  56,191,423
Shares issued upon reinvestment of distributions               143,437          1,900,220           233,015          3,077,659
Shares redeemed                                             (1,184,191)       (15,537,997)       (1,597,720)       (21,178,895)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions         1,522,925      $  20,061,375         2,892,077      $  38,090,187
                                                            ==========      =============        ==========      =============
CLASS B:
Shares sold                                                  1,324,721      $  17,465,999         3,811,046      $  50,451,628
Shares issued upon reinvestment of distributions               163,492          2,165,673           272,551          3,600,049
Shares redeemed                                             (1,332,345)       (17,590,131)       (1,478,885)       (19,526,706)
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions           155,868      $   2,041,541         2,604,712      $  34,524,971
                                                            ==========      =============        ==========      =============
CLASS Y: (A)
Shares sold                                                         --      $          --                76      $       1,000
Shares issued upon reinvestment of distributions                    --                 --                 4                 51
Shares redeemed                                                     --                 --                --                 --
                                                            ----------      -------------        ----------      -------------
Change in net assets from capital share transactions                --      $          --                80      $       1,051
                                                            ==========      =============        ==========      =============


                                                                    MENTOR SHORT-DURATION INCOME PORTFOLIO
                                                       ----------------------------------------------------------------
                                                               SIX MONTHS ENDED                   YEAR ENDED
                                                                   3/31/99                          9/30/98
                                                       -------------------------------- -------------------------------
                                                            SHARES          DOLLAR           SHARES          DOLLAR
                                                       --------------- ---------------- --------------- ---------------
CLASS A:
Shares sold                                                7,806,852    $  97,941,814       9,921,692    $ 124,978,729
Shares issued upon reinvestment of distributions             183,533        2,308,531         200,895        2,525,409
Shares redeemed                                           (2,935,105)     (36,833,260)     (4,997,458)     (62,897,886)
                                                          ----------    -------------      ----------    -------------
Change in net assets from capital share transactions       5,055,280    $  63,417,085       5,125,129    $  64,606,252
                                                          ==========    =============      ==========    =============
CLASS B:
Shares sold                                                1,087,645    $  13,687,902       3,500,465    $  44,073,519
Shares issued upon reinvestment of distributions              91,026        1,147,597         145,226        1,826,827
Shares redeemed                                           (1,096,207)     (13,774,611)     (1,563,684)     (19,674,936)
                                                          ----------    -------------      ----------    -------------
Change in net assets from capital share transactions          82,464    $   1,060,888       2,082,007    $  26,225,410
                                                          ==========    =============      ==========    =============
CLASS Y: (A)
Shares sold                                                       --    $          --              79    $       1,000
Shares issued upon reinvestment of distributions                  --               --               4               49
                                                          ----------    -------------      ----------    -------------
Change in net assets from capital share transactions              --    $          --              83    $       1,049
                                                          ==========    =============      ==========    =============

(a) For the year ended 9/30/98 - For the period from November 19, 1997 (initial offering of Class Y Shares) to September 30, 1998.

MENTOR FUNDS
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

NOTE 7: CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                            MENTOR HIGH INCOME PORTFOLIO
                                                         ------------------------------------------------------------------
                                                                 SIX MONTHS ENDED                     PERIOD ENDED
                                                                      3/31/99                        9/30/1998 (B)
                                                         ---------------------------------   ------------------------------
                                                             SHARES            DOLLAR            SHARES          DOLLAR
                                                         --------------   ----------------   -------------   --------------
CLASS A:
Shares sold                                                10,801,852       $119,005,627       4,775,208      $ 56,602,255
Shares issued upon reinvestment of distributions              204,356          2,252,051          51,541           580,207
Shares redeemed                                              (695,694)        (7,699,179)       (168,561)       (1,889,222)
                                                           ----------       ------------       ---------      ------------
Change in net assets from capital share transactions       10,310,514       $113,558,499       4,658,188      $ 55,293,240
                                                           ==========       ============       =========      ============
CLASS B:
Shares sold                                                 4,173,805       $ 45,820,691       5,890,307      $ 69,683,852
Shares issued upon reinvestment of distributions              192,281          2,111,126          62,441           701,346
Shares redeemed                                              (456,107)        (5,001,935)       (190,546)       (2,108,787)
                                                           ----------       ------------       ---------      ------------
Change in net assets from capital share transactions        3,909,979       $ 42,929,882       5,762,202      $ 68,276,411
                                                           ==========       ============       =========      ============

(b) For the period from June 23, 1998 (commencement of operations) to March 31, 1999.



ADDITIONAL INFORMATION


YEAR 2000 (UNAUDITED)
The Portfolio receives services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolio from this problem.

MENTOR FUNDS
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TRUSTEES

DANIEL J. LUDEMAN, TRUSTEE & CHAIRMAN
           Chairman and Chief Executive Officer
           Mentor Investment Group, LLC


ARCH T. ALLEN III, TRUSTEE
           Attorney at Law
           Allen & Moore, LLP


JERRY R. BARRENTINE, TRUSTEE
           President
           J.R. Barrentine & Associates


ARNOLD H. DREYFUSS, TRUSTEE
           Former Chairman & Chief Executive Officer
           Hamilton Beach/Proctor-Silex, Inc.


WESTON E. EDWARDS, TRUSTEE
           President
           Weston Edwards & Associates


THOMAS F. KELLER, TRUSTEE
           Former Dean, Fuqua School of Business
           Duke University


LOUIS W. MOELCHERT, JR., TRUSTEE
           Vice President for Business & Finance
           University of Richmond


J. GARNETT NELSON, TRUSTEE
           Consultant
           Mid-Atlantic Holdings, LLC


TROY A. PEERY, JR., TRUSTEE
           Former President
           Heilig-Meyers Company


PETER J. QUINN, JR., TRUSTEE
           Managing Director
           Mentor Investment Group, LLC

OFFICERS

PAUL F. COSTELLO, PRESIDENT
           Managing Director
           Mentor Investment Group, LLC


TERRY L. PERKINS, TREASURER AND SECRETARY
           Senior Vice President
           Mentor Investment Group, LLC


MICHAEL A. WADE, ASSISTANT TREASURER
           Vice President
           Mentor Investment Group, LLC






This report is authorized for distribution to prospective investors only when preceded or accompanied by a Mentor Funds prospectus, which contains complete information about fees, sales charges and expenses. Please read it carefully before you invest or send money.

[MENTOR INVESTMENT GROUP LOGO]


                                RIVERFRONT PLAZA
                              901 EAST BYRD STREET
                            RICHMOND, VIRGINIA 23219
                                 (800) 382-0016




1999 MENTOR DISTRIBUTORS, LLC




MK 364

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                                     PAID
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